UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

UNWIRED PLANET, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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20 FIRST STREET, FIRST FLOOR

LOS ALTOS, CALIFORNIA 94022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 4, 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Unwired Planet, Inc. The meeting will be held on Friday, December 4, 2015, at 8:00 a.m. Pacific Standard Time at the offices of Pillsbury Winthrop Shaw Pittman LLP, 725 South Figueroa Street, Suite 2800, Los Angeles, CA 90017-5406 for the following purposes:

(1)	To elect six directors, Philip A. Vachon, Richard S. Chernicoff, Peter A. Reed, Boris Teksler, Taylor O. Harmeling and Jess M. Ravich;

(2)	To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016;

(3)	To approve an amendment to our Second Amended and Restated 2006 Stock Incentive Plan;

(4)	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio up to one-for-twenty (1:20), such ratio to be determined in the discretion of our Board of Directors;

(5)	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to make the corresponding reduction (based on the reverse stock split ratio selected by our Board of Directors) in the number of authorized shares of common stock from 1,000,000,000 to no fewer than 250,000,000 (on a post-split basis) or such other number of authorized shares, depending on the exact split ratio chosen by the Board or a committee of the Board, if and when the reverse stock split is effected pursuant to Proposal 4;

(6)	To approve the adoption of a protective amendment to our Amended and Restated Certificate of Incorporation, as amended, to help preserve certain tax benefits primarily associated with our net operating losses;

(7)	To approve the Tax Benefits Preservation Agreement to help protect the tax benefits primarily associated with our net operating losses;

(8)	To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement; and

(9)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on October 6, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Noah D. Mesel

Noah D. Mesel

Executive Vice President, General Counsel and Corporate Secretary

Los Altos, California

October 28, 2015

Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Stockholders to Be Held on December 4, 2015.

The notice, the proxy statement and the annual report to stockholders are available at

https://materials.proxyvote.com/91531F

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the proxy card mailed to you, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

2015 ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

UNWIRED PLANET, INC.

20 FIRST STREET, FIRST FLOOR

LOS ALTOS, CALIFORNIA 94022

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON December 4, 2015

October 28, 2015

GENERAL INFORMATION

Our Board of Directors (the “Board”) is soliciting proxies for our Annual Meeting of Stockholders to be held on Friday, December 4, 2015 beginning at 8:00 a.m. local time at the offices of Pillsbury Winthrop Shaw Pittman LLP, 725 South Figueroa Street, Suite 2800, Los Angeles, CA 90017-5406 (the “Annual Meeting”). An Annual Report to Stockholders, containing financial statements for the year ended June 30, 2015, is being mailed together with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement and the form of proxy were first mailed to stockholders on or about October 28, 2015.

This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully. Unless the context requires otherwise, the words “Unwired Planet,” “we,” “Company,” “us” and “our” refer to Unwired Planet, Inc.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

Unwired Planet has made these materials available to you on the Internet and has delivered printed versions of these materials to you by mail, in connection with our solicitation of proxies for use at the Annual Meeting, to be held at the offices of Pillsbury Winthrop Shaw Pittman LLP, 725 South Figueroa Street, Suite 2800, Los Angeles, CA 90017-5406, on Friday, December 4, 2015, at 8:00 a.m. Pacific Standard Time, and at any postponement(s) or adjournment(s) thereof. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. The Annual Meeting will be held at the offices located at the address shown above.

What is included in these proxy materials?

These proxy materials include:

•	this Proxy Statement for the Annual Meeting, including the attached Notice of Annual Meeting of Stockholders; and

•	Unwired Planet’s Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended June 30, 2015, as filed with the SEC on September 14, 2015 (the “Annual Report”).

These proxy materials also include the proxy card or vote instruction form for the Annual Meeting.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

Unwired Planet has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we are delivering a single copy of this Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of this Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of this Proxy Statement or the Annual Report, stockholders may write or call Unwired Planet at the following address and telephone number: 20 First Street, First Floor, Los Altos, California 94022, (650) 518-7111. Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding. Additionally, any stockholders who are presently sharing an address and receiving multiple copies of the Proxy Statement or the Annual Report and who would rather receive a single copy of these materials in the future may instruct us by directing their request in the same manner.

How can I get electronic access to the proxy materials?

These proxy materials provide you with instructions regarding how to:

•	view our proxy materials for the Annual Meeting on the Internet; and

•	instruct us to send future proxy materials to you electronically by email.

Unwired Planet’s proxy materials are also available for viewing, printing and downloading on our website at www.unwiredplanet.com in the “Investors” section.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who may vote at the Annual Meeting?

Only stockholders of record at the close of business on October 6, 2015 will be entitled to vote at the Annual Meeting. On this record date, there were 112,809,935 shares of common stock outstanding and entitled to vote.

What items will be voted on at the Annual Meeting?

Stockholders will vote on eight items at the Annual Meeting:

•	to elect to the Board, six director nominees named in this Proxy Statement (Proposal 1);

•	to ratify Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016 (Proposal 2);

•	to approve an amendment to our Second Amended and Restated 2006 Stock Incentive Plan (Proposal 3);

•	to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio up to one-for-twenty (1:20), such ratio to be determined in the discretion of our Board of Directors (the “Reverse Stock Split”) (Proposal 4);

•

to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to make the corresponding reduction (based on the Reverse Stock Split ratio selected by our Board of Directors) in the number of authorized shares of common stock from 1,000,000,000 to no fewer than

250,000,000 (on a post-split basis) or such other number of authorized shares, depending on the exact split ratio chosen by the Board or a committee of the Board, if and when the Reverse Stock Split is effected pursuant to Proposal 4 (the “Authorized Share Reduction”) (Proposal 5);

•	to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, (the “Protective Amendment”) to help preserve certain tax benefits primarily associated with our net operating losses (Proposal 6);

•	to approve a Tax Benefits Preservation Agreement to help protect the tax benefits primarily associated with our net operating losses (Proposal 7); and

•	to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement (Proposal 8).

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	“FOR” the election of each of the Board’s nominees to the Board (Proposal 1);

•	“FOR” the ratification of the selection of Grant Thornton LLP (Proposal 2);

•	“FOR” the amendment to our Second Amended and Restated 2006 Stock Incentive Plan (Proposal 3);

•	“FOR” the amendment of the our Amended and Restated Certificate of Incorporation, as amended, to effect the Reverse Stock Split (Proposal 4);

•	FOR” the amendment of our Amended and Restated Certificate of Incorporation, as amended, to effect the Authorized Share Reduction (Proposal 5);

•	“FOR” the Protective Amendment, to help preserve certain tax benefits primarily associated with our net operating losses (Proposal 6);

•	“FOR” the resolution approving the Tax Benefits Preservation Agreement (Proposal 7); and

•	“FOR” the advisory resolution to approve the compensation of our named executive officers (Proposal 8).

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company N.A. (“Transfer Agent”), you are considered the stockholder of record with respect to those shares, and the Proxy Statement was sent directly to you by Unwired Planet. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

If I am a stockholder of record of Unwired Planet’s shares, how do I vote?

There are four ways to vote:

•	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

•	Submit a Proxy Via the Internet. You may vote by proxy by Internet by visiting www.proxyvote.com and entering the control number found in the Notice. If you request printed copies of the proxy materials by mail, you may vote by proxy by Internet by following the directions found on the proxy card.

•	Submit a Proxy By Telephone. You may vote by proxy by calling, toll free 1-800-690-6903, and following the directions, found on the proxy card.

•	Submit a Proxy By Mail. You may vote by completing, signing and dating the accompanying proxy card and returning it in the envelope provided.

We provide Internet and telephonic proxy voting to allow you to vote your shares online or by telephone, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access or telephonic voting, such as usage charges from Internet access providers and telephone companies.

If I am a beneficial owner of shares held in street name, how do I vote?

There are four ways to vote:

•	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

•	Submit a Proxy Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found in the vote instruction form you received.

•	Submit a Proxy By Telephone. You may vote by proxy by calling the toll free number, and following the directions, found on the vote instruction form you received.

•	Submit a Proxy By Mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of October 6, 2015.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you submit a proxy by Internet, telephone or mail without giving specific voting instructions on one or more matters listed in the Notice, your shares will be voted as recommended by our Board on such matters, and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to the mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card or Notice?

If you receive more than one proxy card or Notice, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card, or vote with respect to each Notice, to ensure that all of your shares are voted.

May I change my vote after submitting my proxy?

Yes. You may revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date, or vote again by telephone or over the Internet;

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 20 First Street, First Floor, Los Altos, California 94022; or

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card, or telephone or internet proxy, is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for the 2016 annual meeting?

Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at our 2016 annual meeting of stockholders, pursuant to Rule 14a-8 promulgated under the Exchange Act by the SEC, must be received at our principal executive offices not later than June 30, 2016. Under our bylaws, stockholders who wish to make a proposal at the 2016 annual meeting — other than one that will be included in our Proxy Statement — must notify us between August 6, 2016 and September 5, 2016. However, in the event that an annual meeting is called for a date that is not within 30 days before or after the first anniversary of the preceding year’s annual meeting, then, in order to be timely, a stockholder’s notice must be received by our Secretary not later than the close of business on the 10th day following the day on which the notice of the date of the meeting was mailed or the public announcement of the date of the meeting is first made, whichever first occurs. If you wish to submit a stockholder proposal or director nomination, please review our bylaws, which contain a description of the information required to be submitted as well as additional requirements about advance notice of stockholder proposals and director nominations.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner does not provide voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the national securities exchanges, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights and privileges of stockholders.

The election of directors (Proposal 1), the amendment to our 2006 Stock Incentive Plan (Proposal 3), the Reverse Stock Split (Proposal 4), the Authorized Share Reduction (Proposal 5), the adoption of the Protective Amendment (Proposal 6), the approval of the Tax Benefits Preservation Agreement (Proposal 7) and the advisory vote on executive compensation (Proposal 8) are considered to be “non-routine” matters and as a result, brokers and nominees cannot vote your shares on these proposals in the absence of your direction. The ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016 (Proposal 2) is considered to be a “routine” matter and, as a result, brokers and nominees will be able to vote your shares on this proposal in the absence of your direction.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For,” “Withheld,” and broker non-votes with respect to the election of directors, and “For” and “Against” votes, abstentions and broker non-votes, with respect to all other proposals.

For Proposal 1, withheld votes and broker non-votes will have no effect on the outcome of the election of directors.

For Proposals 2, 3, 4, 5, 6, 7 and 8, abstentions will be included in determining the number of shares present and entitled to vote on the Proposals, thus having the effect of a vote against the proposal. For Proposals 3, 4, 5, 6, 7 and 8, broker non-votes, if any, are not counted in determining the number of shares present and entitled to vote and will therefore have no effect on the outcome.

The ratification of our independent registered public accounting firm is a routine matter on which we expect that brokers and other nominees will be entitled to vote without receiving instructions from the beneficial holder of the applicable shares of common stock. Accordingly, we expect no broker non-votes will result from this proposal; however, if any broker non-votes are submitted, they will have the same effect as an “Against” vote. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

How many votes are needed to approve each proposal?

For Proposal 1, the election of six directors, the six nominees receiving the most “FOR” votes at the meeting in person or by proxy will be elected. Each of the other matters requires for approval the favorable vote of a majority of the votes present and entitled to vote on the applicable matter at the Annual Meeting in person or by proxy.

What is the quorum requirement?

The representation in person or by proxy of at least a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. On the record date, there were 112,809,935 shares outstanding and entitled to vote. Thus, 56,404,968 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

If you are a holder of record, your shares will be counted towards the quorum only if you submit a valid proxy or are present at the Annual Meeting. Abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. If there is no quorum, a majority of the votes present and entitled to vote at the meeting or the Chairman of the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

PROPOSAL 1

ELECTION OF DIRECTORS

As of November 4, 2015, our Board will be comprised of six directors and will be comprised of six directors following this Annual Meeting. At our 2013 annual meeting of stockholders, our stockholders approved an Amended and Restated Certificate of Incorporation to declassify the Board and transition to annual elections of directors. The declassification resulted in the Board being fully declassified, and all Board members standing for annual elections, beginning with our 2015 annual meeting of stockholders. Directors elected at this meeting will serve a term of one year. The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated Philip A. Vachon, Richard S. Chernicoff, Peter A. Reed, Boris Teksler, Taylor O. Harmeling and Jess M. Ravich, and recommended that each be elected to the Board, each to hold office until the Annual Meeting of Stockholders to be held in 2016 and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. Mark E. Jensen, William E. Marino, Gregory P. Landis and Dallas S. Clement resigned effective November 4, 2015, and are not standing for re-election at this Annual Meeting.

Pursuant to the Securities Purchase Agreement dated as of June 28, 2013 by and among us and Indaba Capital Fund, L.P. (“Indaba”), Indaba had the right, for as long as certain conditions are met, to designate one member to the Board (the “Designation Right”). Indaba subsequently assigned the Designation Right to certain funds managed by MAST Capital Management, LLC (“MAST”) and, as a result of the assignment of the Designation Right, Peter A. Reed was appointed to the Board as a director effective on May 28, 2015 to serve until the next annual meeting of stockholders or until his successor has been elected pursuant to the Designation Right.

The Board knows of no reason why any of the nominees would be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

Business Experience of Directors

The information with respect to each director nominee and continuing director includes the principal occupations in which he has been engaged, and the directorships in which he has served, in each case during the past five years. The information below is furnished by each respective director. There are no family relationships among any of Unwired Planet’s directors or its executive officers.

Proposed Director Nominees for Election in 2015

Philip A. Vachon has served as one of our directors since June 2013 and as Chairman of the Board from July 2013 to October 2015. In June 2014, Mr. Vachon was appointed our Principal Executive Officer. In 2009, Mr. Vachon co-founded IPMG AG, a privately-held global intellectual property licensing firm, where he currently serves as a director. From 2006 to 2008, Mr. Vachon advised one of the world’s largest patent holders on licensing to the telecommunications industry. Mr. Vachon served as President of Liberate International, a software and services firm that serviced the telecommunications industry, from 2003 to 2007. Mr. Vachon previously served on the board of directors of Hostess Brands from 2007 to 2009. The Nominating and Corporate Governance Committee believes that Mr. Vachon’s experience as an executive officer at several technology companies and in the telecommunications licensing industry qualifies him to serve on the Board.

Richard S. Chernicoff has served as one of our directors since March 2014, as our Lead Independent Director since April 2014 and as Chairman of the Board since October 2015. Since March 2015, he has served as a director, interim general counsel and interim general manager of the commercialization business at Marathon Patent Group Inc., a publicly held company engaged in the business of acquiring patents and patent rights. Prior to joining the Board, Mr. Chernicoff was President of Tessera Intellectual Property Corp. from July 2011 to January 2013. Mr. Chernicoff was President of Unity Semiconductor Corp. from December 2009 to July 2011. Prior to that, Mr. Chernicoff was with SanDisk Corporation from 2003 to 2009 where as Senior Vice President, Business Development, Mr. Chernicoff was responsible for mergers and acquisitions, financings and joint venutures. Previously, Mr. Chernicoff was a mergers and acquisitions partner in the Los Angeles office of Brobeck, Phleger & Harrison LLP from 2000 to 2003, and Mr. Chernicoff was a corporate lawyer in the Los Angeles office of Skadden, Arps, Slate, Meagher & Flom LLP from 1995 to 2000. Prior to that, Mr. Chernicoff was a member of the staff of the SEC in Washington DC from 1993 to 1995. Mr. Chernicoff began his career as a certified public accountant with Ernst & Young LLP. Mr. Chernicoff has a B.S. in Business Administration from California State University Northridge and received a J.D. from St. John’s University School of Law. The Nominating and Corporate Governance Committee believes Mr. Chernicoff’s qualifications to serve as Chairman of the Board include his significant experience with mergers and acquisitions, leadership of business organizations and capital market transactions.

Peter A. Reed has served as one of our directors since May 2015. Mr. Reed is a Portfolio Manager and Partner at MAST Capital Management, LLC (“Mast”), a Boston-based registered investment advisor. Mr. Reed currently serves as a director of International Wire Group Holdings Inc. and the Chairman of the Board of Nebraska Book Holdings, Inc. Prior to joining Mast in 2004, Mr. Reed was an investment banking analyst at Brown, Gibbons, Lang & Company where he worked on mergers and acquisitions, in-court and out-of-court financial restructurings, and debt and equity private placements for middle market companies. Mr. Reed holds his B.S. in Finance from Miami University in 2002. The Nominating and Corporate Governance Committee believes Mr. Reed’s qualifications to sit on the Board include his knowledge of the capital markets and corporate governance practices as a result of his business background.

Boris Teksler has served as one of our directors and as our Chief Executive Officer, President and Principal Executive Officer since June 2015. Prior to joining the Board, Mr. Teksler served as the Senior Executive Vice President and President of the Technology Business Group at Technicolor, since June 2013. Prior to that, Mr. Teksler served as the head of Patent Licensing and Strategy at Apple Inc., from 2009 to 2013. Mr. Teksler holds a B.S. in Computer Science from University of California, Davis. The Nominating and Corporate Governance Committee believes Mr. Teksler’s qualifications to sit on the Board include his significant experience with intellectual property (acquisition, licensing and litigation) and his industry knowledge.

Taylor O. Harmeling is a nominee for director and has been appointed to our Board effective November 4, 2015. Mr. Harmeling is a Portfolio Manager and founder of General Management Holdings LLC (“GMH”), a Burlington, Vermont-based investment firm. GMH invests the assets of its partners through a portfolio of highly-concentrated, long-term, value-oriented securities. Prior to founding GMH, from 2007 to 2013, Mr. Harmeling was a Managing Director at Lone Pine Capital where, among other industries, he focused on media & telecommunications investments. Previously, from 2006 to 2007. Mr. Harmeling was a Portfolio Manager at Emerging Sovereign Group. He graduated from Harvard College with a BA in Economics in 2003. The Nominating and Corporate Governance Committee believes Mr. Harmeling’s qualifications to sit on the Board include his knowledge of the capital markets and corporate governance practices as a result of his business background.

Jess M. Ravich is a nominee for director and has been appointed to our Board effective November 4, 2015. Mr. Ravich has served as a director of ALJ Regional Holdings, Inc. (“ALJJ”) since June 26, 2006 and the Chairman of its Board of Directors since August 31, 2006. He has also served as the Executive Chairman and Senior Executive Officer of ALJJ since February 20, 2013. Mr. Ravich joined The TCW Group as Group Managing Director in December 2012. Prior to that, Mr. Ravich was Managing Director at Houlihan Lokey since December 2009. Prior to that, Mr. Ravich was Chairman and Chief Executive Officer of Libra Securities, a Los Angeles-based investment banking firm that focused on capital raising and financial advisory services for middle market corporate clients and the sales and trading of debt and equity securities for institutional investors. Prior to founding Libra Securities in 1991, Mr. Ravich was an Executive Vice President at Jefferies & Co., Inc. and a

Senior Vice President at Drexel Burnham Lambert. Mr. Ravich has served on the board of directors of Cherokee Inc. (Nasdaq GS: CHKE) since May 1995. Mr. Ravich has also served as chairman of the board of directors of Cherokee Inc. since January 2011. Mr. Ravich has also served on the boards of directors of Spectrum Group International, Inc. since 2009, A-Mark Precious Metals, Inc. (Nasdaq GS: AMRK) since March 2014, as chairman at TCW BDC since September 2014 and as a board member of TCW Alternative Funds since March 2015. In addition to his professional responsibilities, Mr. Ravich has also served on the Undergraduate Executive Board of the Wharton School and the Board of Trustees of the Archer School for Girls. Mr. Ravich has both a B.S and M.S. from the Wharton School and a J.D. from Harvard University. The Nominating and Corporate Governance Committee believes Mr. Ravich’s qualifications to sit on the Board include his knowledge of mergers and acquisitions, capital markets and corporate transformation.

Directors Retiring as of November 4, 2015 and Not Standing for Re-election at the Annual Meeting

Gregory P. Landis served as one of our directors from July 2013 to November 4, 2015 and served as the Chair of the Nominating and Corporate Governance Committee. Since January 1, 2013, Mr. Landis has served as General Counsel of TerraPower LLC, a nuclear energy research and development company. From November 2007 until June 2011, Mr. Landis served as General Counsel at Intellectual Ventures, an invention and patent acquisition and licensing company. Mr. Landis was the General Counsel of Vulcan Inc. from 2005 to 2007, and from 1995 to 2005 was the General Counsel of AT&T Wireless, where he also served as Executive Vice President and Corporate Secretary. He is a member of the board of directors of the Lawyers’ Committee for Civil Rights, a public policy and advocacy organization, and a prior member of the boards of CTIA, a wireless communications trade association, and the Seattle Children’s Theater. He also previously served as Chairman of the Board of Equal Justice Works, a non-profit organization that enables attorneys to provide pro bono legal services to communities in need.

Mark E. Jensen served as one of our directors from October 2012 to November 4, 2015. From October 2001 until his retirement in June 2012, Mr. Jensen was an executive at Deloitte & Touche LLP, where he held a variety of positions, including U.S. Managing Partner-Audit and Enterprise Risk Services, Technology Industry and U.S. Managing Partner-Venture Capital Services Group. Mr. Jensen currently serves on the boards of directors of Lattice Semiconductor Corporation, a publicly-traded developer and manufacturer of semiconductor devices, Control4 Corporation, a publicly traded provider of automation systems for homes and businesses, and ForeScout Technologies, Inc., a leading provider of real-time network security solutions for business enterprises and government organizations. Prior to joining Deloitte & Touche LLP, Mr. Jensen was the Chief Financial Officer of Redleaf Group. Mr. Jensen brings to the Board significant experience and in-depth knowledge of public company financial reporting and accounting, specifically with companies in the technology industry.

William Marino served as one of our directors from June 2013 to November 4, 2015. Mr. Marino is currently Chief Executive Officer of Pragmatus LLC, a privately-held intellectual property licensing firm. Since January 2011, Mr. Marino has served as Chief Intellectual Property Officer of ObjectVideo, a provider of intelligent video analytics software for security, public safety, business intelligence and other applications. From October 2007 to June 2010, Mr. Marino served as Chief Executive Officer of Saxon Innovations, LLC, an intellectual property licensing company in the networking, wireless and wired voice and data communications industry. From October 2005 until June 2010, Mr. Marino also served as partner and General Counsel for Altitude Capital Partners, a private investment fund focused on investing in intellectual property. Mr. Marino holds an undergraduate degree in Biochemistry from the University of Massachusetts and a Juris Doctor from Suffolk University, and he is registered to practice before the U.S. Patent and Trademark Office.

Dallas Clement served as one of our directors from June 2014 to November 4, 2015. Mr. Clement has served as a director of BitAuto Holdings Ltd, a publicly traded provider of internet content and marketing services for China’s automotive industry. Mr. Clement has served as Executive Vice President, and Chief Financial Officer of Cox Enterprises, Inc., a privately held communications and automotive services company, since July 2015. Prior to that, Mr. Clement served as Executive Vice President and Chief Financial Officer of

Cox Automotive, Inc. from February 2011 to June 2015. Mr. Clement joined Cox Communications, Inc. in 1990 as a Policy Analyst and was promoted to Manager of Investment Planning in January 1993, Director of Finance in August 1994, and Treasurer in December 1996. From April 1995 to December 1996, Mr. Clement served as Assistant Treasurer for Cox Enterprises and Cox Communications, Inc. Prior to joining Cox Communications, Inc., Mr. Clement held analyst positions with Merrill Lynch and the Program on Information Resources Policy. Mr. Clement is a member of the Board of Directors of Simtrol, Inc. Mr. Clement holds an A.B. from Harvard College and an M.S. from Stanford University.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the election of each of the named nominees to the Board of Directors.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Grant Thornton LLP as our independent registered public accounting firm, for the fiscal year ending June 30, 2016 and has further directed that management submit the selection of Grant Thornton LLP as our independent registered public accounting firm for ratification by the stockholders at the 2016 Annual Meeting. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee may reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Replacement of KPMG LLP as Independent Auditors

In September 2013, the Audit Committee determined that it would solicit proposals for external audit services. On September 27, 2013, KPMG LLP was notified of the Audit Committee’s decision to dismiss KPMG LLP as the Company’s independent auditor. The reports of KPMG LLP on the financial statements of the Company as of and for the fiscal years ended June 30, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty or audit scope, but the 2013 report did contain an indication that the Company did not maintain effective internal control over financial reporting as of June 30, 2013 because of the effect of a material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that stated a material weakness related to the Company’s internal control over financial reporting had been identified. Specifically, the Company had controls over the preparation of their cash flow statement, calculation of earnings per share, reconciliation of financial statement footnote disclosures and completeness of financial statement footnote disclosures. These controls did not operate effectively due to a lack of resources with experience in financial reporting.

There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal years ended June 30, 2013 and 2012 and through October 1, 2013, which disagreements, if not resolved to KPMG LLP’s satisfaction, would have caused KPMG LLP to make reference to the subject matter of the disagreement in its report on the Company’s financial statements for such years.

There were no reportable events pursuant to Item 304(a)(1)(v) of Regulation S-K under the Exchange Act during the fiscal years ended June 30, 2013 and 2012 and through the date of this proxy statement.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

In accordance with Audit Committee policy, all services provided by Grant Thornton LLP in fiscal 2014 and fiscal 2015 were pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The pre-approval is for a particular defined task or scope of work and is subject to a specific budget. In connection with the pre-approval policy, the Audit Committee considers whether the categories of pre-approved services are consistent with the applicable SEC rules on auditor independence. For the fiscal years ended June 30, 2014 and June 30, 2015, Unwired Planet’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to us by Grant Thornton LLP.

Audit and Audit Related Fees

Aggregate fees billed by Grant Thornton LLP for fiscal years 2015 and 2014 for professional services rendered to Unwired Planet are presented below (in thousands):

	FY 2015	FY 2014
Audit Fees:
Audit services, statutory audits, quarterly reviews and 1933 Act filings	$361	$196

Audit-Related Fees:
Accounting Consultation	10	123

Tax Fees:
Income tax compliance and consulting	—	5

All Other Fees: (including financial information systems design and implementation)	—	17

Total fees	$371	$341

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016.

PROPOSAL 3

AMENDMENT TO SECOND AMENDED AND RESTATED

2006 STOCK INCENTIVE PLAN

Proposal

On October 23, 2015, the Board approved an amendment to the Company’s Second Amended and Restated 2006 Stock Incentive Plan (as amended, the “2006 Plan”), subject to stockholder approval, to revise the definition of “Change in Control” to include the sale, exclusive license or other disposition of the rights held by the Company or a subsidiary of the Company in or to one or more patents that has or have been asserted against one or more parties in any litigation proceeding to which the Company or any of its subsidiaries is currently a party as of December 4, 2015 (the “Subject Patents”) including but not limited to by way of the sale, transfer or other disposition of a majority of the equity ownership interests of any subsidiary or other entity directly or indirectly controlled by the Company and that owns or otherwise holds any of the Subject Patents. This amendment was designed to ensure that any holder of a grant under the 2006 Plan who is involved in the consideration, negotiation and completion of any potential strategic transactions is neutral as to what form such strategic transaction may take. The amendment will also have the effect of amending the inducement option grant made to Mr. Teksler in connection with his hire, which references the definition of Change in Control in the 2006 Plan. A copy of the 2006 Plan (as amended) is attached as Annex A to this Proxy Statement and is incorporated herein by reference.

Summary of Material Features of the 2006 Plan

The material features of the 2006 Plan are:

•	The maximum number of shares of common stock to be issued under the 2006 Plan is 19,000,000 shares;

•	The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock bonuses, performance share bonuses, restricted stock purchase rights, phantom stock units, restricted stock units and performance share units is permitted;

•	Grants of “full value” awards are deemed for purposes of determining the number of shares available for future grants under the 2006 Plan as an award for 1.5 shares for each share of common stock subject to the award. Grants of stock option or stock appreciation rights are deemed to be award of one share for each share of common stock subject to the award;

•	Shares tendered or held back for taxes will not be added back to the reserved pool under the 2006 Plan. Upon the exercise of a stock appreciation right, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares reacquired by the Company on the open market or otherwise using cash proceeds of option exercises will not be added to the reserved pool;

•	Stock options and stock appreciation rights will not be repriced (including by way of cancellation and regrant) without stockholder approval;

•	Certain awards granted under the 2006 Plan are intended to qualify as “performance-based” compensation under Section 162(m) of the Code

•	Any material amendment to the 2006 Plan is subject to approval by our stockholders; and

•	The expiration of the 2006 Plan is December 4, 2025.

The shares of common stock underlying any awards under the 2006 Plan that (i) expire, are canceled or are otherwise terminated, in whole or in part, without having been exercised or redeemed in full, (ii) are reacquired by the Company prior to vesting or (iii) are repurchased at cost by the Company prior to vesting are added back to the shares of common stock available for issuance under the 2006 Plan. The following shares will not be added back to the shares authorized for issuance under the 2006 Plan: shares tendered in payment of an option, shares withheld by the Company to satisfy a tax withholding obligation and shares purchased by the Company from the proceeds from the exercise of option.

Qualified Performance-Based Compensation under Code Section 162(m)

To ensure that certain awards granted under the 2006 Plan to a “Covered Employee” (as defined in the Code) qualify as “performance-based compensation” under Section 162(m) of the Code, the 2006 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: (1) earnings before interest, taxes, depreciation and amortization; (2) net income (loss) (either before or after interest, taxes, depreciation and/or amortization); (3) changes in the market price of the common stock; (4) economic value-added; (5) funds from operations or similar measures; (6) sales or revenue; (7) acquisitions or strategic transactions; (8) operating income (loss); (9) cash flow (including, but not limited to, operating cash flow and free cash flow); (10) return on capital, assets, equity, or investment; (11) stockholder returns; (12) return on sales; (13) gross or net profit levels; (14) productivity; (15) expenses; (16) margins; (17) operating efficiency; (18) customer satisfaction; (19) working capital; (20) earnings (loss) per share of common stock; (21) sales or market shares; and (22) number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 1,500,000 shares of common stock for any performance cycle and options or stock appreciation rights with respect to no more than 1,500,000 shares of common stock may be granted to any one individual during any fiscal year period.

Summary of the 2006 Plan

The following description of certain features of the 2006 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2006 Plan, as amended, that is attached hereto as Annex A.

Plan Administration. The 2006 Plan is administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2006 Plan. The Compensation Committee may delegate to a committee of one or more directors or to a committee of one or more officers of the Company the authority to grant awards to individuals eligible for awards who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility. Persons eligible to participate in the 2006 Plan are those employees and consultants of the Company and its subsidiaries or affiliates as selected from time to time by the Compensation Committee in its discretion. Approximately 27 individuals are currently eligible to participate in the 2006 Plan, which includes two officers, 16 employees who are not officers, and nine consultants.

Plan Limits. The maximum award of stock options or stock appreciation rights granted to any one individual employee will not exceed 1,500,000 shares of common stock (subject to adjustment for stock splits and similar events) for any fiscal year period. If any award of a restricted stock bonus, performance share bonus, restricted stock purchase right, phantom stock units, restricted stock units or performance share units granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 1,500,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle. In addition, no more than 19,000,000 shares may be issued in the form of incentive stock options.

Effect of Awards. For purposes of determining the number of shares of common stock available for issuance under the 2006 Plan, the grant of any “full value” award, such as a restricted stock bonus, performance share bonus, restricted stock purchase right, phantom stock units, restricted stock units or performance share units, will be counted as 1.5 shares for each share of common stock actually subject to the award. The grant of any stock option or stock appreciation right will be counted for this purpose as one share from each share of common stock actually subject to the award.

Stock Options. The 2006 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code, and (2) options that do not so qualify. Options granted under the 2006 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to consultants. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant unless such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code. Fair market value for this purpose will be the closing price of the shares of common stock on the NASDAQ on the date of grant.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised but options granted under the 2006 Plan will generally vest in equal monthly installments over a three-year period; provided, however, that vesting for options granted to new hires will generally occur as to one-third of the shares underlying the option on the one-year anniversary of the grant date and in equal monthly installments over the subsequent two years. The exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2006 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or qualified dometic relations order, and options may be exercised during the optionee’s lifetime only by the optionee.

Upon exercise of options, the option exercise price must be paid in full either in cash, or by check or other instrument acceptable to the Compensation Committee or pursuant to a “same day sale” program to the extent permitted by law.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Compensation Committee may award stand-alone stock appreciation rights or stapled stock appreciation rights, subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price may not be less than the fair market value of the common stock on the date of grant.

Restricted Stock Bonuses and Performance Share Bonuses. The Compensation Committee may award restricted stock bonuses and/or performance share bonuses subject to such conditions and restrictions as the Compensation Committee may determine. Restricted stock bonuses and performance share bonuses are grants of shares of common stock not requiring the payment of any monetary consideration by a participant (except as may be required by applicable corporate law). The vesting of restricted stock bonuses may be based on a participant’s continuous service or the achievement of performance criteria. The vesting of performance share bonuses will always be based on the achievement of performance criteria. Performance share bonuses and performance-vested restricted stock bonuses generally will not fully vest in less than one year.

Restricted Stock Purchase Rights. The Compensation Committee may award restricted stock purchase rights. Restricted stock purchase rights entitle a participant to purchase shares of common stock that are subject to restrictions determined by the Compensation Committee. The purchase price under each restricted stock purchase right may not be less than the fair market value of the common stock on the date of grant. The purchase price must be paid in full either in cash, or by check or, at the direction of the Board, according to deferred payment or other similar arrangement to the extent permitted by law.

Phantom Stock Units. The Compensation Committee may award phantom stock units to participants. A phantom stock unit is the right to receive the value of one share of common stock, redeemable upon terms and conditions set by the Compensation Committee. Phantom stock units that vest based on continuous service, will not fully vest in less than three years, but the vesting of such phantom stock units may be subject to acceleration upon the achievement of performance criteria, as determined by the Compensation Committee. Phantom stock units may be paid in shares of common stock, cash or a combination thereof in the Compensation Committee’s discretion at the time of vesting.

Restricted Stock Units and Performance Share Units. The Compensation Committee may award restricted stock units and/or performance share units, both of which entitle a participant to receive the value of one share of common stock per unit at the time the unit vests and may be subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period.

Change of Control Provisions. The 2006 Plan provides that, in the event of a change in control (as defined in the 2006 Plan) other than a dissolution or liquidation of the Company, the Board or the board of directors of any surviving entity or acquiring entity may provide or require that the surviving or acquiring entity (a) assume or continue all or any part of the awards outstanding under the 2006 Plan or (b) substitute substantially equivalent awards for those outstanding under the 2006 Plan. If the outstanding awards will not be so continued, assumed, or substituted, then with respect to awards held by participants whose continuous service has not terminated, the Board in its discretion may (1) provide for payment of a cash amount in exchange for the cancellation of awards equal to the excess, if any, of the fair market value per share of common stock over the exercise or redemption price, if any multiplied by the total number of shares of common stock subject to such award, (2) continue the awards or (3) terminate the stock awards upon the consummation of the change in control, but only if participants have been permitted to exercise or redeem any portion of (including at the discretion of the Board, any unvested portion of) any option, stock appreciation right, phantom stock unit, restricted stock unit or performance share unit at or prior to the change in control. In the event of a change in control involving dissolution or liquidation of the Company, all outstanding stock awards will terminate immediately prior to such dissolution or liquidation.

The proposed amendment to the 2006 Plan expands the definition of “Change in Control” to include the sale, exclusive license or other disposition of the Subject Patents including but not limited to by way of the sale, transfer or other disposition of a majority of the equity ownership interests of any subsidiary or other entity directly or indirectly controlled by the Company and that owns or otherwise holds any of the Subject Patents. The inducement option granted to Mr. Teksler in connection with his hire will accelerate and become fully vested and exercisable in the event the Company terminates his employment without Cause or he resigns for Good Reason, in either case within 12 months of a Change in Control (as defined in the 2006 Plan). Although this option was not granted under the 2006 Plan, the award agreement governing the option references the definition of Change in Control in the 2006 Plan. Accordingly, the proposed amendment to the 2006 Plan will also have the effect of amending such option.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2006 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2006 Plan, to certain limits in the 2006 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary dividends and similar events.

Tax Withholding. Participants in the 2006 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting or settlement of other awards. Participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting of an award or by delivering other shares to the Company.

Amendments and Termination. The Board may amend, suspend or terminate the 2006 Plan in any respect and at any time, subject to stockholder approval, if such approval is required by applicable law or stock exchange rules. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2006 Plan qualifies as performance-based compensation under Section 162(m) of the Code. Any amendment or termination of the 2006 Plan will not materially impair the rights of any participant with respect to any awards already granted to such participant without such participant’s consent. The Board may not reprice outstanding options or stock appreciation rights, by amendment or by cancellation and regrant (of a new award or cash), without stockholder approval.

Effective Date of the 2006 Plan. The Board originally adopted the 2006 Plan in 2006 and the proposed amendment was approved by the Board on October 23, 2015. The proposed amendment of the 2006 Plan becomes effective on the date it is approved by stockholders. No awards may be granted under the 2006 Plan after the date that is ten years from the date of most recent stockholder approval. If the proposed amendment of the 2006 Plan is not approved by stockholders, the 2006 Plan will continue in effect until it expires, and awards may be granted thereunder, in accordance with its terms.

New Plan Benefits

Because the grant of awards under the 2006 Plan is within the discretion of the Compensation Committee, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2006 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2006 Plan, the following table provides information concerning the benefits that were received by the following persons and groups for the fiscal year ended June 30, 2015: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

	Options				Other Awards
Name and Position	Average Exercise Price		Number (#)		Dollar Value ($)	Number (#)
Boris Teksler, Principal Executive Officer, Chief Executive Officer and President	—	(1)	—	(1)	—	—
Philip Vachon, former Principal Executive Officer	—		—		—	—
Dean Witter III, Interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer	—		—		—	—
Eric Vetter, former President, Chief Financial Officer and Chief Administrative Officer	—		—		—	—
Timothy Robbins, former Vice President, General Manager, Intellectual Property Division, former Executive Vice President and General Manager, Intellectual Property Division	—		—		—	—
Daniel Mendez, former Executive Vice President and General Manager, Intellectual Property Division	—		—		—	—
All current executive officers, as a group	—		—		—	—
All non-employee Directors	—		—		—	—
All current employees who are not executive officers, as a group	—		—		1,266,050	715,000

(1)	Does not include the option granted to Mr. Teksler as an inducement grant, which was not granted pursuant to the 2006 Plan. See the description above in this section under “Change of Control Provisions,” and the 2015 Grants of Plan-Based Awards table elsewhere in this Proxy Statement for further information on this grant.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2006 Plan. It does not describe all federal tax consequences under the 2006 Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and the Company receives a tax deduction for the same amount and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2006 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments,” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for certain awards under the 2006 Plan may be limited to the extent that the Principal Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2006 Plan is structured to allow certain awards to qualify as performance-based compensation.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the adoption of the amendment of the Amended and Restated 2006 Stock Incentive Plan, including as such amendment amends the terms of the inducement option granted to Mr. Teksler in connection with his hire.

PROPOSALS 4 AND 5

BACKGROUND

The Board is recommending that the stockholders approve amendments to the Company’s certificate of incorporation to (i) effect a reverse stock split of the Company’s outstanding shares of common stock at a ratio up to one-for-twenty (1:20) (the “Reverse Stock Split”) and (ii) make the corresponding reduction (based on the Reverse Stock Split ratio selected by our Board of Directors) in the number of authorized shares of common stock from 1,000,000,000 to no fewer than 250,000,000 (on a post-split basis) or such other number of authorized shares, depending on the exact split ratio chosen by the Board or a committee of the Board (the “Authorized Share Reduction”, if and when the Reverse Stock Split is effected). If these proposals are approved, the Board or a committee of the Board will have the authority to decide whether to implement the Reverse Stock Split, and if it decides to do so, the authority to set a specific ratio within the authorized range of up to 1:20. If the Board decides to implement the Reverse Stock Split, it will become effective upon the filing of the amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Date”). If the Reverse Stock Split is implemented, the number of issued and outstanding shares of common stock would be reduced in accordance with the Reverse Stock Split ratio noted above, and the total number of authorized shares of common stock after the Reverse Stock Split would be reduced to no fewer than 250,000,000 (on a post-split basis) or such other number of authorized shares, depending on the exact split ratio chosen by the Board or a committee of the Board, as outlined in Proposal 5. The form of amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split and Authorized Share Reduction is attached as Annex B to this Proxy Statement and incorporated herein by reference.

Purpose and Background of the Reverse Stock Split and Authorized Share Reduction

The Board’s primary objectives in proposing the Reverse Stock Split and Authorized Share Reduction are to raise the per share trading price of our common stock and to decrease the number of shares of our authorized but unissued common stock. The Board believes that the Reverse Stock Split and Authorized Share Reduction would, among other things, (i) enable the Company to maintain the listing of its common stock on The NASDAQ Global Select Market immediately after the Reverse Stock Split occurs, and for the foreseeable future, (ii) facilitate higher levels of institutional stock ownership, where investment policies generally prohibit investments in lower-priced securities and (iii) better enable the Company to raise funds to finance its planned operations.

The Company’s common stock is listed on The NASDAQ Global Select Market. On March 4, 2015, the Company received a letter from The NASDAQ Stock Market LLC (“NASDAQ”) advising that for the previous 30 consecutive business days, the bid price of the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion on The NASDAQ Global Select Market pursuant to NASDAQ Marketplace Rule 4450(a)(5). This notification had no immediate effect on the listing of the common stock. NASDAQ stated in its letter that in accordance with NASDAQ Marketplace Rule 4450(e)(2), the Company was provided 180 calendar days, or until August 31, 2015, to regain compliance with the minimum bid price requirement. The NASDAQ letter also stated that if, at any time before August 31, 2015, the bid price of the common stock closed at $1.00 per share or more for a minimum of 10 consecutive business days, the NASDAQ staff would provide the Company with written notification that it has achieved compliance with the minimum bid price requirement.

The Company has not regained compliance with the minimum bid price requirement, and on September 2, 2015, the Company received a written notification from the NASDAQ staff that its common stock will be delisted from the NASDAQ Global Select Market. The Company has appealed the delisting determination to a NASDAQ Listings Qualifications Panel pursuant to applicable NASDAQ rules. The hearing for the appeal has been set for October 29, 2015.

If we fail to successfully appeal the NASDAQ staff’s determination, NASDAQ would delist our stock, in which case we would list our stock on the over-the-counter exchange. If our stock is listed on the over-the-counter exchange it may become more thinly traded, making it more difficult for stockholders to sell large blocks of shares and our share price may experience greater volatility. As an over-the-counter listed company we may also find it more difficult to attract analyst coverage, which may result in a lower trading multiple for the stock.

The closing sale price of the Company’s common stock on October 6, 2015 was $0.75 per share. The Board has considered the potential harm to the Company of a delisting from The NASDAQ Global Select Market and believes that the Reverse Stock Split would help the Company regain compliance with NASDAQ’s minimum bid price listing standard.

The Board further believes that an increased stock price may encourage investor interest and improve the marketability of the Company’s common stock to a broader range of investors, and thus improve liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. The Board also believes that the anticipated higher market price resulting from the Reverse Stock Split would make it more likely that institutional investors and brokerage firms with policies and practices such as those described above would invest in the Company’s common stock.

Furthermore, the Board believes that the Reverse Stock Split would facilitate the Company’s efforts to raise capital to fund its planned operations. As previously disclosed in the Company’s periodic reports filed with the SEC, the Company will need to raise additional capital and may elect to do so through the issuance of equity securities. The Reverse Stock Split and Authorized Share Reduction would reduce the number of shares of authorized common stock by a smaller percentage than it reduces the total number of shares of common stock outstanding. As a result, the Company would have a larger number of authorized but unissued shares from which to issue additional shares of common stock, or securities convertible or exercisable into shares of common stock, in equity financing transactions. Currently, except as contemplated by its existing stock option plans and employee stock purchase plan, the Company has no agreements, plans, arrangements or understandings, written or oral, relating to the issuance of any of the additional shares of common stock to be authorized upon the approval of this proposal.

The purpose of seeking stockholder approval of a range of exchange ratios up to 1:20 (rather than a fixed exchange ratio) is to provide the Company with the flexibility to achieve the desired results of the Reverse Stock Split. If the stockholders approve this proposal, the Board or a committee of the Board would effect the Reverse Stock Split only upon the Board or committee’s determination that it would be in the best interests of the Company at that time. If the Board were to effect the Reverse Stock Split, the Board would set the timing for such a split and select the specific ratio within the range up to 1:20. No further action on the part of stockholders would be required to either implement or abandon the Reverse Stock Split. If the stockholders approve this proposal, and the Board or a committee of the Board determines to effect the Reverse Stock Split, we would communicate to the public prior to the Effective Date additional details regarding the Reverse Stock Split, including the specific ratio selected by the Board or committee thereof. If the Reverse Stock Split (Proposal 4) is not approved by the stockholders, the Board will not proceed with the Authorized Share Reduction. The Board reserves its right to elect not to proceed with the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company.

PROPOSAL 4

REVERSE STOCK SPLIT

For the reasons described above under “Proposals 4 and 5 — Background,” the Board of Directors recommends that the stockholders adopt the amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect the Reverse Stock Split.

Material Effects of Proposed Reverse Stock Split

The Board believes that the Reverse Stock Split will increase the per-share price level of the Company’s common stock on a sustained basis in order to, among other things, regain compliance with The NASDAQ Global Select Market’s minimum bid price listing standard and generate interest in the Company among investors. The Board cannot predict, however, the effect of the Reverse Stock Split upon the market price for the common stock, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of common stock after the Reverse Stock Split may not rise in proportion to the reduction in the number of shares of common stock outstanding resulting from the reverse split, which would reduce the market capitalization of the Company. The market price per post- reverse split share may not remain in excess of the $1.00 minimum bid price as required by The NASDAQ Global Select Market, or the Company may not otherwise meet the additional requirements for continued listing on The NASDAQ Global Select Market. The market price of the common stock may also be based on our performance and other factors, the effect of which the Board cannot predict.

The Reverse Stock Split will affect all stockholders of the Company uniformly and will not affect any stockholder’s percentage ownership interests or proportionate voting power, except to the extent that the Reverse Stock Split results in any of stockholders owning a fractional share. In lieu of issuing fractional shares, the Company will make arrangements with the Transfer Agent to aggregate all fractional shares otherwise issuable in the Reverse Stock Split and sell these whole shares as soon as possible after the Effective Date at then prevailing market prices on the open market on behalf of those holders, and then pay each such holder his, her or its pro rata portion of the sale proceeds.

The principal effects of the Reverse Stock Split will be that (i) the number of shares of common stock issued and outstanding will be reduced from 112,809,935 shares as of October 6, 2015 to no fewer than 250,000,000 (on a post-split basis) or such other number of authorized shares, depending on the exact split ratio chosen by the Board or a committee of the Board, (ii) all outstanding options entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options, up to one-twentieth of the number of shares of common stock which such holders would have been able to purchase upon exercise of their options immediately preceding the Reverse Stock Split, at an exercise price equal to the ratio of the Reverse Stock Split times the exercise price specified before the reverse split, resulting in the same aggregate price being required to be paid upon exercise thereof immediately preceding the reverse split, (iii) the number of shares reserved for issuance pursuant to the Company’s Second Amended and Restated 2006 Stock Incentive Plan, Second Amended and Restated 1999 Directors’ Equity Compensation Plan and 1999 Employee Stock Purchase Plan will be reduced to up to one-twentieth of the number of shares currently included in each such plan, and (iv) all restricted stock units (“RSUs”) and unvested restricted stock awards (“RSAs”) would be adjusted proportionally such that the number of common shares issuable upon vesting of RSUs or RSAs, as applicable, would be reduced based on the Reverse Stock Split ratio, subject to our treatment of fractional shares, in the case of RSAs.

The Reverse Stock Split will not affect the par value of the common stock. As a result, on the Effective Date of the Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to the common stock will be reduced to as little as one-twentieth of its present amount and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the common stock will be retroactively increased for each period because there will be fewer shares of common stock outstanding.

The amendment will not change the terms of the common stock. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. Each stockholder’s percentage ownership of the new common stock will not be altered except for the effect of eliminating fractional shares. The common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. Following the Reverse Stock Split, the Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

The Reverse Stock Split will not change the number of authorized shares of the Company’s preferred stock or the terms of the preferred stock.

Because the Company will reduce the number of authorized shares of common stock by a smaller percentage than the Reverse Stock Split, the overall effect will be an increase in authorized but unissued shares of common stock as a result of the Reverse Stock Split. These shares may be issued at the Board’s discretion. Any future issuances will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of common stock. If the Reverse Stock Split is not approved, the Company may be unable to raise additional capital or regain compliance with the NASDAQ minimum bid price requirement. For additional information on the relationship between the Reverse Stock Split and the Authorized Share Reduction, please see “Proposal 5 Authorized Share Reduction.”

The Reverse Stock Split may result in some stockholders owning ‘‘odd-lots’’ of less than 100 shares of our common stock. Odd lots may be more difficult to sell, and brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in ‘‘round-lots’’ of even multiples of 100 shares.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If approved by the Company’s stockholders, the Reverse Stock Split would become effective at such time as the amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, the form of which is attached as Annex B to this Proxy Statement, is filed with the Secretary of State of the State of Delaware. Upon the filing of the amendment, all of the Company’s existing common stock will be converted into new common stock as set forth in the amendment.

As soon as practicable after the Effective Date, stockholders will be notified that the Reverse Stock Split has been effected. The Transfer Agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-reverse split shares will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to the Company’s stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the reverse split. Beginning on the Effective Date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Our Transfer Agent will aggregate fractional shares into whole shares of our common stock and will sell them in the open market at prevailing prices on behalf of holders who otherwise would be entitled to receive fractional share interests. Such persons will then receive a cash payment for the amount of their allocable share of the total sale proceeds. The amount of such payment will depend on the prices at which the aggregated fractional shares are sold by the Transfer Agent in the open market shortly after the Effective Date. The amount of such payment will depend on the prices at which the aggregated fractional shares are sold by the Transfer Agent in the open market shortly after the Effective Date. Stockholders who, as a result of the Reverse Stock Split, hold fewer than one (1) share of our common stock would receive cash for all their shares held before the Reverse Stock Split and would cease to be stockholders of the Company following the Reverse Stock Split. Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, amounts due for fractional interests that are not timely claimed after the Effective Date may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state or jurisdiction to which they were paid. The Company will not be purchasing the fractional shares but rather the Transfer Agent will be aggregating all fractional shares and selling those shares in the public market on behalf of our affected stockholders. The Company will pay the administration expenses of the Transfer Agent.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If the stockholders approve the Reverse Stock Split, the Board or a committee of the Board will be authorized to proceed with the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split, the Board or committee will consider a number of factors, including market conditions, existing and expected trading prices of the Company’s common stock, The NASDAQ Global Select Market listing requirements, the Company’s additional funding requirements and the amount of the Company’s authorized but unissued common stock.

No Dissenter’s Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to dissenter’s rights with respect to the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect the Reverse Stock Split, and the Company does not intend to independently provide stockholders with any such right.

Effect of the Reverse Stock Split on Employee Plans, Options, RSUs and RSAs

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options to purchase shares of our common stock. This would result in approximately the same aggregate price being required to be paid under such options, and approximately the same value of shares of common stock being delivered upon such exercise, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of RSUs and RSAs will be similarly adjusted, subject to our treatment of fractional shares, in the case of RSAs. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio.

Accounting Consequences

The Reverse Stock Split will not affect total stockholders’ equity on the Company’s balance sheet. However, because the par value of our common stock will not change, the components that make up total stockholders’ equity (stated capital and additional paid-in capital) will change by offsetting amounts. The stated capital component will be reduced to an amount as little as one-twentieth (1/20) of its present amount, and the additional paid-in capital component will be increased by the amount by which the stated capital is reduced. The per share common stock net loss and net book value and dividends per share of common stock, if declared in the future, will be higher because there would be fewer shares of common stock outstanding. Basic earnings per share data will be retroactively adjusted for changes for all prior periods presented. As described above under “Material Effects of Proposed Reverse Stock Split and Authorized Share Reduction,” the per share exercise price of outstanding option awards would increase proportionately, and the number of shares of the common stock issuable upon the exercise of outstanding options would decrease proportionately, in each case based on the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Considerations Applicable to the Reverse Stock Split

The following is a summary of certain U.S. federal income tax considerations applicable to the Reverse Stock Split as of the date hereof. This summary deals only with a stockholder who holds common stock as a capital asset.

For purposes of this summary, a “U.S. holder” means a beneficial owner of common stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A non-U.S. holder of common stock is a stockholder who is not a U.S. holder.

This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively and may be subject to differing interpretations, so as to result in U.S. federal income tax considerations different from those summarized below. This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not represent a description of the U.S. federal income tax consequences to a stockholder who is subject to special treatment under the U.S. federal income tax laws and does not address the tax considerations applicable to stockholders who may be subject to special tax rules, such as:

•	partnerships;

•	financial institutions;

•	insurance companies;

•	real estate investment trusts;

•	regulated investment companies;

•	grantor trusts;

•	tax-exempt organizations;

•	dealers or traders in securities or currencies;

•	stockholders who hold common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes or U.S. holders that have a functional currency other than the U.S. dollar;

•	stockholders who actually or constructively own 10 percent or more of the Company’s voting stock; or

•	a non-U.S. holder who is a U.S. expatriate, “controlled foreign corporation” or “passive foreign investment company.”

Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax or other tax consequences of the Reverse Stock Split.

If an entity classified as a partnership for U.S. federal income tax purposes holds common stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership.

Each stockholder should consult his, her or its own tax advisers concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences.

U.S. Holders. Generally, a reverse stock split will not result in the recognition of gain or loss by a U.S. holder for U.S. federal income tax purposes (except to the extent of cash received in lieu of a fractional share). The aggregate adjusted basis of the new shares of common stock will be the same as the aggregate adjusted basis of the common stock exchanged for such new shares, reduced by the amount of the adjusted basis of any common stock exchanged for such new shares that is allocated to the fractional share for which cash is received. The holding period of the new, post-reverse split shares of the common stock resulting from implementation of the Reverse Stock Split will include a U.S. holder’s holding periods for the pre-reverse split shares. A stockholder who receives cash in lieu of a fractional share of new common stock generally will recognize taxable gain or loss equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s aggregate adjusted tax basis in the shares of old common stock allocated to the fractional share. Gain or loss resulting from the payment of cash in lieu of the issuance of a fractional share will be taxed as capital gain or loss. Such capital gain or loss will be short term if the pre-reverse split shares were held for one year or less and long term if held more than one year.

Non-U.S. Holders. Generally, a reverse stock split will not result in the recognition of gain or loss by a non-U.S. holder. In addition, a non-U.S. holder of the Company’s common stock generally will not be subject to U.S. federal income tax with respect to any gain recognized as a result of cash received in lieu of a fractional share in connection with the Reverse Stock Split; provided, however, that gain will be subject to tax if (i) the gain is effectively connected with a trade or business of the non-U.S. holder in the U.S. (in which case, for a non-U.S. holder that is a foreign corporation, the branch profits tax may also apply), and, where a tax treaty applies, is attributable to a U.S. permanent establishment of the non-U.S. holder, (ii) the gain is recognized by a non-U.S. holder who is present in the United States for 183 or more days in the taxable year of the Reverse Stock Split and certain other conditions are met, or (iii) the Company is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes. The Company believes it currently is not and it does not anticipate becoming, a “U.S. real property holding corporation” for U.S. federal income tax purposes.

Information Reporting and Backup Withholding. Payment of cash in lieu of fractional shares within the United States or conducted through certain U.S. related financial intermediaries is subject to both backup withholding and information reporting unless the beneficial owner certifies under penalties of perjury that it is not a U.S. holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a U.S. holder) or the stockholder otherwise establishes an exemption. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such stockholder’s U.S. federal income tax liability provided the required information is furnished to the Internal Revenue Service.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in this proposal as a result of their ownership of shares of our Common Stock, as set forth in the section entitled “Security Ownership of Management, Directors and Principal Holders” below. However, we do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect the Reverse Stock Split of the Company’s common stock at ratio up to one-for-twenty (1:20), such ratio to be determined in the discretion of our Board of Directors.

PROPOSAL 5

AUTHORIZED SHARE REDUCTION

For the reasons described above under “Proposals 4 and 5 — Background,” the Board of Directors recommends that the stockholders adopt the amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect the Authorized Share Reduction.

The principal effect of the Authorized Share Reduction will be the number of authorized shares of the Company’s common stock will be reduced from 1,000,000,000 to no fewer than 250,000,000 (on a post-split basis) or such other number of authorized shares, depending on the exact split ratio chosen by the Board or a committee of the Board, if and when the Reverse Stock Split is effected. The Authorized Share Reduction will not change the number of authorized shares of the Company’s preferred stock or the terms of the preferred stock, and will not affect the par value of the Company’s common stock.

The table below shows (i) the number of authorized shares of common stock, (ii) the number of shares of common stock reserved for issuance, (iii) the number of issued and outstanding shares of common stock and (iv) the number of authorized but unissued shares of common stock that will result from the various hypothetical reverse stock split ratios within the range of the Reverse Stock Split (without giving effect to treatment of fractional shares):

	Reverse Split Range
Hypothetical Reverse Split Ratio		1:7.5	1:10	1:15	1:20
Currently Authorized Shares	1,000,000,000	750,000,000	500,000,000	350,000,000	250,000,000
Percentage of Curently Authorized Shares (1)	100.00%	100.00%	100.00%	100.00%	100.00%
Shares Reserved for Issuance	8,172,710	1,089,695	817,271	544,847	408,636
Percentage of Curently Authorized Shares (1)	0.82%	0.15%	0.16%	0.16%	0.16%
Issued and Outstanding Shares	112,809,935	15,041,325	11,280,994	7,520,662	5,640,497
Percentage of Curently Authorized Shares (1)	11.28%	2.01%	2.26%	2.15%	2.26%
Authorized but Unissued Shares	879,017,355	733,868,980	487,901,735	341,934,491	243,950,867
Percentage of Curently Authorized Shares (1)	87.90%	97.85%	97.58%	97.70%	97.58%

(1)	Percentages may not add to 100% due to rounding.

The actual number of shares outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the Board. The table below shows how the reverse stock split ratio will determine the Authorized Share Reduction:

Relationship between Reverse Split and Authorized Share Reduction

Reverse Split Range	Reduction in Authorized Shares
None (current)	1,000,000,000
1:5 to 1:7.5	750,000,000
1:7.6 to 1:10	500,000,000
1:10.1 to 1:15	350,000,000
1:15.1 to 1:20	250,000,000

If approved by the Company’s stockholders, the Authorized Share Reduction would become effective at such time as the amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, the form of which is attached as Annex B to this Proxy Statement, is filed with the Secretary of State of the State of Delaware. The Board of Directors plans to implement the Reverse Split and file the Reverse Split amendment and the Authorized Share Reduction amendment, but it is in the sole discretion of the Board as to whether to implement either action. The Board of Directors intends to proceed with the Authorized Share Reduction amendment only if and when the Reverse Stock Split is effected.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to make the Authorized Share Reduction in the Company’s common stock from 1,000,000,000 to no fewer than 250,000,000 (on a post-split basis) or such other number of authorized shares, depending on the exact split ratio chosen by the Board or a committee of the Board, if and when the Reverse Stock Split is effected.

PROPOSALS 6 AND 7 — BACKGROUND

We have experienced and continue to experience substantial operating losses, and under the Internal Revenue Code of 1986, as amended (the “Code”), we may be able to use those losses in certain circumstances to offset current and future earnings and reduce our federal income tax liability. We believe that we will be able to carry forward our net operating losses (“NOLs”) to use against future income and that these NOLs could be a substantial asset to us.

As of June 30, 2015, we had NOL carryforwards for U.S. federal and state income tax purposes of approximately $1.69 billion and $290.0 million, respectively.

Our ability to use our NOLs and built in losses would be limited if there was an “ownership change” under Section 382 of the Code. Moreover, the amount and timing of our future taxable income, if any, cannot be accurately predicted, and we cannot estimate the exact amount of NOLs that may ultimately be usable or used to reduce our income tax liability. Although we are unable to quantify an exact value, we believe the NOLs are a very valuable asset, and our Board believes it is in our stockholders’ best interests to attempt to deter the imposition of additional limitations on their use.

Generally, an “ownership change” can occur through one or more acquisitions by which one or more stockholders, each of whom owns or is deemed to own directly, indirectly or constructively 5% or more in value of a corporation’s stock, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such stockholders at any time during the preceding rolling three-year period. The amount of the increase in the percentage of stock ownership (measured as a percentage of the value of our outstanding shares rather than voting power) of each 5% stockholder is computed separately, and each such increase is then added together with any other such increases to determine whether an “ownership change” has occurred.

In an effort to preserve our substantial tax assets associated with NOLs and built-in losses under Section 382 of the Code, on January 20, 2015, the Board adopted the Tax Benefits Preservation Agreement, dated as of January 20, 2015 (the “Rights Plan”), between the us and the Transfer Agent to replace the Company’s existing Tax Benefits Preservation Agreement, which expired on January 29, 2015 (the “Expired Rights Plan”). The Rights Plan is substantially the same as the Expired Rights Plan, which was approved by the stockholders at the Company’s Annual Meeting in 2013. The Rights Plan was not adopted by the Board in response to, or in anticipation of, any specific takeover bid or proposal. The Rights Plan could be deemed to deter possible acquisition of the Company, and thus in accordance with good corporate governance practices, the Board is submitting the Rights Plan to stockholders for their approval under Proposal 6.

After careful consideration, the Board believes the most effective way to preserve the benefits of our NOLs for long-term stockholder value is to adopt both the amendment to the Unwired Planet, Inc. Amended and Restated Certificate of Incorporation, as amended (the “Protective Amendment”) and the Rights Plan. The Protective Amendment, which is designed to block transfers of our common stock that could result in an ownership change, is described below under Proposal 6, and its full terms can be found in the accompanying Annex C. The Rights Plan, pursuant to which we have issued certain stock purchase rights with terms designed to deter transfers of our common stock that could result in an ownership change, is described below under Proposal 5, and its full terms can be found in the accompanying Annex D.

The Board of Directors urges stockholders to read carefully each proposal, the items discussed below under the heading “Certain Considerations Related to the Protective Amendment and the Rights Plan” and the full terms of both the Protective Amendment and the Rights Plan. While the Board unanimously supports both measures, the Protective Amendment requires stockholder adoption to be put into effect, and the Rights Plan requires stockholder approval to remain effective. Failure to obtain stockholder approval will result in expiration of the Rights Plan.

It is important to note that neither measure offers a complete solution, and an ownership change may occur even if the Protective Amendment is adopted and the Rights Plan is approved. In addition, the Board of Directors will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions set forth in the Rights Plan and the Protective Amendment. Further, there are limitations on the enforceability of the Protective Amendment against stockholders who do not vote to adopt it that may allow an ownership change to occur, and the Rights Plan may deter, but ultimately cannot block, all transfers of our common stock that might result in an ownership change. The limitations of these measures are described in more detail below. Because of their individual limitations, the Board of Directors believes that both measures are needed and that they will serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential benefits of our NOLs. Accordingly, the Board strongly recommends that stockholders adopt the Protective Amendment and approve the Rights Plan.

PROPOSAL 6

ADOPTION OF THE PROTECTIVE AMENDMENT

For the reasons discussed above under “Proposals 6 and 7 — Background,” the Board of Directors recommends that stockholders adopt the Protective Amendment to the Unwired Planet, Inc. Amended and Restated Certificate of Incorporation, as amended. The Protective Amendment is designed to prevent certain transfers of our common stock that could result in an ownership change under Section 382 and, therefore, materially inhibit our ability to use our NOLs to reduce our future income tax liability. The Board of Directors believes it is in our stockholders’ best interests to adopt the Protective Amendment to help avoid this result.

The purpose of the Protective Amendment is to assist us in protecting long-term value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our common stock that could affect the percentage of stock that is treated as being owned by a holder of 4.99% of our stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases. In order to implement these transfer restrictions, the Protective Amendment must be adopted. The Board of Directors has adopted resolutions approving and declaring the advisability of amending our Certificate of Incorporation as described below and as provided in the accompanying Annex C, subject to stockholder adoption. In addition, the Board of Directors will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our stockholders’ best interests.

Description of the Protective Amendment

The following description of the Protective Amendment is qualified in its entirety by reference to the full text of the Protective Amendment, which is contained in a proposed new Article XIV of our Certificate of Incorporation and can be found in the accompanying Annex C. Please read the Protective Amendment in its entirety as the discussion below is only a summary.

Prohibited Transfers. The Protective Amendment generally will restrict any direct or indirect transfer (such as transfers of our stock that result from the transfer of interests in other entities that own our stock) if the effect would be to:

•	increase the direct or indirect ownership of our stock by any Person (as defined below) from less than 4.99% to 4.99% or more; or

•	increase the percentage of our common stock owned directly or indirectly by a Person owning or deemed to own 4.99% or more of our common stock.

“Person” means any individual, firm, corporation or other legal entity, including persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i), and includes any successor (by merger or otherwise) of such entity.

Restricted transfers include sales to Persons whose resulting percentage ownership (direct or indirect) of our common stock would exceed the 4.99% thresholds discussed above or to Persons whose direct or indirect ownership of our common stock would by attribution cause another Person to exceed such threshold. Complicated common stock ownership rules prescribed by the Code (and regulations issued thereunder) will apply in determining whether a Person is a 4.99% stockholder under the Protective Amendment. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our common stock owned directly or indirectly by the public group, and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, subject to our actual knowledge of the ownership of our common stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our common stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of our common stock.

These transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock or may prohibit ownership (thus requiring dispositions) of our common stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our common stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to our common stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option could result in a proscribed level of ownership.

Consequences of Prohibited Transfers. Upon adoption of the Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such common stock, or in the case of options, receiving our common stock in respect of their exercise. In this Proxy Statement, our common stock purportedly acquired in violation of the Protective Amendment is referred to as “excess stock.”

In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be distributed first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be distributed to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

To the extent permitted by law, any stockholder who knowingly violates the Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.

With respect to any transfer of common stock that does not involve a transfer of our “securities” within the meaning of the Delaware General Corporation Law but that would cause any stockholder of 4.99% or more of our stock to violate the Protective Amendment, the following procedure will apply in lieu of those described above: in such case, such stockholder and/or any person whose ownership of our securities is attributed to such stockholder will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such holder not to be in violation of the Protective Amendment, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such stockholder or such other person that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Public Groups; Modification and Waiver of Transfer Restrictions. In order to facilitate sales by stockholders into the market, the Protective Amendment permits otherwise prohibited transfers of our common stock where the transferee is a public group. These permitted transfers include transfers to new public groups that would be created by the transfer and would be treated as a 4.99% stockholder.

In addition, the Board of Directors will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our stockholders’ best interests. If the Board of Directors decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. In deciding whether to grant a waiver, the Board of Directors may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, the Board of Directors may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by the Board of Directors (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs under Section 382. If the Board of Directors decides to grant a waiver, it may impose conditions on the acquirer or selling party.

In the event of a change in law, the Board of Directors will be authorized to modify the applicable allowable percentage ownership interest (currently up to 4.99%), to modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that the Board of Directors determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our stockholders will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.

The Board of Directors may establish, modify, amend or rescind by-laws, policies and any procedures for purposes of determining whether any transfer of common stock would jeopardize our ability to use our NOLs.

Implementation and Expiration of the Protective Amendment

If our stockholders adopt the Protective Amendment, we intend to file promptly the Protective Amendment with the Secretary of State of the State of Delaware, whereupon the Protective Amendment will become effective. We intend to enforce immediately thereafter the restrictions in the Protective Amendment to preserve the future use of our NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally.

The Protective Amendment would expire on the earliest of (i) the Board of Directors’ determination that the Protective Amendment is no longer necessary for the preservation of our NOLs because of the amendment or repeal of Section 382 or any successor statute, (ii) the beginning of a taxable year to which the Board of Directors determines that none of our NOLs may be carried forward, (iii) such date as the Board of Directors otherwise determines that the Protective Amendment is no longer necessary for the preservation of our NOLs, and (iv) January 29, 2018.

Effectiveness and Enforceability

Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted given that:

•	The Board of Directors may permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our stockholders’ best interests.

•	A court could find that part or all of the Protective Amendment is not enforceable, either in general or as to a particular fact situation. Under the laws of the State of Delaware, our jurisdiction of incorporation, a corporation is conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities in its certificate of incorporation for the purpose of maintaining or preserving any tax attribute (including NOLs). Delaware law provides that transfer restrictions with respect to shares of our common stock issued prior to the effectiveness of the restrictions will be effective against (i) stockholders with respect to shares that were voted in favor of this proposal and (ii) purported transferees of shares that were voted for this proposal if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and, therefore, under Delaware law, such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, a court could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

•	Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Protective Amendment is made effective. However, the Board of Directors has adopted the Rights Plan, which is intended to act as a deterrent to any person acquiring more than 4.99% of our stock and endangering our ability to use our NOLs.

As a result of these and other factors, the Protective Amendment serves to reduce, but does not eliminate, the risk that we will undergo an ownership change.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote FOR the adoption of the Protective Amendment.

PROPOSAL 7

APPROVAL OF THE TAX BENEFITS PRESERVATION AGREEMENT

The Board is asking the Company’s stockholders to approve the Rights Plan, which was originally adopted by the Board on January 20, 2015. As explained above, the Rights Plan was adopted by the Board in an effort to protect stockholder value by preserving the Company’s ability to use its NOLs, not to protect against the possibility of a hostile takeover. If the Company does not receive the affirmative vote of a majority of the votes present and entitled to vote on this Proposal 7 at the Annual Meeting, then the Rights Plan will expire no later than the close of business on January 29, 2016.

Description of Rights Plan

The following description of the Rights Plan is qualified in its entirety by reference to the text of the Rights Plan, which is attached to this Proxy Statement as Annex D. We urge you to read carefully the Rights Plan in its entirety as the discussion below is only a summary.

The Rights Plan is intended to protect stockholder value by reducing the risk of a Section 382 ownership change, thereby preserving our ability to use the NOLs. Although the Rights Plan is intended to reduce the likelihood of an “ownership change” that could adversely affect us, we cannot assure that it would prevent all transfers that could result in such an “ownership change.”

The Rights Plan is intended to act as a deterrent to any person or group (an “Acquiring Person”) acquiring 4.99% or more of our outstanding common stock without the approval of our Board. Any rights held by an Acquiring Person are void and may not be exercised.

Rights Dividend. Pursuant to the terms of the Rights Plan, the Board declared a dividend distribution of one Preferred Stock Purchase Right (a “Right”) for each outstanding share of common stock to stockholders of record as of the close of business on January 29, 2015 (the “Record Date”). In addition, one Right will automatically attach to each share of common stock issued between the Record Date and the Distribution Date (as hereinafter defined). Each Right entitles the registered holder thereof to purchase from us a unit consisting of one ten-thousandth of a share (a “Unit”) of Series A Junior Participating Cumulative Preferred Stock, par value $0.001 per share (the “Preferred Stock”) at a cash exercise price of $15.00 per Unit (the “Exercise Price”), subject to adjustment, under certain conditions specified in the Rights Plan and summarized below.

Distribution Date. Initially, the Rights are not exercisable and are attached to and trade with all shares of common stock outstanding as of, and issued subsequent to, the Record Date. The Rights will separate from the common stock and will become exercisable upon the earlier of (i) the close of business on the tenth calendar day following the first public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 4.99% or more of the outstanding shares of common stock, other than as a result of repurchases of stock by the Company or certain inadvertent actions by a stockholder (the date of said announcement being referred to as the “Stock Acquisition Date”), or (ii) the close of business on the tenth business day (or such later day as our independent directors may determine) following the commencement of a tender offer or exchange offer that could result upon its consummation in a person or group becoming the beneficial owner of 4.99% or more of the outstanding shares of common stock (the earlier of such dates being herein referred to as the “Distribution Date”).

Notwithstanding the foregoing, with respect to any person (i) whose name is listed on Schedule A to the Rights Plan, or (ii) who beneficially owns (for purposes of the Rights Plan) 4.99% or more of the outstanding shares of common stock as of the Record Date (such person being referred to in the Rights Plan as a “Grandfathered Person”), the Distribution Date will not occur unless such Grandfathered Person has acquired beneficial ownership of shares of common stock either (i) in excess of the percentage listed on Schedule A to the Rights Plan, for any Grandfathered Person whose name is listed on Schedule A to the Rights Plan, or

(ii) representing an additional 1/2% of the outstanding shares of common stock beneficially owned as of the Record Date, for any other Grandfathered Person not listed on Schedule A to the Rights Plan (the “Grandfathered Percentage”).

Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), (i) the Rights will be evidenced by the common stock certificates and will be transferred with and only with such common stock certificates, (ii) new common stock certificates issued after the Record Date will contain a notation incorporating the Rights Plan by reference, and (iii) the surrender for transfer of any certificates for common stock will also constitute the transfer of the Rights associated with the common stock represented by such certificate.

As soon as practicable after the Distribution Date, one or more certificates evidencing one Right for each share of common stock of the Company so held, subject to adjustment as provided herein (the “Right Certificates”) will be mailed to holders of record of common stock as of the close of business on the Distribution Date and, thereafter, the separate Right Certificates alone will represent the Rights. Except as otherwise determined by our independent directors, only shares of common stock issued prior to the Distribution Date will be issued with Rights.

Process for Potential Exemption. Any person who wishes to effect any acquisition of shares of common stock that would, if consummated, result in such person beneficially owning more than 4.99% of the outstanding shares of common stock (or in the case of a Grandfathered Person, the Grandfathered Percentage), may request that our independent directors grant an exemption with respect to such acquisition under the Rights Plan. Our independent directors may deny such an exemption request if they determine, in their sole discretion, that the acquisition of beneficial ownership of common stock by such person could jeopardize or endanger the availability to us of the NOLs or for whatever other reason they deem reasonable, desirable or appropriate. Any exemption granted may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the person agree that it will not acquire beneficial ownership of shares of common stock in excess of the maximum number and percentage of shares approved by our independent directors).

Subscription and Merger Rights. In the event that a Stock Acquisition Date occurs, proper provision will be made so that each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive upon exercise, in lieu of a number of Units of Preferred Stock, that number of shares of common stock of the Company (or, in certain circumstances, including if there are insufficient shares of common stock to permit the exercise in full of the Rights, Units of Preferred Stock, other securities, cash or property, or any combination of the foregoing) having a market value of two times the Exercise Price of the Right (such right being referred to as the “Subscription Right”). In the event that, at any time following the Stock Acquisition Date, (i) the Company consolidates with, or merges with and into, any other person, and the Company is not the continuing or surviving corporation, (ii) any person consolidates with the Company, or merges with and into the Company and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of common stock are changed into or exchanged for stock or other securities of any other person or cash or any other property or (iii) 50% or more of the Company’s assets or earning power is sold, mortgaged or otherwise transferred, each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive, upon exercise, common stock of the acquiring company having a market value equal to two times the Exercise Price of the Right (such right being referred to as the “Merger Right”). The holder of a Right will continue to have the Merger Right whether or not such holder has exercised the Subscription Right. Rights that are or were beneficially owned by an Acquiring Person may (under certain circumstances specified in the Rights Plan) become null and void.

Until a Right is exercised, the holder will have no rights as a stockholder of the Company (beyond those as an existing stockholder), including the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units, other securities of the Company, other consideration or for common stock of an acquiring company.

Exchange Feature. At any time after a person becomes an Acquiring Person, our independent directors may, at their option, exchange all or any part of the then outstanding and exercisable Rights for shares of common stock or Units at an exchange ratio specified in the Rights Plan. Notwithstanding the foregoing, our independent directors generally will not be empowered to effect such exchange at any time after any person becomes the beneficial owner of 50% or more of the common stock of the Company.

Adjustments. The Exercise Price payable, and the number of Units or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments amount to at least 1% of the Exercise Price. The company is not obligated to issue fractional Units. If the Company elects not to issue fractional Units, in lieu thereof an adjustment in cash will be made based on the fair market value of the Preferred Stock on the last trading date prior to the date of exercise.

Redemption. The Rights may be redeemed in whole, but not in part, at a price of $0.001 per Right (payable in cash, common stock or other consideration deemed appropriate by our independent directors) by our independent directors only until the earlier of (i) the time at which any person becomes an Acquiring Person or (ii) the expiration date of the Rights Plan. Immediately upon the action of our independent directors ordering redemption of the Rights, the Rights will terminate and thereafter the only right of the holders of Rights will be to receive the redemption price.

Amendment. Our independent directors in their sole discretion at any time prior to the time at which any person becomes an Acquiring Person may amend the Rights Plan. After such time our independent directors may, subject to certain limitations set forth in the Rights Plan, amend the Rights Plan only to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that do not adversely affect the interests of Rights holders (excluding the interests of an Acquiring Person or its associates or affiliates).

Expiration Date. The Rights are not exercisable until the Distribution Date and will expire at the earlier of (i) January 29, 2018, (ii) ) the time when the Rights are redeemed as provided therein; (iii) the time when the Rights are exchanged as provided therein; (iv) the repeal of Section 382 of the Code if our independent directors determine that the Rights Plan is no longer necessary for the preservation of Tax Benefits (as defined in the Rights Plan), (v) the beginning of the taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, or (vi) the close of business on January 29, 2016, if stockholder approval of the Rights Plan has not been obtained prior to that time, unless previously redeemed or exchanged by the Company.

Miscellaneous. The certificate of designations establishing the Preferred Stock and the form of Right Certificate are attached as Exhibits A and B, respectively, to the Rights Plan, attached hereto as Annex D. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Plan, which is incorporated herein by reference.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the approval of the Rights Plan.

CERTAIN CONSIDERATIONS RELATED TO THE

PROTECTIVE AMENDMENT AND THE RIGHTS PLAN

The Board believes that attempting to protect the tax benefits of our NOLs as described above under “Proposals 6 and 7 — Background” is in our stockholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted and the Rights Plan is approved. Please consider the factors discussed below in voting on Proposals 6 and 7.

The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future income tax liability. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Protective Amendment and the Rights Plan are in place. In addition, we must comply with other provisions of the Code that govern the preservation and use of NOLs; failure to do so could also eliminate our ability to use the NOLs even if we comply fully with Section 382.

Continued Risk of Ownership Change

Although the Protective Amendment and the Rights Plan are intended to reduce the likelihood of an ownership change, we cannot assure you that they would prevent all transfers of our common stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the Protective Amendment’s restrictions on acquisition of our common stock will be enforceable against all our stockholders, and they may be subject to challenge on equitable grounds, as discussed above under Proposal 4.

Potential Effects on Liquidity

The Protective Amendment will restrict a stockholder’s ability to acquire, directly or indirectly, additional shares of our common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our common stock may be limited by reducing the class of potential acquirers for such common stock. In addition, a stockholder’s ownership of our common stock may become subject to the restrictions of the Protective Amendment upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to monitor carefully their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our stock approaches the restricted levels.

Potential Impact on Value

If the Protective Amendment is adopted, the Board of Directors intends to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 4.99% of our common stock and certain institutional holders who may not be comfortable holding our common stock with restrictive legends, may not be able or willing to purchase our common stock, the Protective Amendment could depress the value of our common stock in an amount that could more than offset any value preserved from protecting our NOLs. The Rights Plan could have a similar effect if investors object to holding our common stock subject to the terms of the Rights Plan.

Potential Anti-Takeover Impact

The reason the Board of Directors adopted the Protective Amendment and the Rights Plan is to take reasonable, proportionate steps to preserve the long-term value of our NOLs. The Protective Amendment, if adopted by our stockholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.99% of our common stock and the ability of persons, entities or groups now owning more than 4.99% of our common stock to acquire additional shares of our common stock without the approval of the Board of Directors. Similarly, while the Rights Plan is not intended to prevent a takeover, it does have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. We entered into the Rights Plan in order to preserve our NOLs; however, the Rights Plan could inhibit acquisitions of significant stake in us and may prevent a change in our control. As a result, the Rights Plan may have an “anti-takeover” effect. Similarly, the limits on the amount of common stock that a stockholder may own may make it more difficult for stockholders to replace current management or members of the board of directors. Accordingly, the overall effects of the Protective Amendment, if adopted by our stockholders, and the Rights Plan may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities. The Protective Amendment and the Rights Plan proposals are not part of a plan by us to adopt a series of anti-takeover measures, and we are not presently aware of any potential takeover transaction.

Effect of the Protective Amendment If You Vote For It and Already Own More Than 4.99% of our Common Stock

If you already own more than 4.99% of our common stock, you would be able to transfer shares of our common stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our common stock or create a new holder of 4.99% or more of our common stock. Any transfer your shares of our common stock through open-market sales to a public group, including a new public group would be subject to the Protective Amendment’s transfer restrictions.

Effect of the Protective Amendment If You Vote For It and Own Less Than 4.99% of our Common Stock

The Protective Amendment will apply to you, but, so long as you own less than 4.99% of our common stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our common stock.

Effect of the Protective Amendment If You Vote Against It

Delaware law provides that the transfer restrictions of the Protective Amendment with respect to shares of our common stock issued prior to its effectiveness will be effective as to (i) stockholders with respect to shares that were voted in favor of adopting the Protective Amendment and (ii) purported transferees of such shares if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and, therefore, under Delaware law, such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, a court could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

PROPOSAL 8

ADVISORY VOTE TO APPROVE THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, known as the Dodd-Frank Act, this proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices.

The goal for our executive compensation program is to attract, motivate and retain qualified executives through competitive compensation packages. We believe that the compensation paid to our named executive officers should be substantially dependent on our financial performance and the value created for our stockholders. Our Compensation Committee has designed our executive compensation program to support a strong pay-for-performance philosophy while maintaining an overall level of compensation that it believes is fair, reasonable and responsible. The Compensation Discussion and Analysis, beginning on page 53 of this proxy statement, describes our executive compensation program and the decisions made by the Compensation Committee in 2015 in more detail. Highlights of the program and the principles guiding our executive compensation decisions include the following:

•	Structuring a substantial portion of each named executive officer’s total direct compensation (consisting of base salary, annual target bonus and annual equity awards) to include long-term equity incentive awards and variable, performance-based annual cash compensation to achieve an appropriate balance between our long-term and short-term performance goals, with the objective of establishing a positive relationship between operational performance and stockholder return;

•	Providing an overall level of compensation that is externally competitive, internally equitable and performance-driven; and

•	Ensuring that total compensation levels are reflective of our financial performance and provide our named executive officers with the opportunity to earn above-market total compensation for exceptional business performance.

We believe that our compensation programs for our named executive officers are instrumental in helping us achieve our strong strategic and financial performance. Accordingly, we are asking our stockholders to vote, on an advisory basis, “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to Unwired Planet, Inc.’s named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and narrative disclosures that accompany the compensation tables contained in this proxy statement, is hereby approved.”

While the results of this advisory vote are not binding, the Compensation Committee and the Board will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for our named executive officers.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the resolution to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

BOARD COMMITTEES AND MEETINGS

Board Committees and Meetings

During the fiscal year ended June 30, 2015, the Board held 16 meetings, comprised of 4 regular and 12 special meetings. During this period, each Board member attended 97% or more of the aggregate number of meetings of the Board and committees on which he served that were held during the period for which he was a director or committee member, as applicable. Scheduled Board meetings generally include a time for the independent directors to meet without management. The Board and its committees meet throughout the year as calendared in advance, and also hold special meetings and act by written consent in lieu of a meeting from time to time when appropriate.

Independence

As required under the applicable SEC rules and the listing standards of The NASDAQ Global Market, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by the Board. After review of the relevant transactions or relationships between each director, or any of his or her family members, and Unwired Planet, its senior management and its independent registered public accounting firm, the Board has affirmatively determined that all members of the Board are independent within the meaning of the applicable NASDAQ listing standards, except for Messrs. Vachon and Teksler. In making its determinations, the Board found that none of these directors or nominees for director had a disqualifying relationship with Unwired Planet.

Board Committees

The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Until June 3, 2015, the Company also had an Intellectual Property Committee. The Board may form new committees, re-allocate the responsibilities of one committee to another, disband a current committee or determine to form ad-hoc committees, from time to time.

Each of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and Intellectual Property Committee is governed by a charter, a current copy of each of which is available on our website at http://www.unwiredplanet.com in the “Investors” section under Corporate Governance. Each of the Board’s standing committees has authority to engage its own legal counsel or other experts or consultants, as it deems appropriate, to carry out its responsibilities.

The members of the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee as of September 1, 2015, are identified in the following table:

Director	Nominating and Corporate Governance Committee	Compensation Committee	Audit Committee *
Dallas Clement**		✓	✓
Mark Jensen**		✓	Chair
Gregory Landis**	Chair
Peter A. Reed	✓	✓
William Marino**		Chair
Richard Chernicoff	✓		✓
Philip Vachon
Boris Teksler

*	Until June 3, 2015, the Company also had an Intellectual Property Committee.
**	These directors resigned as directors effective November 4, 2015. Each of the committees will be re-constituted effective on such date.

Audit Committee

Our Audit Committee reviews our internal accounting procedures and considers and reports to the Board with respect to other auditing and accounting matters, including the selection of our independent auditors, the scope of annual audits, fees to be paid to our independent auditors and the performance of our independent auditors. The Audit Committee relies on the expertise and knowledge of management and the independent auditors in carrying out its oversight responsibilities. On a routine basis, the Audit Committee meets separately with our independent auditors and invites select employees who work under the Chief Financial Officer to participate in its meetings. The Audit Committee charter requires that each of the members of the Audit Committee is (i) independent, as defined under SEC rules and NASDAQ listing standards, (ii) financially literate (able to read and understand financial statements at the time of appointment), and that (iii) at least one member of the Audit Committee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. The responsibilities and activities of the Audit Committee are described in greater detail in the Audit Committee Charter.

The Board determined that each member of the Audit Committee met the independence and financial knowledge requirements under the Audit Committee charter, the SEC rules, and the NASDAQ listing standards. The Board has also determined that Mr. Jensen and Mr. Chernicoff each qualify as an “audit committee financial expert” in accordance with SEC rules, based upon each member’s experience and understanding with respect to certain accounting and auditing matters. The Audit Committee held 8 meetings during the fiscal year ended June 30, 2015.

Compensation Committee

The Compensation Committee of the Board of Directors acts on behalf of the Board to review, adopt and oversee Unwired Planet’s compensation and employee benefit programs and practices, including, but not limited to:

•	establishment of corporate goals and objectives relevant to the compensation of Unwired Planet’s named executive officers and our other executive officers and evaluation of performance in light of these stated objectives;

•	evaluation of the performance of the named executive officers and determination and approval of, and in the case of our Chief Executive Officer recommendation to the Board for approval, the compensation and other terms of employment, including long-term incentive compensation, severance and change-in-control arrangements, of our named executive officers;

•	appoints, retains, compensates, terminates and oversees the work of any independent experts, consultants and other advisers, reviews and approves the fees and retention terms for such experts, consultants and other advisers and considers at least annually the independence of such consultants;

•	review and administration of Unwired Planet’s general compensation plans and other employee benefit plans, including incentive-based compensation and equity compensation plans and other similar plans and programs; and

•	review with management Unwired Planet’s Compensation Discussion and Analysis, including the determination of whether to recommend that it be included in the proxy statement.

In fulfilling its responsibilities, the Compensation Committee is entitled to delegate to a subcommittee for any purpose it deems appropriate, including delegation to a subcommittee of the Board consisting of one or more members of the Board the authority to make awards to non-executive officers under the equity-based plans, in accordance with guidelines and policies set by the Compensation Committee. The responsibilities and activities of the Compensation Committee are described in greater detail under the heading “Compensation Discussion and Analysis” below.

For executives other than the Chief Executive Officer, the Compensation Committee considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer on which compensation determinations are then made. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines whether, and if so in what manner, to recommend to the full Board of Directors any adjustments to his compensation as well as awards to be granted. The Compensation Committee does not determine non-employee director compensation. Non-employee director compensation is determined by the Board pursuant to our Corporate Governance Principles. See “Corporate Governance Principles” below.

The Board has determined that each of the members of the Compensation Committee is independent as defined by the Nasdaq rules. In addition, each member of the Compensation Committee is an “outside director” as defined in Section 162(m) of the Code, and is a “non-employee” director as defined under Section 16 of the Exchange Act. The Compensation Committee met 7 times during the year ended June 30, 2015. The Compensation Committee operates under a written charter adopted by our Board, a current copy of which is available in the Corporate Governance section of our website at www.unwiredplanet.com.

Our Corporate Governance Guidelines and the charter of the Compensation Committee provide that any independent compensation consultant engaged by the Compensation Committee works for the Compensation Committee, not our management, with respect to executive and director compensation matters. Please read the Compensation Discussion and Analysis included in this Proxy Statement for additional information on the role of, and amounts paid to, any compensation consultants in the compensation review process.

Intellectual Property Committee

Until June 3, 2015, our Intellectual Property (IP) Committee served as the representative of the Board for the purpose of assessing the Company’s licensing strategies and potential licensing opportunities and proposals. The IP Committee provided guidance and support to the Company’s management team on licensing matters, including the development of an overall licensing strategy, as well as on enforcement and operational matters, including management of cost structure, staffing and agreements with third parties.

The responsibilities of the former IP Committee included, but were not limited to:

•	Recommendations to Management on Licensing Strategy. The IP Committee oversaw and made recommendations regarding the development and execution of the Company’s licensing strategy, including review and recommendation of potential licensees, patent and market segmentation and potential enforcement actions to protect the Company’s intellectual property. In addition, the IP Committee and management jointly reviewed the Company’s pipeline of licensing opportunities.

•	Recommendations to Board on Licensing Strategies. The IP Committee reported to the Board from time to time and made recommendations to the Board concerning the development and execution of the Company’s licensing strategy, specific licensing opportunities and potential enforcement actions necessary or desirable to protect the Company’s intellectual property.

•	Review of Operations. The IP Committee reviewed the Company’s operational and financial performance and compared it to the Company’s plan.

•	Financial Planning. The IP Committee consulted with management on the preparation of budgets, operating plans and other forecasts and projections.

•	Review of Certain Agreements Contemplated by Plan. The IP Committee reviewed and had the authority to approve any agreements or arrangements contemplated by a Board-approved operating plan involving expenditures in excess of $1,000,000 and less than $5,000,000 during the term of such agreement or arrangement.

•	Review of Certain Agreements Not Contemplated by Plan. The IP Committee reviewed and made recommendations to the Board as to any agreements or arrangements (1) not contemplated by a Board-approved operating plan or (2) contemplated by a Board-approved operating plan but involving expenditures in excess of $5,000,000 during the term of such agreement or arrangement.

The IP Committee held 3 meetings during the fiscal year ended June 30, 2015. Effective June 3, 2015, the Board voted to disband the IP Committee given that the duties of the committee have been assumed by our new CEO, Mr. Boris Teksler, and his management team.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for identifying, reviewing and evaluating individuals to serve as our directors, advising the Board with respect to its composition, procedures and committees, evaluating incumbent directors, and assessing the performance of management. The Nominating and Corporate Governance Committee also oversees the development of our corporate governance matters. The responsibilities and activities of the Nominating and Corporate Governance Committee are described in greater detail in the Nominating and Corporate Governance Committee Charter.

The Nominating and Corporate Governance Committee is committed to a diversified board, seeking members from various professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for the highest personal and professional integrity. However, the Nominating and Corporate Governance Committee does not have a policy with respect to diversity considerations in the selection of director nominees. In furtherance thereof, the Nominating and Corporate Governance Committee evaluates Board nominees, which evaluation applies to both new director candidates as well as incumbent directors, in the context of the current composition of the Board, the operating requirements of Unwired Planet and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers the criteria for director qualifications set by the Board, as well as diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Unwired Planet to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee typically reviews such directors’ overall service to Unwired Planet during their term, including (i) the number of meetings attended, (ii) the level of participation, (iii) the quality of performance, (iv) and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee arranges for as many members of the Nominating and Corporate Governance Committee as it determines advisable to interview each potential candidate it is considering recommending to the Board. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The Nominating and Corporate Governance Committee believes that a candidate for director should have certain minimum qualifications. The Nominating and Corporate Governance Committee will generally consider such factors as (i) possessing relevant expertise upon which to be able to offer advice and guidance to management, including public company board experience and international business experience, (ii) the ability to read and understand basic financial statements, (iii) having sufficient time to devote to the affairs of Unwired Planet, (iv) a reputation for personal integrity and ethics, (v) demonstrated excellence in his or her field, (vi) having the ability to exercise sound business judgment and (vii) the commitment to rigorously represent the long-term interests of the stockholders. Notwithstanding the foregoing, the Nominating and Corporate Governance Committee reserves the right to modify these factors from time to time, taking into account the current needs of the Board in an effort to maintain a balance of knowledge, experience and capability.

The Nominating and Corporate Governance Committee considers and evaluates any candidate who is properly recommended by stockholders, identified by members of the Board or our executives, or, at the discretion of the Nominating and Corporate Governance Committee, an independent search firm.

Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to: Chairman, Nominating and Corporate Governance Committee, c/o Corporate Secretary, Unwired Planet, Inc., 20 First Street, First Floor, Los Altos, California 94022.

The Nominating and Corporate Governance Committee held 3 meetings during the fiscal year ended June 30, 2015.

Director Attendance at Stockholder Meetings

Although we do not have a policy regarding director attendance at stockholders’ meetings, all of our directors are invited to attend. All of the members of our Board attended the 2014 Annual Meeting of Stockholders.

Communications with the Board

Stockholders and other interested parties may contact any member (or all members) of the Board (including, without limitation, the non-management directors as a group), any Board committee or the Chair of any such committee by mail. All such correspondence may be sent addressed to the Board, any committee or any individual director, c/o Corporate Secretary, Unwired Planet, Inc., 20 First Street, First Floor, Los Altos, California 94022.

All stockholder communications will be opened and reviewed by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary will make sufficient copies and send one copy to each director who is a member of the group or committee to which the envelope is addressed.

Corporate Governance Principles

Unwired Planet, the Board and each of its committees, review and monitor legal and governance matters, including the Sarbanes-Oxley Act of 2002, as well as SEC rules and NASDAQ listing standards. The Board and each of its committees intend to comply with all applicable rules, and will implement other corporate governance practices as the Board and its committees deem appropriate. The Board and its committees have established certain procedures and will continue to implement guidelines and procedures to comply with the Sarbanes-Oxley Act of 2002 and related rules adopted by the SEC and NASDAQ.

The Board has adopted, pursuant to the recommendations of the Nominating and Corporate Governance Committee, Corporate Governance Principles that reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and management level, with a view to enhancing long-term stockholder value. These principles are intended to assist the Board in the exercise of its responsibilities. These principles are subject to modification from time to time by the Board pursuant to recommendations of the Nominating and Corporate Governance Committee. A copy of the Corporate Governance Principles is available on our website at http://www.unwiredplanet.com in the “Investors” section under Corporate Governance.

Code of Conduct and Ethics

The Board has adopted the Code of Conduct and Ethics that applies to all of our employees, including the principal executive officer, principal financial officer and principal accounting officer, and to all of our directors. The Code of Conduct and Ethics is available on our website at http://www.unwiredplanet.com in the “Investors” section under Corporate Governance. Unwired Planet intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waivers from, a provision of the Code of Conduct and Ethics, with respect to any director or executive officer, if any, by timely disclosing amendments and waivers on our website at www.unwiredplanet.com.

Board Leadership Structure

Pursuant to our Bylaws, the Board may appoint a chairman of the Board who will not be considered an officer of the Company. The Company does not have a policy as to whether the same person should serve as both the chief executive officer and chairman of the Board or, if the roles are separate, whether the chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for Unwired Planet at that time. From January 2008 to June 2013 and June 2015 to the present, we had a separate non-employee chairman and chief executive officer. In June 2014, we appointed Mr. Vachon, Chairman of the Board, as principal executive officer. As a result, the Board appointed an independent member of our Board, Mr. Chernicoff, as the Lead Independent Director in April 2014. Effective June 1, 2015, Mr. Teksler was appointed to succeed Mr. Vachon as principal executive officer, and effective in October 2015, Mr. Chernicoff was appointed to succeed Mr. Vachon as Chairman of the Board.

The Board of Directors’ Role in Risk Oversight

The Board has an active role in overseeing the management of Unwired Planet’s risks, which oversight it conducts directly as well as through its various standing committees that monitor risks inherent to their respective areas of oversight. In particular, the Board oversees management’s monitoring and assessing strategic risk exposure, including information regarding our liquidity and capital resources and decisions regarding the Company’s technology. The Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps management has taken to monitor and control those exposures. The Audit Committee also monitors legal and regulatory compliance, in addition to oversight of the performance of our internal controls and SOX related activities. In its periodic meetings with the internal auditors and the independent accountants, the Audit Committee discusses the scope and plan for the internal audit and includes management in its review of accounting and financial controls and assessment of business risks. The Compensation Committee oversees the management of risks relating to Unwired Planet’s compensation policies and programs and monitors whether our policies and programs have the potential to encourage excessive risk taking. The Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance principles, including the risks associated with director independence and conflicts of interest, and it reviews risks related to legal and regulatory compliance as they relate to corporate governance. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, each committee regularly reports such risks to the entire Board.

Compensation Risk Assessment

The Compensation Committee considers, in establishing and reviewing our compensation programs, whether the programs encourages unnecessary or excessive risk taking. Our compensation programs throughout the organization are designed to maintain an appropriate balance between long-term and short-term incentives by using a combination of compensation components, including base salary, short-term cash incentive awards, and long-term equity awards. Although not all employees in the organization have compensation comprised of all three of those components, the compensation programs are generally structured so that any short-term cash incentives are not likely to constitute the predominant element of an employee’s total compensation package and that other components will serve to balance the package. Based on the forgoing, the Compensation Committee has determined that our compensation programs do not encourage excessive risk taking and that our compensation policies and practices are not reasonably likely to have a material adverse effect on our business and operations. For a discussion of the primary components of the compensation packages for our named executive officers, please see the section below titled “Executive Compensation and Related Information—Compensation Discussion and Analysis.”

Director Stock Ownership Guidelines

The Director Stock Ownership Guidelines recommend that each non-employee director acquire and hold Unwired Planet stock with a value or cost basis equivalent to $250,000. Under these guidelines, non-employee directors have a five year period from either (i) July 1, 2014, the date of the implementation of these new guidelines, or (ii)  the date such non-employee director joined our Board, whichever is later, over which to achieve the target ownership level.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee, all of whom are independent directors, are William Marino (Chair), Mark Jensen, Peter Reed and Dallas Clement. However, as Messrs. Marino, Jensen and Mr. Clement are resigning effective November 4, 2015 and are not standing for re-election at the Annual Meeting, the Board will reconstitute the Compensation Committee effective as of November 4, 2015. None of the members of the Compensation Committee during fiscal 2015 (i) was an officer or employee of Unwired Planet or any of our subsidiaries, (ii) was formerly an officer of Unwired Planet or any of our subsidiaries, or (iii) had any relationship requiring disclosure by us under the SEC’s rules requiring disclosure of related party transactions in this Proxy Statement.

TRANSACTIONS WITH RELATED PERSONS

Review, Approval and Ratification of Transactions with Related Persons

Our Code of Conduct, generally described under the heading “Code of Conduct and Ethics” above, provides our written policies and procedures for the review of any activities by a director, executive officer or employee or members of their immediate families which create or appear to create an actual or potential conflict between the individual’s interests and our interests. The Audit Committee is responsible for interpreting our Code of Conduct, reviewing reports of alleged breaches of such Code of Conduct and granting waivers of or approving amendments of such Code of Conduct. The Audit Committee is responsible for reviewing past or proposed transactions between Unwired Planet and related persons.

Our Code of Conduct requires all of our employees, executives, directors, agents and representatives, including contractors and contingent workers, to avoid any activity or personal interest that creates or appears to create a conflict of interest with us, and requires all of our personnel to disclose any such activity or interest to management. Our employees and directors must disclose any relationship with outside firms where they have any influence on transactions involving purchases, contracts or leases with such firm. Employees are directed to report such potential or actual conflicts to their supervisors, the Chief Financial Officer or Chief Executive Officer, and management is directed to review and make a report to the Chief Financial Officer or Chief Executive Officer. The Chief Financial Officer or Chief Executive Officer or his/her designee then reviews the situation, and if an actual conflict of interest exists, must disclose such facts and circumstances to the Audit Committee, which oversees treatment of such issues and reviews and resolves the individual matters presented. Our directors and executive officers are required to obtain the prior written approval of the Audit Committee, or its designated member, following the full disclosure of all facts and circumstances before making any investment, accepting any position or benefits, or participating in any transaction or business arrangement that creates or appears to create a conflict of interest.

Related Transactions

Since July 1, 2014, there has not been, nor are there currently proposed, any transaction or series of similar transactions to which we were, or are to be, a party in which the amount exceeds $120,000 and in which any director, nominee for director, executive officer or holder of more than 5% of our common stock, or an immediate family member of any of the foregoing, had or will have a direct or indirect material interest other than the compensation arrangements described below under the headings “Compensation of Executive Officers—Fiscal 2015” and “Director Compensation.”

Limitation of Liability and Indemnification

Our Certificate of Incorporation includes provisions that eliminate the personal liability of our directors for monetary damages for breach of fiduciary duty as a director, except for liability:

•	for any breach of the director’s duty of loyalty to us or to our stockholders;

•	for acts or omissions not in good faith or that involved intentional misconduct or a knowing violation of law;

•	under Section 174 of the Delaware General Corporation Law (relating to unlawful payment of dividends or unlawful stock purchase or redemption); or

•	for any transaction from which the director derives an improper personal benefit.

Our Certificate of Incorporation and bylaws further provide for the indemnification of our directors and officers to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, including circumstances in which indemnification is otherwise discretionary. Indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of ours under the foregoing provisions, or otherwise. We have been advised that, in the opinion of the SEC, indemnification for liabilities arising under the Securities Act may be against public policy as expressed in the Securities Act and may be unenforceable. We have entered into agreements to indemnify our directors and executive officers in addition to the indemnification provided for in our Certificate of Incorporation and bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for expenses, judgments, fines and settlement amounts incurred by any of these people in any action or proceeding arising out of his or her services as a director or executive officer or at its request. We believe that these provisions and agreements are necessary to attract and retain qualified people to serve as our directors and executive officers.

EXECUTIVE OFFICERS

Our current executive officers and their ages as of September 1, 2015 are as follows:

Name	Age	Position
Boris Teksler*	45	Chief Executive Officer, President and Principal Executive Officer
Dean (Kip) Witter III	68	Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer
Noah D. Mesel	54	Executive Vice President, General Counsel and Corporate Secretary

*	See biographical summary under “Business Experience of Directors”

The address of each executive officer is c/o Unwired Planet, Inc., 20 First Street, First Floor, Los Altos, California 94022.

Dean Witter III has served as our Chief Financial Officer, Secretary, principal financial officer and principal accounting officer since March 2015. Mr. Witter is a Senior Consultant of The Brenner Group, LLC, a financial consultancy firm, a position he has held since January 2009. He currently also serves as a director of Eeonyx Corporation, a privately held company Mr. Witter co-founded. Prior to the Brenner Group, from 2003 to 2007 he was President of William D. Witter, Inc., an investment manager, and he served as its Chairman from 2005 to 2007. From 1999 to 2001, he was Chief Financial Officer of Hello Direct, Inc. (formerly NASDAQ “HELO”), until its acquisition by GN Great Nordic. Mr. Witter holds a B.A. in Applied Mathematics from Harvard College and an M.B.A. from the Stanford University Graduate School of Business.

Noah D. Mesel has served as our Executive Vice President, General Counsel and Corporate Secretary since July 30, 2015. Mr. Mesel was most recently the Executive Vice President of Corporate Affairs, General Counsel and Corporate Secretary of ASSIA Inc. from May 2011 to July 2015, where he oversaw all legal affairs of the company, including advising management and the board on intellectual property protection, commercial and strategic licensing transactions, corporate governance, international business, dispute resolution and labor and employment matters. Prior to ASSIA, from July 2010 to May 2011, Mr. Mesel served as Vice President, General Counsel and Corporate Secretary of Corsair Components, Inc., where he was responsible for all legal affairs. He also served as General Counsel of Ikanos Communications, Inc., a publicly traded semiconductor developer, from June 2007 to July 2010; General Counsel of Riverstone Networks, Inc., a publicly traded enterprise communications equipment developer from January 2004 to October 2006, General Counsel of Legatos Systems, Inc., a publicly-traded information management software company, from September 2000 to November 2003; and corporate counsel for Lucent Technologies Inc. from September 1998 to August 2000. He previously practiced law for nine years at Wilson Sonsini Goodrich & Rosati. Mr. Mesel holds a J.D. from the University of Virginia School of Law and a B.A., cum laude, from Claremont McKenna College.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 1, 2015 by: (a) each of the named executive officers; (b) each director and nominee for director named in Proposal 1; (c) all current executive officers and directors of Unwired Planet as a group; and (d) all those known by Unwired Planet to be beneficial owners of more than five percent (5%) of its outstanding common stock.

Except as indicated in the footnotes to this table and under applicable community property laws, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock. For the purposes of calculating percent ownership, as of September 1, 2015 approximately 112,535,769 shares were issued and outstanding, and, for any individual who beneficially owns shares represented by options exercisable within 60 days of September 1, 2015, these shares are treated as if outstanding for that person, but not for any other person.

The following table indicates the total number of shares beneficially owned by the following persons, including shares subject to options exercisable within 60 days of September 1, 2015; however, unless otherwise indicated, these shares do not include any options or restricted stock awarded after September 1, 2015:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Directors and Named Executive Officers:
Philip Vachon(2)	391,952	*
Richard Chernicoff(3)	80,878	*
Dallas Clement(4)	80,878	*
Taylor O. Harmeling	—	*
Mark Jensen(5)	179,369	*
Gregory P. Landis(6)	120,063	*
Boris Teksler	—	*
William Marino(7)	122,198	*
Jess M. Ravich	—	*
Peter A. Reed(8)	—	*
Dean Witter III	—	*
Eric Vetter(9)	347,916	*
Mark Thompson(10)	—	*
Daniel Mendez(11)	614,777	*
Timothy Robbins(12)	513,626	*
All current executive officers and directors as a group (14 persons)	2,451,657	2.18%
Five Percent Stockholders:
Entities affiliated with MAST Capital Management, LLC, 200 Clarendon Street, 51st Floor, Boston, MA 02116(13)	21,068,780	18.73%
Entities affiliated with Kingdon Capital Management, L.L.C., 152 West 57th Street, 50th Floor, New York, NY 10019(14)	6,540,246	5.81%

*	Less than 1% of the outstanding shares of common stock.
(1)	This table is based upon information supplied by each officer, director, and Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the table, the address for each person named above is c/o Unwired Planet, Inc., 20 First Street, First Floor, Los Altos, California 94022.
(2)	Includes: (i) 10,400 shares held in an account established for Mr. Vachon’s children under the Uniform Gifts to Minors Act, with respect to which Mr. Vachon disclaims beneficial ownership, except to the extent of his pecuniary interest therein, and (ii) 188,001 shares issuable upon exercise of outstanding options exercisable within 60 days of September 1, 2015.

(3)	Includes 8,000 shares issuable upon exercise of outstanding options exercisable within 60 days of September 1, 2015.
(4)	Mr. Clement resigned as a director effective November 4, 2015. Includes 8,000 shares issuable upon exercise of outstanding options exercisable within 60 days of September 1, 2015.
(5)	Mr. Jensen resigned as a director effective November 4, 2015. Includes 24,000 shares issuable upon exercise of outstanding options exercisable within 60 days of September 1, 2015.
(6)	Mr. Landis resigned as a director effective November 4, 2015. Includes 21,334 shares issuable upon exercise of outstanding options exercisable within 60 days of September 1, 2015.
(7)	Mr. Marino resigned as a director effective November 4, 2015. Includes 21,334 shares issuable upon exercise of outstanding options exercisable within 60 days of September 1, 2015.
(8)	Based solely on information furnished in a Schedule 13D/A filed with the SEC on August 18, 2015, jointly by MAST Capital Management, LLC (“MAST Capital”), where Mr. Reed is a Portfolio Manager and Partner, and Mr. David J. Steinberg, the principal of MAST Capital, MAST Capital and Mr. Steinberg report beneficial ownership of 21,068,780 shares of our common stock (as to which each has shared voting and dispositive powers).
(9)	Mr. Vetter served as our President, Chief Financial Officer and Chief Administrative Officer until November 2014. Includes 237,916 shares issuable upon exercise of outstanding options exercisable within 60 days of September 1, 2015.
(10)	Mr. Thompson served as Interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer from November 2014 to March 2015.
(11)	Mr. Mendez served as our Executive Vice President and General Manager, Intellectual Property Division until July 2015.
(12)	Mr. Robbins served as our Executive Vice President and General Manager, Intellectual Property Division until July 2015.
(13)	Based solely on information furnished in a Schedule 13D/A filed with the SEC on August 18, 2015, jointly by MAST Capital, and Mr. David J. Steinberg, the principal of MAST Capital, in which MAST Capital and Mr. David J. Steinberg report beneficial ownership of 21,068,780 shares of our common stock (as to which each has shared voting and dispositive powers).
(14)	Based solely on information furnished in a Schedule 13G/A filed with the SEC on February 17, 2015, jointly by Kingdon Capital Management, L.L.C. and Mark Kingdon in which each of Kingdon Capital Management, L.L.C. and Mark Kingdon report beneficial ownership of 6,540,246 shares of our common stock (as to which each has shared voting and dispositive powers).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent (10%) of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ours. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended June 30, 2015, all executive officers, directors and 10% stockholders of Unwired Planet complied with applicable Section 16(a) filing requirements, with the exception of Form 4s filed on behalf of Mr. Timothy Robbins and Mr. Daniel Mendez on March 5, 2015 to correct inadvertent errors in the total beneficial ownership of the reporting persons.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis explains our executive compensation program as it relates to the following “named executive officers” whose compensation information is presented in the tables following this discussion in accordance with SEC rules:

Boris Teksler(1)	Chief Executive Officer, President and Principal Executive Officer
Philip Vachon(2)	Former Principal Executive Officer
Dean Witter III(3)	Interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer
Mark Thompson(4)	Former Interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer
Eric Vetter(5)	Former President, Chief Financial Officer and Chief Administrative Officer
Daniel Mendez(6)	Former Executive Vice President and General Manager, Intellectual Property Division
Timothy Robbins(7)	Former Executive Vice President and General Manager, Intellectual Property Division

(1)	Mr. Teksler was appointed Chief Executive Officer, President and Principal Executive Officer in June 2015.
(2)	Mr. Vachon served as Principal Executive Officer from June 2014 to June 2015.
(3)	Mr. Witter was appointed Interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer in March 2015, and provides services to the Company pursuant to a consulting agreement with The Brenner Group, LLC.
(4)	Mr. Thompson served as Interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer from November 2014 to March 2015, and provided services to the Company pursuant to a consulting agreement with The Brenner Group, Inc.
(5)	Mr. Vetter resigned from the positions of President, Chief Financial Officer and Chief Administrative Officer effective November 2014.
(6)	Mr. Mendez resigned from the position of Executive Vice President and General Manager, Intellectual Property Division effective July 2015
(7)	Mr. Robbins resigned from the position of Executive Vice President and General Manager, Intellectual Property Division effective July 2015.

Overview of Compensation Program and Philosophy

The Compensation Committee believes that our compensation programs for executive officers should be designed to meet the following objectives:

•	attract and retain top performing executive officers who possess the high-quality skills and talent necessary to achieve our business objectives;

•	provide an executive compensation structure based on “pay for performance” that is not only competitive in our geographic area and industry sector, but is also internally equitable and consistent based on the level of responsibility for each executive position;

•	motivate and reward executive officers to perform to the best of their abilities; and

•	align our financial results and compensation paid to our executive officers in an effort to achieve both our current year and longer-term strategic business goals and objectives.

To meet these objectives, the Compensation Committee has implemented an executive compensation program based on the following policies:

•	pay executive officers base salaries that are competitive with other intellectual property companies, with compensation set at levels that will attract and retain top quality executive talent;

•	pay for performance through corporate commission and bonus programs that link compensation to measurable corporate performance targets and through merit increases based on company and individual performance;

•	create a sense of accountability surrounding strategy execution and key business objectives achievement; and

•	align the interests of our executive team with those of our stockholders and reward them for creating stockholder value.

The Compensation Committee is responsible for monitoring compliance with these objectives and policies and, accordingly, is empowered to review and approve the annual compensation arrangements of our executive officers, including annual base salary, annual incentive bonus, equity compensation, employee benefits and perquisites, if any, and severance and change of control benefits. Historically, our compensation philosophy has been generally to compensate our executive officers at approximately the 50th percentile of our peer group companies for target performance, with respect to each element of our executive compensation. However, at the Compensation Committee’s sole discretion, it may provide compensation below, or in excess of, the 50th percentile of peer group companies taking into account, among other things (i) the current economic and employment climate and/or (ii) the belief that an executive officer’s experience is key to our success.

Role of the Compensation Committee

The Compensation Committee approves, administers and interprets our executive compensation program. Taking into account Unwired Planet’s policies and objectives, the Compensation Committee has structured our compensation program to motivate our executive officers to achieve the business goals set by the Board and reward our executive officers for achieving such goals and for creating stockholder value. The Compensation Committee utilizes a benchmarking process from time to time to help determine the base salary, short-term cash incentive and long-term incentive compensation targets for our executive officers, including our named executive officers. The Compensation Committee makes all compensation decisions, including equity awards, for the executive officers taking into consideration recommendations, if any, from management and independent compensation consultants.

Role of the Chief Executive Officer in Compensation Decisions

The Chief Executive Officer generally reviews the performance of each of our named executive officers as well as the other members of our executive management team, presents his findings to the Compensation Committee and makes recommendations to the Compensation Committee for compensation components applicable to the fiscal year under consideration, including, but not limited to, base salary, short-term cash incentives and long-term equity incentives for each of the executive officers. In fiscal 2013, our Chief Executive Officer resigned, and until June 2015, we did not have a Chief Executive Officer; however, during that time, our President, Chief Financial Officer and Chief Accounting Officer and the Chairman of the Board of Directors (who also served as our Principal Executive Officer from June 2014 until June 2015) assisted the Compensation Committee by providing reviews and input on the compensation of the other named executive officers.

Appointment of Principal Executive Officer, President and Chief Executive Officer

In June 2015, Mr. Teksler succeeded Mr. Vachon as our Principal Executive Officer. Mr. Teksler also serves as a member of the Board and as President and Chief Executive Officer of the Company. Mr. Teksler receives compensation as described below under the heading “Boris Teksler — Chief Executive Officer, President and Principal Executive Officer.”

Resignation of Former Principal Executive Officer

From June 2014 to June 2015, Mr. Vachon, the Company’s former Chairman of the Board and former Chairman of the Intellectual Property Committee, served as our Principal Executive Officer. During that time, Mr. Vachon continued to be a non-employee director of the Company and received director compensation as described below in the Director Compensation section. We did not pay Mr. Vachon any additional compensation, such as base salary or equity incentives, for his services as Principal Executive Officer, nor did we enter into a formal agreement with him regarding such services.

Appointment of Interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer

In March 2015, the Board appointed Mr. Witter as our interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, succeeding Mr. Thompson. Mr. Witter provides services as our interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer pursuant to a consulting agreement with The Brenner Group, LLC and receives compensation as described under the heading “Dean Witter III and Mark Thompson — Consulting Agreement with The Brenner Group” below.

Resignation of Former Interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer

In November 2014, the Board appointed Mr. Mark Thompson as our interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, succeeding Mr. Vetter in those roles. Mr. Thompson resigned from these positions in March 2015. Mr. Thompson provided services as interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer pursuant to a consulting agreement with The Brenner Group, Inc. and receives compensation as described under the heading “Dean Witter III and Mark Thompson — Consulting Agreement with The Brenner Group” below.

Role of the Compensation Consultant

The Compensation Committee Charter grants the Compensation Committee the sole authority to retain and terminate outside compensation consultants to assist the Compensation Committee in analyzing executive compensation and discharging its related duties. During fiscal 2015, the Compensation Committee did not retain a compensation consultant to analyze executive compensation because the Compensation Committee felt that work done by the compensation consultant in the prior year was adequate and did not need to be repeated in fiscal 2015 as executive compensation for existing executives would remain unchanged.

Components of Executive Compensation

Consistent with our compensation philosophy, our executive compensation package consists of three main components: base salary, short-term cash incentive compensation and long-term equity incentive compensation. The Compensation Committee has determined that these three components, with the short-term cash incentive compensation and long-term equity incentive compensation portions of total compensation allocated to “at-risk” performance-based incentives, thereby linking pay to performance, best align the interest of our executive officers with those of our stockholders. In addition, the Compensation Committee believes that the elements that comprise the overall compensation for our executive officers enable us to offer competitive compensation packages to attract and retain the talent we need to pursue our strategic goals.

The Compensation Committee reviews relevant market compensation data and uses judgment to determine the appropriate level and mix of compensation on an annual basis to ensure that compensation is competitive and is structured to help us achieve our business objectives.

Base Salary

The Compensation Committee believes that appropriate base salaries should be used to recognize the experience, skills, knowledge and responsibilities required of each of our executive officers and to allow us to attract and retain officers capable of leading us toward the achievement of our business goals in competitive market conditions. At least on an annual basis, the Compensation Committee reviews the base salaries of our executive officers and, if necessary, makes adjustments to reflect performance and achievement of corporate and strategic goals, for the individual as well as Unwired Planet, and to reflect competitive market conditions. In addition, the Compensation Committee takes into account each executive officer’s ability: (i) to lead, organize and motivate others; (ii) to develop the skills necessary to mature with Unwired Planet; and (iii) to set realistic goals to be achieved for his or her area of responsibility.

In fiscal year 2015, the Compensation Committee reviewed the base salaries of our executive officers and took into account the factors described above. Based on this review, the Compensation Committee determined that salaries for existing executive officers of Unwired Planet would remain unchanged for the fiscal year ended June 30, 2015. In connection with Mr. Teksler’s hire, the Compensation Committee reviewed market compensation for chief executive officers for similarly situated companies and determined that cash compensation in the form of 100% base salary with no short-term cash incentive component was appropriate given that it would be more difficult to establish short-term performance metrics based on the Company’s business as opposed to long-term incentive compensation, which Mr. Teksler receives.

Short-Term Cash Incentives

Our short-term cash incentives for our executive officers come in two forms, commissions based on revenue realized and cash incentive bonus programs. In fiscal year 2015, Mr. Robbins and Mr. Mendez were covered under a commission plan while Mr. Vetter was covered under a bonus plan. As discussed above, Mr. Teksler’s compensation does not include a short-term cash incentive component. Under the commission plan, Mr. Robbins and Mr. Mendez were eligible for commission payments tied to our receipt of net patent proceeds, as further described below under the heading “Employment Arrangements with Our Named Executive Officers.” No commissions were paid to Mr. Mendez or Mr. Robbins with respect to fiscal 2015. The cash incentive bonus plan is designed to provide cash incentive awards, expressed as a percentage of base salary, based on achievement of individual and corporate performance goals. Mr. Vetter’s target short-term cash incentive compensation under his fiscal 2014 bonus plan was 75% of his annual base salary based on performance metrics approved by the Board, including operational and financial management goals, as well as Company performance goals. For fiscal 2015, the Compensation Committee determined that short-term cash incentive pay, if any, under Mr. Vetter’s bonus plan would be paid after fiscal 2014 ended and a review of performance took place. However, in connection with Mr. Vetter’s resignation from the Company in November 2014 and pursuant to the terms of his Separation Agreement (defined below), the Board approved a bonus for Mr. Vetter in the amount of $243,740, less applicable withholding, as more fully described below under the heading “Eric Vetter — Former Chief Financial Officer and Chief Administrative Officer”.

Mr. Witter and Mr. Thompson were not eligible to receive and did not receive bonus or commission payments with respect to the fiscal year ended June 30, 2015. As noted above, Mr. Vachon did not receive any compensation for his service as our Principal Executive Officer. He was, however, eligible to receive a bonus in connection with his role as the Chairman of our Intellectual Property Committee, which is described below under the heading “Director Compensation.”

Long-Term Incentives

The Compensation Committee uses equity compensation to motivate and reward strong corporate performance and as a means to attract and retain valued executive officers. Our equity compensation plans serve to align the interests of our executive officers with those of our stockholders by rewarding them for stock price growth and the achievement of individual performance goals through the execution of our corporate strategy.

Stock Options

Stock options are a component of our compensation package for executive officers. By having a portion of our executive officers’ total compensation in the form of stock options that vest over time, our executive officers are motivated to align themselves with our stockholders by taking actions that will benefit us and our stockholders in the long-term. Because our stock options are granted with an exercise price equal to the fair market value of our stock on the effective date of the grant, the interests of our executive officers are aligned with the interests of our stockholders because if our stock price does not increase, our executive officers do not realize any value from this component of their compensation. The Compensation Committee believes this is appropriate because our stockholders do not benefit from owning our stock unless the value of the stock increases. Accordingly, stock options directly align the interests of our executive officers with our stockholders.

Restricted Stock Units

The Compensation Committee also has the ability to grant restricted stock units. These are used at times in combination with stock options or in lieu thereof when the Compensation Committee believes they will be more effective in attracting and or retaining executives. We did not grant any restricted stock units to our named executive officers in fiscal year 2015 other than those awarded to Mr. Vachon in his capacity as a non-employee director.

Equity Award Determinations

The Compensation Committee determines the amounts of actual equity awards to executive officers based upon:

•	the potential contributions the executive officer can make to our success;

•	the executive officer’s expected progress toward non-financial goals within his or her area of responsibility;

•	the executive officer’s demonstrated ability to perform;

•	the executive officer’s experience and level of responsibility;

•	our retention goals for the executive officer;

•	the appropriate mix of compensation for the executive officer;

•	the fair value of the proposed equity grant and resulting expense for accounting purposes;

•	the intrinsic (i.e., “in-the-money”) value of outstanding, unvested equity awards held by the executive officer and the degree to which such value supports our retention goals for the executive; and

•	the relative size of equity awards for individuals in similar positions.

The Compensation Committee does not have a formula by which it determines which of these factors is more or less important, and the specific factors used and the weighting may vary among individual executive officers.

In fiscal 2015, Mr. Vachon, in his capacity as a non-employee director, and Mr. Teksler, in his capacity as the Chief Executive Officer, were the only executive officers to receive equity grants. Mr. Vachon’s equity grants were made in accordance with our non-employee director compensation program, described below under the heading “Director Compensation.” Mr. Teksler’s equity grant was made in connection with his hire, pursuant to the terms of his offer letter, and the Compensation Committee’s determination that such grant was appropriate given Mr. Teksler’s potential contributions to the Company, the total mix of compensation between cash and long-term equity compensation and our retention goals. As in fiscal year 2014, the Compensation Committee determined not to make any new equity grants to our other named executive officers in fiscal year 2015, based upon the factors described above, and in particular because the Compensation Committee determined that we need to demonstrate significant improvement in our total stockholder return before more equity grants would be warranted.

Perquisites and Other Benefits

We also provide our named executive officers who are employees with benefits generally available to our employees, such as healthcare and life and disability insurance as well as participation in Unwired Planet’s 401(k) plan, and the Company provides a matching contribution for all employees of 6% of employee 401(k) contributions up to the first 50% of eligible compensation. Our named executive officers who are also employees also participate in the Amended and Restated Executive Severance Benefit Policy (the “Severance Policy”) and certain of our named executive officers are eligible to receive severance payments and benefits pursuant to the terms of an offer letter or separation agreement, each as discussed under “Potential Payments Upon Termination or Change-in-Control” in this proxy statement. These severance arrangements were adopted in an effort to establish consistency in our executive severance practices and to encourage retention of our executive talent.

Results of 2014 Say on Pay Vote

At our Annual Meeting of Stockholders in November 2014, our stockholders cast a non-binding advisory vote on our executive compensation decisions and policies as disclosed in the proxy statement we issued in October 2014. Approximately 69% of the shares voted on the matter were cast in support of our compensation decisions and policies. The Compensation Committee considered this result and other input received from stockholders and made no significant changes to our compensation policies and practices in response to the advisory vote. To further align our compensation programs with stockholder interests, in fiscal 2015 and in fiscal 2014, the Compensation Committee declined to make equity awards to our named executive officers (other than a new hire grant to our Chief Executive Officer and a director grant to Mr. Vachon) until our total stockholder return significantly improved. In addition, no increases were made to the base salaries of our named executive officers in fiscal 2015 or in fiscal 2014. The Compensation Committee will consider changes to the Company’s executive compensation program as appropriate in response to input from stockholders and evolving factors such as the nature of the Company’s business environment and the competition the Company faces in attracting and retaining executive talent.

Stock Ownership Guidelines

As part of our overall corporate governance and compensation practices, we have adopted stock ownership guidelines for our executive officers. These guidelines are designed to align our executive officers’ interests with our stockholders’ long-term interests by promoting long-term share ownership by our executive officers, thereby reducing the incentives for short-term risk taking by our executive officers. The guidelines recommend that all of our executive officers acquire and hold shares of our common stock with a value equivalent to $100,000 and that each executive officer should satisfy this standard within four years from the date of becoming an executive officer.

Section 162(m) Policy

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) limits the tax deductibility of certain compensation exceeding $1 million per year paid to certain of Unwired Planet’s named executive officers. Pursuant to regulations issued by the Internal Revenue Service, certain “performance-based” compensation is exempt from the $1 million limit. The Compensation Committee’s policy is to structure the compensation of its executive officers, including the named executive officers, to the extent practical, so that none of such executive officers’ compensation becomes non-deductible under Section 162(m); however, the Compensation Committee could pay compensation in excess of this limit if appropriate.

The following Report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act, except to the extent that Unwired Planet specifically incorporates it by reference into such filing.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis for fiscal 2015 and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015.

The Compensation Committee

William Marino (Chair)

Dallas Clement

Mark Jensen

Peter Reed

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table — 2015

The following table provides information concerning compensation of each individuals who served as Unwired Planet’s principal executive and principal financial officers during the fiscal year ended June 30, 2015 and two additional individuals who were our most highly compensated executive officers during fiscal 2015. We collectively refer to these individuals as our “named executive officers.” Mr. Vachon did not receive any compensation for his service as our Principal Executive Officer. The compensation paid to Mr. Vachon in the fiscal year ended June 30, 2015 for his service as a non-employee director is reported in the Director Compensation table below.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)(2)		All Other Compensation		Total ($)
Boris Teksler(3)	2015	83,333		100,000	(4)	—		2,134,467		—		—		2,317,800
Chief Executive Officer, President and
Principal Executive Officer

Eric Vetter(5)	2015	124,583		—		82,688	(6)	—		—		563,080	(10)	770,351
Former President, Chief Financial Officer	2014	325,000		—		—		—		—		—		325,000
and Chief Administrative Officer	2013	181,771		—		151,500	(7)	344,195	(8)	136,198	(9)	—		813,664

Mark Thompson(11)	2015	115,960	(12)	—		—		—		—		—		115,960
Former Interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer

Dean Witter III(13)	2015	89,444	(14)	—		—		—		—		—		89,444
Interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer

Daniel Mendez(15)	2015	250,000		—		—		—		—		1,875	(18)	251,875
Former Executive Vice President and General	2014	250,000		—		—		—		286,890	(17)	—		536,890
Manager, Intellectual Property Division	2013	250,000		—		982,500	(16)	—		—		—		1,232,500

Timothy Robbins(19)	2015	250,000		—		—		—		—		2,500	(18)	252,500
Former Executive Vice President and General	2014	250,000		—		—		—		286,890	(17)	—		536,890
Manager, Intellectual Property Division	2013	250,000		—		982,500	(16)	—		—		—		1,232,500

Philip Vachon(20)	2015	—		—		—		—		—		—		—
Former Principal Executive Officer	2014	—		—		—		—		—		—		—

(1)	Amounts shown reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 granted during the respective year. The assumptions used in the valuation of these stock awards and stock options are set forth in Note 11 in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015.
(2)	Unless otherwise noted in the footnotes below, consist solely of amounts received by such individual pursuant to our short-term cash incentive program, the Executive Corporate Incentive Plan (the “CIP”), for fiscal year 2015, 2014 and 2013, respectively.
(3)	Mr. Teksler was appointed as our Chief Executive Officer, President and Principal Executive Officer on June 1, 2015. His annualized base salary is $1,000,000.
(4)	Represents signing bonus paid to Mr. Teksler on June 15, 2015 pursuant to his offer letter.
(5)	Mr. Vetter was appointed Chief Financial Officer and Chief Administrative Officer on November 8, 2012 and as President on June 3, 2013. Mr. Vetter resigned from such positions effective November 18, 2014. His annualized base salary for fiscal year 2015 was $325,000.
(6)	Represents the incremental fair value attributable to the accelerated vesting of 43,750 of 75,000 total restricted stock units held by Mr. Vetter pursuant to the terms of his Separation Agreement.
(7)	Mr. Vetter received an option to purchase 500,000 shares of our common stock upon hire and another option to purchase 75,000 shares of our common stock on his appointment as President.
(8)	Mr. Vetter was granted 75,000 restricted stock units upon his appointment as President.
(9)	Represents the 2013 CIP payment paid to Mr. Vetter in August 2013 for performance in fiscal 2013.
(10)	Represents the severance amounts payable to Mr. Vetter pursuant to the terms of the Separation Agreement, including (i) $243,750 in base salary continuation, (ii) $57,780 for COBRA healthcare premiums for 18 months following termination, (iii) $243,750 as a bonus payment and (iv) up to $10,000 in outplacement assistance, plus $7,800 in Company match of 401(k) contributions.

(11)	Mr. Thompson served as our interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer from November 3, 2014 to March 12, 2015.
(12)	Represents the amount paid to The Brenner Group, Inc. for Mr. Thompson’s services as a consultant at a rate of $275 per hour.
(13)	Mr. Witter was appointed our interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer on March 12, 2015 to succeed Mr. Thompson.
(14)	Represents the amount paid to The Brenner Group, Inc. for Mr. Witter’s servicers as a consultant at a rate of $275 per hour.
(15)	Mr. Mendez resigned as our Executive Vice President and General Manager, Intellectual Property Division effective July 1, 2015.
(16)	Mr. Robbins and Mr. Mendez were each granted 750,000 restricted stock units with 36 month vesting periods upon the signing of the Ericsson Transaction in January 2013.
(17)	Mr. Robbins and Mr. Mendez were each paid a commission for the close of the Lenovo transaction per their employment contracts.
(18)	Amounts represent Company match of 401(k) contributions.
(19)	Mr. Robbins resigned as our Executive Vice President and General Manager, Intellectual Property Division effective July 1, 2015.
(20)	Mr. Vachon was appointed Principal Executive Officer in June 2014 and served until June 1, 2015. Mr. Vachon continues to be a non-employee director of Unwired Planet and did not receive any additional compensation for his role as Principal Executive Officer. Information regarding Mr. Vachon’s compensation as a director is described below under the heading “Director Compensation.”

Employment Arrangements with Our Named Executive Officers

We have entered into employment arrangements or written offers of employment with each of our named executive officers, other than Mr. Vachon. The employment of each named executive officer may be terminated at any time at the discretion of our Board, subject, however, to the severance obligations and agreements discussed under the heading “Potential Payments Upon Termination or Change-in-Control” below.

Boris Teksler — Chief Executive Officer, President and Principal Executive Officer

On April 2, 2015, Mr. Teksler executed our written offer of employment to serve as our Chief Executive Officer and President. Mr. Teksler’s current base salary is $1,000,000 per year and he received a one-time signing bonus of $100,000 on connection with his hire. In the event that Mr. Teksler is terminated for any reason other than Cause or if he terminates his employment with us for any reason other than Good Reason prior to June 1, 2016, he will be required to repay the signing bonus to us. In addition, pursuant to the terms of the offer letter, effective as of his start date, the Board granted Mr. Teksler an option to acquire 5,049,602 shares of the Company’s common stock, representing 4.5% of the Company’s issued and outstanding shares of common stock as of the date of Board approval, with an exercise price equal to the closing price of our common stock on the effective date of grant. One third of the shares underlying the option grant vest on the first anniversary of the date of grant and the balance vest in equal quarterly installments, provided that the shares underlying such option will vest and become fully exercisable in the event that Mr. Teksler’s employment is terminated without Cause or he terminates his employment for Good Reason during the 12 month period following a change in control (as defined in our Second Amended and Restated 2006 Stock Incentive Plan). Mr. Teksler’s employment with the Company is at will, terminable by either the Company or Mr. Teksler at any time and for any reason, with or without Cause; provided that in the event Mr. Teksler’s employment is terminated by the Company without Cause (other than as a result of his death or disability) or by him for Good Reason, Mr. Teksler will be entitled to continuation of his base salary for a period of twelve months following termination and payment of his monthly COBRA premiums until the earlier of 12 months following termination of his employment or he date that he becomes eligible to receive health benefits through another employer. Receipt of these severance payments and benefits is conditioned upon Mr. Teksler’s execution of a release in a form and manner satisfactory to Unwired Planet and Mr. Teksler within 60 days following the termination of his employment and continued adherence to the confidentiality agreement signed in connection with Mr. Teksler’s employment. Further description of these severance benefits payable to Mr. Teksler under his offer letter is provided under the heading “Potential Payments Upon Termination or Change-in-Control” below.

Eric Vetter — Former President, Chief Financial Officer and Chief Administrative Officer

In September 2014, we entered into a separation agreement (the “Separation Agreement”) with Mr. Vetter in connection with his resignation as the Company’s President, Chief Financial Officer and Chief Administrative Officer effective November 18, 2014. The Separation Agreement supersedes and replaces the terms of his offer letter and the Change of Control Agreement between Unwired Planet and Mr. Vetter. The Separation Agreement contained a general release of claims in favor of Unwired Planet and provides that upon the termination of Mr. Vetter’s employment, he is entitled to receive:

•	base salary continuation through August 18, 2015 (nine months following the date of termination) at a rate of $27,083.33 per month, less applicable withholdings;

•	a bonus for fiscal year 2015 in the amount of $243,750, less applicable withholdings, which is equal to Mr. Vetter’s target bonus for fiscal year 2015;

•	full premiums for the same level of medical, dental and vision coverage until the earlier of (i) May 18, 2016 (18 months following the date of termination) or (ii) Mr. Vetter’s eligibility for group medical care coverage through other employment;

•	accelerated vesting of all unvested restricted stock units held by Mr. Vetter;

•	all of his unvested options to purchase shares of the Company’s common stock terminated as of his separation date, and the post-termination exercise periods for all of his vested stock options was extended until the earlier of 18 months following his date of termination or the expiration date of the option; and

•	outplacement services for a period of up to 12 months following the date of termination, in an amount not to exceed $10,000.

In addition, Mr. Vetter agreed to provide consulting services, on an as needed basis, for a period of six months following the date of termination at an hourly rate of $400 per hour. Mr. Vetter has not provided any consulting services to Unwired Planet.

Daniel Mendez — Former Executive Vice President and General Manager, Intellectual Property Division

On June 12, 2012, Mr. Mendez executed an offer of employment to serve as our Vice President, General Manager of our Intellectual Property Division, effective as of December 1, 2011 (the “Prior Mendez Agreement”). Mr. Mendez’ annual base compensation on the date of his resignation was $250,000. Also under the Prior Mendez Agreement, Mr. Mendez was eligible to receive commission payments on Net Patent Proceeds, as and when collected by us. Mr. Mendez’ commission schedule is as follows: (a) a 1% commission for aggregate Net Patent Proceeds $100 million or less; (b) a 1.5% commission for aggregate Net Patent Proceeds equal to at least $100,000,001 and up to $200 million; and (c) a 2% commission for aggregate Net Patent Proceeds in excess of $200 million.

On January 10, 2013, in connection with our acquisition of a patent portfolio from a wholly owned subsidiary of Telefonaktiebolaget L M (the “Ericsson Transaction”), we entered into an amended employment agreement with Mr. Mendez (the “Amended Mendez Agreement”), promoting him to Executive Vice President and General Manager of the Intellectual Property Division. The Amended Mendez Agreement provides for a 25% reduction in the rate at which cash commissions payable to Mr. Mendez were calculated under the Prior Mendez Agreement in exchange for the Mendez RSU Award described below. In addition, the Amended Mendez Agreement provides that in the event we enter into a patent license arrangement with a third party and such agreement provides for running royalty or installment payments to the Company over time in an aggregate amount of at least $10 million (an “RRLA”), Mr. Mendez will be entitled to an up-front lump-sum cash payment of $100,000 as an advance on the future commissions payable on such RRLA. In the event of a Change of Control, Mr. Mendez will receive a commission rate based on the Implied IP Value of the Change of Control transaction as though such Implied IP Value were Net Patent Proceeds; provided however, that our Compensation Committee could withhold up to 50% of the Change of Control payment if it determined that Mr. Mendez did not materially contribute to the Change of Control process or its value. Such commission payment is further described under the heading “Potential Payments Upon Termination or Change-in-Control” below. No commissions were paid to Mr. Mendez in fiscal 2015.

Pursuant to the Amended Mendez Agreement, Mr. Mendez was granted a 750,000 RSU award subject to time-based vesting (the “Mendez RSU Award”). The Mendez RSU Award vests in equal quarterly installments over three years. Under the Prior Mendez Agreement, Mr. Mendez’s compensation was substantially tied to commission-based compensation, whereas, in order to more align Mr. Mendez’ compensation to the performance of our stock price, under the Amended Mendez Agreement, Mr. Mendez was granted the Mendez RSU Award. In addition, the up-front lump-sum cash payment of $100,000 that Mr. Mendez is entitled to receive in the event that we enter into an RRLA, is a performance measure that is tied to the success of our business.

On May 12, 2015, Mr. Mendez gave his resignation notice, effective on July 1, 2015. On July 2, 2015, Mr. Mendez and the Company entered into a consulting agreement, as described below under the heading “Consulting Agreements with Messrs. Robbins and Mendez.”

Timothy Robbins — Former Executive Vice President, Intellectual Property Division

On June 12, 2012, Mr. Robbins executed an offer of employment to serve as our Vice President, General Manager of our Intellectual Property Division, effective as of December 1, 2011 (the “Prior Robbins Agreement”). Under the Prior Robbins Agreement, Mr. Robbins was eligible to receive commission payments on Net Patent Proceeds, as and when collected by us. Mr. Robbins’ commission schedule is as follows: (a) a 1% commission for aggregate Net Patent Proceeds $100 million or less; (b) a 1.5% commission for aggregate Net Patent Proceeds equal to at least $100,000,001 and up to $200 million; and (c) a 2% commission for aggregate Net Patent Proceeds in excess of $200 million.

On January 10, 2013, in connection with the Ericsson Transaction, we entered into an amended employment agreement with Mr. Robbins (the “Amended Robbins Agreement”), promoting him to Executive Vice President and General Manager of the Intellectual Property Division. Mr. Robbins’ annual base compensation as of the date of his resignation was $250,000. The Amended Robbins Agreement provides for a 25% reduction in the rate at which cash commissions payable to Mr. Robbins were calculated under the Prior Robbins Agreement in exchange for the Robbins RSU Award described below. In addition, the Amended Robbins Agreement provides that in the event we enter into an RRLA, Mr. Robbins will be entitled to an up-front lump-sum cash payment of $100,000 as an advance on the future commissions payable on such RRLA. In the event of a Change of Control, Mr. Robbins will receive a commission rated based on the Implied IP Value of the Change of Control transaction as though such Implied IP Value were Net Patent Proceeds; provided however, that our Compensation Committee could withhold up to 50% of the Change of Control payment if it determined that Mr. Robbins did not materially contribute to the Change of Control process or its value. Such commission payment is further described under the heading “Potential Payments Upon Termination or Change-in-Control” below. No commissions were paid to Mr. Robbins in fiscal 2015.

Pursuant to the Amended Robbins Agreement, Mr. Robbins was granted 750,000 RSUs subject to time-based vesting (the “Robbins RSU Award”). The Robbins RSU Award vests in equal quarterly installments over three years. Under the Prior Robbins Agreement, Mr. Robbins’ compensation was substantially tied to commission-based compensation, whereas, in order to more align Mr. Robbins’ compensation to the performance of our stock price, under the Amended Robbins Agreement, Mr. Robbins was granted the Robbins RSU Award. In addition, the up-front lump-sum cash payment of $100,000 that Mr. Robbins is entitled to receive in the event that we enter into an RRLA, is a performance measure that is tied to the success of our business.

On May 12, 2015, Mr. Robbins gave his resignation notice, effective on July 1, 2015. Mr. Robbins and the Company entered into a consulting agreement on July 2, 2015, as described below under the heading “Consulting Agreements with Messrs. Robbins and Mendez.”

Consulting Agreements with Messrs. Robbins and Mendez

On July 2, 2015, the Company entered into a consulting agreement with each of Mr. Robbins, individually (the “Robbins Consulting Agreement”), and Mr. Mendez, as the managing member of Savoy Innovation Partners

LLC (the “Mendez Consulting Agreement”), pursuant to which each of Mr. Robbins and Mr. Mendez agreed to provide consulting services to the Company to transition all ongoing U.S. and foreign intellectual property and ancillary disputes.

The Robbins Consulting Agreement provides that Mr. Robbins will provide certain consulting services to us at a quarterly rate of $150,000 during the first quarter of fiscal 2016 and at a quarterly rate of $60,000 during the second quarter of fiscal 2016. The Mendez Consulting Agreement provides that Mr. Mendez will provide certain consulting services to us at a quarterly rate of $50,000 during the first quarter of fiscal 2016 and at a quarterly rate of $40,000 during the second quarter of fiscal 2016.

Under the Mendez Consulting Agreement and the Robbins Consulting Agreement, any unvested equity awards held by Mr. Robbins or by Mr. Mendez will continue to vest in accordance with their terms through December 31, 2015, unless Mr. Robbins or Mr. Mendez has earlier terminated his respective consulting agreement, provided that in any case such unvested equity awards will continue to vest in accordance with their terms through September 30, 2015. In addition, Mr. Robbins and Mr. Mendez will be entitled to payment of COBRA healthcare premiums through December 31, 2015 and their commission schemes from their employment agreements with the Company shall continue to apply during their respective service periods.

Philip Vachon — Former Principal Executive Officer

We have not entered into an employment or change in control agreement with Mr. Vachon.

Dean Witter III and Mark Thompson- Consulting Agreement with The Brenner Group

On October 31, 2014, we entered into a consulting engagement agreement (the “Consulting Agreement”) with The Brenner Group, Inc., pursuant to which certain individuals would provide services as chief financial officer to the Company. The Consulting Agreement has a one-year term until October 31, 2015, will be automatically extended for three month periods, and may be terminated by either party upon one month’s written notice. Under the Consulting Agreement, the Company pays The Brenner Group for Mr. Witter’s services and paid The Brenner Group for Mr. Thompson’s services at a rate of $275.00 per hour and reimburses any individual providing services as chief financial officer for all travel and out of pocket expenses incurred in connection therewith. In addition, in the event that we offer employment to any representative of the Brenner Group, we must pay The Brenner Group a fee equal to a percentage of the compensation we pay to the representative in his or her first year of employment.

2015 Grants of Plan-Based Awards

The following table sets forth certain information with respect to plan-based awards made to our named executive officers in fiscal 2015.

	Grant Date	Estimated Future Payouts under Non- Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)

Name		Threshhold ($)	Target ($)	Maximum ($)
Boris Teksler	6/1/2015				5,049,602	$0.68	2,134,467
Eric Vetter		—	$243,750	—

(1)

The option vests with respect to one third of the underlying shares of common stock on June 1, 2016 and thereafter in equal quarterly installments over the following two years, subject in each case to Mr. Teksler’s continued employment with us. In the event that Mr. Teksler’s employment is terminated by us without Cause or Mr. Teksler resigns for Good Reason, in either case upon or within 12 months following a Change in Control (as defined in our Second Amended and Restated 2006 Stock Incentive Plan), 100% of the shares underlying the option shall immediately vest and become fully exercisable. This grant was an “inducement grant” as defined under NASDAQ rules.
(2)	The amount shown reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these stock awards and stock options are set forth in Note 11 in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015.

Outstanding Equity Awards at 2015 Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Boris Teksler	—	5,049,602	0.68	6/1/2025	—		—
Eric Vetter	204,583	—	1.34	12/17/2022	—		—
	33,333	—	2.12	7/15/2023
Daniel Mendez	—	—	—	—	125,000	(2)	77,500
Timothy Robbins	—	—	—	—	125,000	(3)	77,500

(1)	Market value is calculated by multiplying the closing market price of Unwired Planet’s common stock on June 30, 2015 ($0.62) by the number of shares subject to the award.
(2)	These restricted stock units vest in equal quarterly installments over three years beginning April 1, 2013.
(3)	These restricted stock units vest in equal quarterly installments over three years beginning April 1, 2013.

2015 Option Exercises And Stock Vested

The following table shows information regarding the vesting of stock awards held by our named executive officers in fiscal 2015. Other than as set forth below, no options were exercised by our named executive officers and no stock awards held by our named executive officers vested in fiscal year 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)
Eric Vetter	—	—	43,750	(2)	82,688	(3)
Daniel Mendez	—	—	250,000		253,125
Timothy Robbins	—	—	250,000		253,125

(1)	The value realized was calculated by multiplying the closing price of our common stock on the date of vesting by the number of restricted stock units that vested on such date.
(2)	43,750 shares subject to restricted stock units were accelerated pursuant to Mr. Vetter’s Separation Agreement.
(3)	Represents the incremental fair value attributable to the accelerated vesting of 43,750 of 75,000 total restricted stock units held by Mr. Vetter pursuant to the terms of his Separation Agreement.

Pension Benefits; Nonqualified Deferred Compensation.

The Company does not maintain any reportable pension benefit plans or nonqualified deferred compensation plans for our named executive officers.

Potential Payments Upon Termination or Change-in-Control

Each of our named executive officers who are also employees is (or was during their employment with us) eligible to participate in our Severance Policy. In addition, Mr. Teksler’s offer letter includes certain severance and change of control benefits, and we have entered into a Separation Agreement with Mr. Vetter. The terms of the Severance Policy and Mr. Teksler’s severance and change of control benefits under his offer letter are described below. Mr. Vetter’s Separation Agreement is described above under the heading “Eric Vetter — Former President, Chief Financial Officer and Chief Administrative Officer.” The table below sets forth the estimated compensation that would have become payable under the Severance Policy and Mr. Teksler’s offer letter if the named executive officer’s employment had terminated on June 30, 2015, given the named executive’s compensation and service levels as of such date and, if applicable, based on Unwired Planet’s closing stock price, $0.62 on June 30, 2015. For Mr. Vetter, the table below sets forth the severance amounts payable to him pursuant to the terms of the Separation Agreement. These benefits described herein are greater than, and supersede, benefits available generally to salaried employees, such as severance, disability benefits and accrued salary and vacation benefits. No amounts are payable for a termination of employment for cause. In the event that the terms of the Severance Policy and any other agreements are applicable to the termination of employment of our named executive officers, such named executive officer would receive the greater of payments and benefits due under the Severance Policy or such agreements, but not both.

We have not entered into a change of control agreement with Mr. Vachon. However, Mr. Vachon’s stock option and restricted stock unit grants were made under our Amended and Restated 1999 Directors’ Equity Compensation Plan (the “Directors’ Plan”), which provides for acceleration under certain circumstances in connection with a “corporate transaction” as defined in such plan. Under the Directors’ Plan, if a Corporate Transaction occurs and the non-employee director’s awards are not assumed, continued or substituted for, then the awards granted to each non-employee director will become 100% accelerated and each such director may exercise or redeem his/her awards prior to the closing of such Corporate Transaction. Mr. Witter is not, and Mr. Thompson was not, eligible to participate in our Severance Policy, and Mr. Witter is not, and Mr. Thompson was not, entitled to any payments or benefits upon a termination of employment or change in control. Accordingly, they have been omitted from the table below.

Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts included the timing during the year of any such event and our stock price. There can be no assurance that a termination or change in control would produce the same or similar results as those described if occurring on another date or another price, or if any assumption used to prepare this information is not correct in fact. Commission amounts to be received upon a Change of Control by Mr. Mendez and Mr. Robbins pursuant to Amended Mendez Agreement and the Amended Robbins Agreement, respectively, have been omitted from this table as they are not determinable at this time.

Name	Involuntary Termination ($)(1)	Involuntary Termination Following a Change of Control ($)(2)
Boris Teksler
Severance	1,000,000	1,000,000
Accelerated Vesting of Long-Term Incentives	—	2,134,467
COBRA premium reimbursements	26,544	26,544
Total	1,026,544	3,161,011

Eric Vetter
Severance	243,750	—
Accelerated Vesting of Long-Term Incentives	82,688	—
COBRA premium reimbursements	57,780	—
Outplacement services	10,000	—
Total	394,218	—

Daniel Mendez
Severance	125,000	125,000
Accelerated Vesting of Long-Term Incentives	—	77,500
COBRA premium reimbursements	14,560	14,560
Total	139,560	217,060

Timothy Robbins
Severance	125,000	125,000
Accelerated Vesting of Long-Term Incentives	—	77,500
COBRA premium reimbursements	13,476	13,476
Total	138,476	215,976

Philip Vachon(3)
Accelerated Vesting of Long-Term Incentives	—	91,646
Total	—	91,646

(1)	Reflects payments under our Severance Policy. The amounts reported for Mr. Teksler reflect payments and benefits payable to Mr. Teksler pursuant to the terms of his offer letter and the amounts reported for Mr. Vetter reflect payments and benefits payable to Mr. Vetter pursuant to the terms of his Separation Agreement.
(2)	Reflects payments under Mr. Teksler’s offer letter and the amounts due under the Severance Policy for Messrs. Mendez and Robbins. Pursuant to Messrs. Mendez’ and Robbins’ restricted stock unit award agreements, the unvested portion of their RSU grants will vest in full upon a change of control. The stock option granted to Mr. Teksler in connection with his hire will vest in full in the event that Mr. Teksler’s employment is terminated by us without Cause or Mr. Teksler resigns for Good Reason, in either case upon or within 12 months following a Change in Control (as defined in our Second Amended and Restated 2006 Stock Incentive Plan). No amounts have been reported for Mr. Vetter because he was not employed on June 30, 2015. Mr. Vetter is entitled to receive the amounts reported under the heading “Involuntary Termination” pursuant to the terms of the Separation Agreement.
(3)	Amount reflects unvested portions of Mr. Vachon’s equity awards which will vest in full upon a change of control per his equity award agreements.

Executive Severance Benefit Policy

Under the Severance Policy, if the termination of the Chief Executive Officer, any employee of Vice President level or higher who reports directly to the Chief Executive Officer and is a member of Executive Staff or the General Counsel constitutes an Involuntary Termination, the executive will be entitled to: (i) continuation of base salary for six months to be paid in regular installments on Unwired Planet’s normal payroll dates, (ii) payment by Unwired Planet of COBRA premiums for health insurance coverage for the executive, his spouse and eligible dependents for the lesser of (1) six months and (2) the date the executive becomes eligible for health insurance coverage from another source, (iii) continued educational assistance benefits through the end of the then-current course term, and (iv) up to six months of outplacement assistance; provided that the executive executes a release of claims. For the purposes of the Severance Policy, Involuntary Termination is defined as the termination of an eligible executive officer which is not for Cause or any actual or purported termination for Cause for which the grounds relied upon are not valid; or by the eligible executive officer within 90 days following Unwired Planet’s failure to obtain an assumption of the Severance Policy by any successor to Unwired Planet pursuant to a purchase, merger, consolidation, liquidation or otherwise. Cause is defined as: (i) theft, dishonesty, misconduct, or falsification of any employment or Company records; (ii) improper disclosure of the Unwired Planet’s confidential or proprietary information; (iii) any action by the eligible executive which has a material detrimental effect on our reputation or business as reasonably determined by the Company; (iv) the eligible executive’s failure or inability to perform any reasonably assigned duties; (v) the eligible executive’s violation of any Company policy; (vi) the eligible executive’s conviction (including any plea of guilty or no contest) for any criminal act that impairs his ability to perform his duties under the Severance Policy; or (vii) the eligible executive’s breach of any agreement with Unwired Planet.

In addition, Involuntary Termination means an executive’s resignation from Unwired Planet within three months after the occurrence of any of the following events: (i) without the executive’s express written consent, the material reduction of the executive’s duties, authority, responsibilities, job title, or reporting relationships relative to the executive’s duties, authority, responsibilities, job title, or reporting relationships as in effect immediately prior to such reduction, or the assignment to the executive of such reduced duties, authority, responsibilities, job title, or reporting relationships; (ii) without the executive’s express written consent, a material reduction of the facilities and perquisites (including office space, secretarial support, other support staff, and location) available to the executive immediately prior to such reduction; (iii) without the executive’s express written consent, a reduction of 10% or more in the executive’s base salary as in effect immediately prior to such reduction (unless such reduction is part of a program generally applicable to other Unwired Planet executives); (iv) a material reduction in the kind or level of employee benefits, including bonuses, to which the executive was entitled immediately prior to such reduction with the result that the executive’s overall benefits package is significantly reduced (unless such reduction is part of a program generally applicable to other Unwired Planet executives); (v) the executive’s relocation to a facility or a location more than 25 miles from his then present location, without the executive’s express written consent; (vi) the failure of Unwired Planet to obtain the assumption of the Severance Policy by any successors to Unwired Planet; or (vii) any act or set of facts or circumstances which would, under Delaware case law or statute, constitute the executive’s constructive termination.

Notwithstanding the foregoing, the executive’s resignation shall not be an involuntary termination unless (i) the executive provides written notice of the applicable event or circumstances within 30 days after his knowledge of such event to the General Counsel (or in the case of the General Counsel, to the Chief Executive Officer) and (ii) Unwired Planet fails to correct the event or circumstance within 30 days after receipt of such notice.

Any benefits or payments provided under the Severance Policy will be reduced by any amounts paid to any eligible executive pursuant to any other policy or arrangement maintained by Unwired Planet providing for severance or any change in control severance agreement or employment agreement the executive has with us that provides for payments contingent on the executive’s termination of employment and based on continuation of base salary.

Severance and Change in Control Benefits under Mr. Teksler’s Offer Letter

Mr. Teksler is entitled to certain severance and change of control benefits under the terms of his offer letter. If Mr. Teksler’s employment is terminated by the Company without Cause (as defined below) (and other than as a result of his death or disability) or by Mr. Teksler for Good Reason (as defined below), and such termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)) (a “Separation from Service”), Mr. Teksler will be entitled to (i) continuation of base monthly salary for a period of twelve months following such Separation from Service and (ii) payment of his monthly COBRA premiums (provided that he timely elects COBRA coverage benefits) until the earlier of 12 months following such Separation from Service; provided, however, that in the event Mr. Teksler obtains other employment prior to the end of such twelve month period, the Company’s payments under COBRA will terminate early at such time as he is eligible to receive health benefits through such other employment. Receipt of severance payments and benefits under the offer letter is subject to Mr. Teksler’s execution of a release in a form and manner satisfactory to the Company and Mr. Teksler and continued adherence to the confidentiality agreement signed in connection with Mr. Teksler’s employment.

The following defined terms are used in the offer letter.

Cause means any of the following: (i) Mr. Teksler’s conduct constituting a material act of misconduct in connection with the performance of his duties, including, without limitation, misappropriation of funds or property of the Company or any of its affiliates; (ii) Mr. Teksler’s commission of any felony or a misdemeanor involving moral turpitude, deceit, dishonesty or fraud, or any conduct by the executive that would reasonably be expected to result in material injury or reputational harm to the Company or any of its affiliates if the executive were retained in this position; (iii) Mr. Teksler’s continued non-performance of his duties (other than by reason of physical or mental illness, incapacity or disability) which has continued for more than 30 days following written notice of such non-performance from the Board; (iv) breach of the confidentiality agreement or any of its restrictive covenant obligations (e.g., confidentiality, non-compete, non-solicitation, etc.); (v) material violation of the Company’s written employment policies; or (vi) failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company to cooperate, or the willful destruction or failure to preserve documents or other materials known to be relevant to such investigation or the inducement of others to fail to cooperate or to produce documents or other materials in connection with such investigation.

Good Reason means that Mr. Teksler shall have complied with the Good Reason Process (hereinafter defined) following the occurrence of any of the following events: (i) a material diminution in his responsibilities, authority or duties; (ii) a material diminution in his base salary except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all senior management employees of the Company; or (iii) the material breach of the terms of the letter agreement by the Company. Good Reason Process means that (i) Mr. Teksler has reasonably determined in good faith that a Good Reason condition has occurred; (ii) notifies the Company in writing of the first occurrence of the Good Reason condition within 60 days of the date on which Mr. Teksler first becomes aware of the occurrence of such condition; (iii) cooperates in good faith with the Company’s efforts, for a period not less than 30 days following such notice (the “Cure Period”), to remedy the condition; (iv) notwithstanding such efforts, the Good Reason condition continues to exist; and (v) executive terminates employment within 60 days after the end of the Cure Period. If the Company cures the Good Reason condition during the Cure Period, Good Reason shall be deemed not to have occurred.

Separation Agreement with Mr. Vetter

We have entered into a Separation Agreement with Mr. Vetter, the terms of which are described above under the heading “Eric Vetter — Former President, Chief Financial Officer and Chief Administrative Officer.”

Employment Agreements with Mr. Mendez and Mr. Robbins

Under the Amended Mendez Agreement and the Amended Robbins Agreement (together the “Amended Agreements”), in the event of a Change of Control, Mr. Mendez and Mr. Robbins would each receive a commission rate based on the Implied IP Value of the Change of Control transaction as though such Implied IP Value were Net Patent Proceeds (as defined in the Amended Agreements); provided, however, that our Compensation Committee could withhold up to 50% of the Change of Control payments if it determined that Mr. Mendez or Mr. Robbins did not materially contribute to the Change of Control process or its value. Such commission rates are not included in the table above as they are not determinable at this time.

Change of Control means the sale of Unwired Planet (whether by merger, consolidation, recapitalization, reorganization, sale of securities, sale of assets, exclusive license, combination, or otherwise) in one transaction or series of related transactions pursuant to which the acquirer or acquirers (together with their affiliates) acquire (i) securities representing more than fifty percent (50%) of the total fair market value or total voting power of all securities of Unwired Planet, assuming the conversion, exchange or exercise of all securities convertible, exchangeable or exercisable for or into voting securities, or (ii) all or substantially all of Unwired Planet’s assets on a consolidated basis.

Change of Control Value means the total value of the consideration paid by an acquiring entity (or group of entities) to the Unwired Planet’s stockholders in the Change of Control.

Implied IP Value means Change of Control Value minus Unwired Planet’s net cash (determined in accordance with GAAP immediately prior to the closing of the Change of Control) and Deductions (as defined in the Amended Agreements) to the extent not deducted from previously paid Cash Commissions (as defined in the Amended Agreements).

Mr. Mendez and Mr. Robbins’ Amended Agreements were superseded by their respective consulting agreements. Accordingly, the Change of Control provisions in their Amended Agreements no longer remain in effect.

2006 Stock Incentive Plan

Under our Second Amended and Restated 2006 Stock Incentive Plan (“2006 Stock Plan”), in the event of a Change in Control (as defined in the 2006 Stock Plan), the surviving entity or acquiring entity may be required to assume or substitute for equivalent awards all outstanding awards under the 2006 Stock Plan; provided that if the awards are not assumed or substituted, then the Board may: (1) require a cash payment in exchange for the cancellation of any award, (2) continue the awards or (3) notify participants holding options, stock appreciation rights, phantom stock units, restricted stock units or performance share units, that they must exercise or redeem such awards at or prior to the closing of a transaction constituting a Change in Control and that such awards will terminate if not exercised or redeemed. The agreements with our executive officers for grants of options or other stock awards made under the 2006 Stock Plan provide that in the event of a Corporate Transaction (as defined in the stock award agreement), outstanding options will be assumed or substituted for unless the successor corporation does not agree to such assumption or substitution, in which case the options and the unvested portion of any other stock awards will terminate upon the closing of such transaction unless the Board expressly determines otherwise.

DIRECTOR COMPENSATION

Non-Employee Director Compensation

We reimburse our non-employee directors for all reasonable out-of-pocket expenses incurred in the performance of their duties as directors. Employee directors are not compensated for Board services in addition to their regular employee compensation.

Our non-employee directors are entitled to receive the following stock awards under the terms of the Directors’ Plan and our non-employee director compensation policy.

In April 2014, the Compensation Committee engaged ClearBridge Compensation Group, LLC (“ClearBridge”), a compensation consulting firm, to evaluate the compensation package for non-employee directors of Unwired Planet. ClearBridge evaluated our Board compensation program as compared to relevant companies from a revenue and market cap size and profitability and business perspective.

ClearBridge’s analysis looked at two peer groups, one consisting of 17 companies and the other consisting of 23 companies, and compared the Company’s compensation package against these two groups. The view of the Compensation Committee was that Board compensation should be targeted at the 75% percentile of market, to reflect our current and expected profitability levels. The recommendation of ClearBridge based on these targets was adopted by the Board and was effective beginning July 1, 2014 and is described below.

Effective July 1, 2014, the Board’s annual cash compensation program for payment of Board retainer and Committee fees was as follows: (1) for service as the non-executive Board chairperson ($40,000), Audit Committee chairperson ($20,000), Compensation Committee chairperson ($10,000) and Nominating and Corporate Governance chairperson ($10,000) ; (2) additional annual retainers for service as a non-chairperson member of the Audit Committee ($10,000), the Compensation Committee ($10,000) and the Nominating and Corporate Governance Committee ($10,000); and (3) for service as an Intellectual Property Committee non-chairperson member ($10,000). Cash retainers are paid on a pro-rata quarterly basis. The Intellectual Property Committee chairperson was paid in restricted stock units with a fair market value equal to the annual amount of $205,000. The number of restricted stock units granted is calculated based on a 30 day rolling average of the stock price for the 30 days prior to each quarterly grant date.

In addition, our non-employee directors are entitled to receive the following stock awards under the terms of our Amended and Restated 1999 Directors’ Equity Compensation Plan and our non-employee director compensation program: an annual equity grant of restricted stock units having a value of $90,000 measured by a 30 day trailing average from the date of grant, subject to 1 year cliff vesting from the grant date, pro-rated for partial periods of service during the fiscal year.

In the fourth fiscal quarter of 2015, the Compensation Committee reviewed Board compensation and in July 2015, recommended a reduction in the cash compensation component for Board service, which was adopted by the Board in August 2015 and is effective as of the date of our Annual Meeting. The Intellectual Property Committee was disbanded in June 2015.

The chart below compares the 2015 Board compensation package to Board compensation package effective as of the date of our Annual Meeting.

	Fees Paid in
	Cash ($)
	FY 2015		FY 2016
Annual Board Retainer	100,000		40,000

Committee Fees
Board Chairman	40,000		40,000
Audit Committee Chairman	20,000		20,000
Audit Committee Member	10,000		10,000
Compensation Committee Chairman	10,000		10,000
Compensation Committee Member	5,000		5,000
Nominating and Corporate Governance Committee Chairman	10,000		10,000
Nominating and Corporate Governance Member	5,000		5,000
Intellectual Property Committee Chairman	—		—
Intellectual Property Committee Member	10,000		—

	Fees Paid in
	Equity ($)(1)
Intellectual Property Chairman	205,000	(2)	—

(1)	The retainer for the Intellectual Property Committee Chairman is paid in restricted stock units, with the number of restricted stock units granted calculated based on a 30 day rolling average stock price.
(2)	Paid to the former chairman, Mr. Vachon.

	Equity Compensation
	FY 2015		FY 2016
	Option Awards ($)(3)	Stock Awards ($)(3)	Option Awards ($)(3)	Stock Awards ($)(3)
Annual Retainer Grants	—	90,000	—	90,000

(3)	The number of restricted stock units granted is calculated based on a 30 day rolling average stock price.

All options granted under our Directors’ Plan have terms of ten years and are granted with an exercise price equal to 100% of the fair market value of our stock on the date of grant.

Under the Directors’ Plan, if a Corporate Transaction occurs and the non-employee director’s awards are not assumed, continued or substituted for, then the awards held by each non-employee director will become 100% accelerated and each such director may exercise or redeem his/her awards immediately prior to the closing of such corporate transaction.

In addition, as previously disclosed, in connection with his duties as Chairman of the Intellectual Property Committee of the Board, in April 2014, we entered into a one time, discretionary bonus agreement with Mr. Vachon, which provided for a discretionary, one-time, cash bonus opportunity in the event that, on or prior to September 30, 2014, (i) the Company and its subsidiaries entered into an amendment to the Master Sale Agreement and the Ancillary Agreements with Ericsson (a “Material Amendment”) that (A) materially improved the economic terms of the Master Sale Agreement in favor of the Company and its subsidiaries, (B) materially improved the operating flexibility of the Company and its subsidiaries under the Master Sale Agreement and the Ancillary Agreements, or (C) some combination of the foregoing that, in the aggregate, resulted in a material improvement to the Company’s and its subsidiaries’ financial and operating position, and (ii) Mr. Vachon was instrumental in negotiating and finalizing such Material Amendment (the occurrence of the events described in clauses (i) and (ii) on or prior to September 30, 2014, a “Trigger Event”). The determination of whether a Trigger Event occurred was made by the Board in its sole and absolute discretion.

In the event that the Board determined that a Trigger Event has occurred on or prior to September 30, 2014, Mr. Vachon would be eligible for a cash bonus in the amount not to exceed $2,000,000 (a “Bonus”). The amount of any Bonus, and the timing of the payment thereof, would be determined in the sole and absolute discretion of the Board taking into account the actual and projected impact of the Material Amendment on the Company’s and its subsidiaries’ financial and operating position.

The Board, upon recommendation of the Compensation Committee, determined that a Trigger Event occurred prior to September 30, 2014, and on November 12, 2014, Mr. Vachon was paid a Bonus of $1,000,000. In determining that a Trigger Event occurred, the Board considered the various aspects of the Material Amendment and its effect on the Company’s financial and operating position.

The table below sets forth information concerning compensation paid for services rendered to us by members of our board of directors for the fiscal year ended June 30, 2015. Mr. Teksler does not receive additional compensation for his service as a member of our Board, and the compensation received by Mr. Teksler as an employee during fiscal 2015 is presented in the Summary Compensation Table — 2015 above. Mr. Harmeling and Mr. Ravich did not receive compensation in fiscal 2015, as they were not directors.

Director Compensation — 2015

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Andrew Dodge(2)	90,833	—	90,833
Dallas Clement(3)	119,583	80,122	199,705
Peter Reed(4)	—	—	—
Philip Vachon(5)	1,138,333	143,686	1,282,019
Mark Jensen(6)	122,083	80,122	202,205
David Lockwood(7)	26,667	31,546	58,213
Gregory Landis(8)	138,667	80,122	218,789
William Marino(9)	124,000	80,122	204,122
Richard Chernicoff(10)	131,250	80,122	211,372

(1)	Amounts shown reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 granted during fiscal 2015. The assumptions used to calculate the value of stock and option awards are found in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015.
(2)	Mr. Dodge resigned as a member of the Board on May 20, 2015. Upon his resignation, unvested equity awards covering 54,878 shares of our common stock were cancelled.
(3)	Mr. Clement resigned as a member of the Board effective on November 4, 2015. As of June 30, 2015, Mr. Clement held stock options to purchase a total of 24,000 shares of our common stock, 8,000 shares of which are exercisable, a total of 6,000 shares of common stock issued upon the vesting of restricted stock units and 66,878 unvested restricted stock units.
(4)	Mr. Reed was appointed to the Board as a director effective on May 28, 2015. As of June 30, 2015, Mr. Reed did not hold outstanding stock options or equity awards.
(5)	Mr. Vachon was paid a $1,000,000 bonus pursuant to the terms of his discretionary bonus agreement. Please refer to the above for information regarding Mr. Vachon’s bonus agreement. As of June 30, 2015, Mr. Vachon held stock options to purchase a total of 290,000 shares of our common stock, 104,668 shares of which are exercisable, a total of 46,360 shares of common stock issued upon the vesting of restricted stock units, 122,191 unvested restricted stock units and 72,025 performance rights units, none of which have vested.
(6)

Mr. Jensen resigned as a member of the Board effective on November 4, 2015. As of June 30, 2015, Mr. Jensen held stock options to purchase a total of 48,000 shares of our common stock, 24,000 shares of which are exercisable, 18,000 shares of common stock for which the Company has a right of repurchase with respect to 6,000 shares, a total of 70,491 shares of common stock issued upon the vesting of restricted stock units and 66,878 unvested restricted stock units.
(7)	Mr. Lockwood retired as a director effective November 3, 2014. In connection with his retirement, the Board approved (i) full acceleration of all unvested equity awards held by Mr. Lockwood and (ii) extension of the post-termination exercise period for his stock options until 18 months following his termination, or the expiration date of the stock option, if earlier. The incremental fair value of Mr. Lockwood’s accelerated equity awards is included in the Stock Awards column. As of June 30, 2015, Mr. Lockwood held stock options to purchase a total of 48,000 shares of our common stock, all of which are exercisable, 18,000 shares of common stock, and a total of 58,384 shares of common stock issued upon the vesting of restricted stock units.
(8)	Mr. Landis resigned as a member of the Board effective on November 4, 2015. As of June 30, 2015, Mr. Landis held stock options to purchase a total of 40,000 shares of our common stock, 13,334 shares of which are exercisable, a total of 23,681 shares of common stock issued upon the vesting of restricted stock units and 74,878 unvested restricted stock units.
(9)	Mr. Marino resigned as a member of the Board effective on November 4, 2015. As of June 30, 2015, Mr. Marino held stock options to purchase a total of 40,000 shares of our common stock, 21,334 shares of which are exercisable, a total of 31,986 shares of common stock issued upon the vesting of restricted stock units and 68,878 unvested restricted stock units.
(10)	As of June 30, 2015, Mr. Chernicoff held stock options to purchase a total of 24,000 shares of our common stock, 8,000 shares of which are exercisable, a total of 6,000 shares of common stock issued upon the vesting of restricted stock units and 66,878 unvested restricted stock units.

Equity Compensation Plan Information

The following table provides information as of June 30, 2015 regarding shares of common stock that may be issued under the Company’s equity compensation plans consisting of the 2006 Plan and the 1999 Directors’ Plan.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights Shares in Thousands		Weighted Average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders:	4,028	(1)	1.66	(2)	4,460
Equity compensation plans not approved by security holders:	5,049,602	(3)	0.68		—	(4)

(1)	Includes 2,635 shares of common stock issuable upon the exercise of outstanding options and 1,400 shares of common stock issuable upon the vesting of restricted stock units. Does not include 6 shares of restricted stock as they have been reflected in our total shares outstanding.
(2)	Since restricted stock units do not have any exercise price, such units are not included in the weighted average exercise price calculation.
(3)	This grant was an “inducement grant” as defined under NASDAQ rules. The terms and conditions of each inducement grant are similar to the terms and conditions of the stockholder-approved equity compensation plan in effect on the date of such inducement grant.
(4)	Our board of directors has not established any specific number of shares that could be issued without stockholder approval. Inducement grants to new key employees are determined on a case-by-case basis. Other than possible inducement grants, we expect that all equity awards will be made under stockholder-approved plans.

OTHER MATTERS

This Proxy Statement is sent to you as part of the proxy materials for the Annual Meeting. You may not consider this Proxy Statement as material for soliciting the purchase or sale of our common stock.

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy, in any jurisdiction, from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

A copy of Unwired Planet’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015 is available without charge upon written request to: Corporate Secretary, Unwired Planet, Inc., 20 First Street, First Floor, Los Altos, California 94022.

ANNEX A

UNWIRED PLANET, INC.

SECOND AMENDED AND RESTATED

2006 STOCK INCENTIVE PLAN

as amended

A. Adopted by the Board on November 29, 2006 and originally approved by the shareholders of the Company on January 17, 2007.

B. Amended by the Committee on October 20, 2008, inter alia, to increase the Share Reserve to seventeen million (17,000,000), and subsequently approved by shareholders of the Company on December 4, 2008.

C. Amended by the Committee on November 11, 2011, to eliminate the minimum vesting period for Restricted Stock Bonuses, Restricted Stock Purchase Rights and Restricted Stock Units. Shareholder approval was not required.

D. Amended and restated by the Committee on September 13, 2013 to increase the Share Reserve and to make certain other changes, and subsequently approved by shareholders of the Company on November 12, 2013.

E. Amended by the Board on October 23, 2015 to revise the definition of “Change in Control.”

I. PURPOSES

1.1 Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees and Consultants of the Company and its Affiliates.

1.2 Available Stock Awards. The types of stock awards that may be granted under this Plan shall be: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Bonuses, (iv) Restricted Stock Purchase Rights, (v) Stock Appreciation Rights, (vi) Phantom Stock Units, (vii) Restricted Stock Units, (viii) Performance Share Bonuses and (ix) Performance Share Units.

1.3 General Purpose. The Company, by means of this Plan, seeks to create incentives for eligible Employees (including officers) and Consultants of the Company and to maximize the long term value of the Company by granting awards to acquire the Common Stock of the Company (or awards, the value of which is measured with reference to the Common Stock of the Company).

II. DEFINITIONS

2.1 “Affiliate” means a parent or subsidiary of the Company, with “parent” meaning an entity that controls the Company directly or indirectly, through one or more intermediaries, and “subsidiary” meaning an entity that is controlled by the Company directly or indirectly, through one or more intermediaries. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.2 “Beneficial Owner” means the definition given in Rule 13d-3 promulgated under the Exchange Act.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change in Control” means the occurrence of any of the following events:

(i) Any person or group is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise;

(ii) A Qualifying Asset Sale to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act;

(iii) A merger or consolidation or similar transaction involving the Company;

(iv) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the Directors are Incumbent Directors; or

(v) A dissolution or liquidation of the Company.

2.5 “Code” means the Internal Revenue Code of 1986, as amended.

2.6 “Committee” means the committee appointed by the Board in accordance with Section 3.3 of the Plan.

2.7 “Common Stock” means the common stock of the Company.

2.8 “Company” means Unwired Planet, Inc., a Delaware corporation.

2.9 “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the board of directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as a Director or Directors who are compensated by the Company solely for their services as a Director.

2.10 “Continuous Service” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence as approved by the Board or the chief executive officer of the Company provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or its successor.

2.11 “Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

2.12 “Director” means a member of the Board of Directors of the Company.

2.13 “Disability” means the inability of an individual, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that individual’s position with the company or an Affiliate of the Company because of the sickness or injury of the individual, or as may be otherwise defined under applicable local laws.

2.14 “Employee” means any person employed by the Company or an Affiliate. Service as a Director or compensation by the Company or an Affiliate solely for services as a Director shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.16 “Fair Market Value” means, as of any date, the value of the Common Stock as determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such exchange or system on the day of determination or, if the stock exchange or national market system on which the Common Stock trades is not open on the day of determination, the last business day prior to the day of determination;

(ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and the low asked prices for the Common Stock on the day of determination or, if the stock exchange or national market system on which the Common Stock trades is not open on the day of determination, the last business day prior to the day of determination; or

(iii) In the absence of any established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

2.17 “Full-Value Stock Award” shall mean any of a Restricted Stock Bonus, Restricted Stock Units, Phantom Stock Units, Performance Share Bonus, or Performance Share Units.

2.18 “Incentive Stock Option” means an Option intended to qualify and qualified as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.19 “Incumbent Directors” shall mean Directors who either (i) are Directors of the Company as of the date the Plan first becomes effective pursuant to Article XV hereof or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii), or (iii) of Section 2.4, or in connection with an actual or threatened proxy contest relating to the election of Directors to the Company.

2.20 “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

2.21 “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

2.22 “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.23 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.24 “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

2.25 “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.26 “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director; or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.27 “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

2.28 “Performance-Based Award” means any award of a Performance Share Bonus, Performance Share Units, a Phantom Stock Unit, a Restricted Stock Bonus, a Restricted Stock Purchase Right or Restricted Stock Units granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

2.29 “Performance Criteria” means the criteria that the Board or the Committee selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Board or the Committee, including, but not limited to, the Company or a unit, division, group, or subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Common Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, stockholder returns, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

2.30 “Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Board or the Committee may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Performance-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.

2.31 “Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Board or the Committee for a Performance Cycle based upon the Performance Criteria.

2.32 “Performance Share Bonus” means a grant of shares of the Company’s Common Stock not requiring a Participant to pay any amount of monetary consideration, and which grant is subject to the provisions of Section 7.6 of the Plan.

2.33 “Performance Share Unit” means the right to receive the value of one (1) share of the Company’s Common Stock at the time the Performance Share Unit vests, with the further right to elect to defer receipt of that value otherwise deliverable upon the vesting of an award of Performance Share Units to the extent permitted in the Participant’s Stock Award Agreement. Performance Share Units are subject to the provisions of Section 7.7 of the Plan.

2.34 “Phantom Stock Unit” means the right to receive the value of one (1) share of the Company’s Common Stock, subject to the provisions of Section 7.4 of the Plan.

2.35 “Plan” means this Unwired Planet Inc. Second Amended and Restated 2006 Stock Incentive Plan.

2.36 “Qualifying Asset Sale” means (i) the sale, exchange, lease or other disposition of all or substantially all of the assets of the Company, or (ii) the sale, exclusive license or other disposition of the rights held by the Company or a subsidiary of the Company in or to one or more patents that has or have been asserted against one or more parties in any litigation proceeding to which the Company or any of its subsidiaries is currently a party as of December 4, 2015 (the “Subject Patents”) including but not limited to by way of the sale, transfer or other disposition of a majority of the equity ownership interests of any subsidiary or other entity directly or indirectly controlled by the Company and that owns or otherwise holds any of the Subject Patents.

2.37 “Restricted Stock Bonus” means a grant of shares of the Company’s Common Stock not requiring a Participant to pay any amount of monetary consideration, and which grant is subject to the provisions of Section 7.1 of the Plan.

2.38 “Restricted Stock Purchase Right” means the right to acquire shares of the Company’s Common Stock upon the payment of the agreed-upon monetary consideration, subject to the provisions of Section 7.2 of the Plan.

2.39 “Restricted Stock Unit” means the right to receive the value of one (1) share of the Company’s Common Stock at the time the Restricted Stock Unit vests, with the further right to elect to defer receipt of that value otherwise deliverable upon the vesting of an award of restricted stock to the extent permitted in the Participant’s agreement. These Restricted Stock Units are subject to the provisions of Section 7.5 of the Plan.

2.40 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.41 “Securities Act” means the Securities Act of 1933, as amended.

2.42 “Stock Appreciation Right” means the right to receive an amount equal to the Fair Market Value of one (1) share of the Company’s Common Stock on the day the Stock Appreciation Right is redeemed, reduced by the deemed exercise price or base price of such right, subject to the provisions of Section 7.3 of the Plan.

2.43 “Stock Award” means any Option award, Restricted Stock Bonus award, Restricted Stock Purchase Right award, Stock Appreciation Right award, Phantom Stock Unit award, Restricted Stock Unit award, Performance Share Bonus award, Performance Share Unit award, or other stock-based award. These Awards may include, but are not limited to those listed in Section 1.2.

2.44 “Stock Award Agreement” means a written agreement, including an Option Agreement, between the Company and a holder of a Stock Award setting forth the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

2.45 “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

III. ADMINISTRATION

3.1 Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3.3.

3.2 Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or a Stock Award as provided in Section 14 of the Plan.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary, desirable, convenient or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

(v) To authorize any person to execute on behalf of the Company any instrument required to effect the grant of a Stock Award previously granted by the Board.

(vi) To determine whether Stock Awards will be settled in shares of Common Stock, cash or in any combination thereof.

(vii) To establish a program whereby Participants designated by the Board can reduce compensation otherwise payable in cash in exchange for Stock Awards under the Plan.

(viii) To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock issued as a result of or under a Stock Award, including, without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

(ix) To provide, either at the time a Stock Award is granted or by subsequent action, that a Stock Award shall contain as a term thereof, a right, either in tandem with the other rights under the Stock Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of shares of Common Stock, cash or a combination thereof, the amount of which is determined by reference to the value of the Stock Award.

(x) To adopt sub-plans and/or special provisions applicable to Stock Awards regulated by the laws of a jurisdiction other than and outside of the United States. Such sub-plans and/or special provisions may take precedence over other provisions of the Plan, with the exception of Article IV of the Plan, but unless otherwise superseded by the terms of such sub-plans and/or special provisions, the provisions of the Plan shall govern.

3.3 Delegation to Committee.

The Board may delegate administration of the Plan to a committee (the “Committee”) consisting solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. The Committee may exercise, in connection with the administration of the Plan, any of the powers and authority granted to the Board under the Plan, and the Committee may delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or the subcommittee, as applicable), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more Directors who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more Directors who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are either (a) not then subject to Section 16 of the Exchange Act or (b) receiving a Stock Award as to which the Board or Committee elects not to comply with Rule 16b-3 by having two or more Non-Employee Directors grant such Stock Award. Furthermore, within the scope of such authority, the Board may delegate to a committee of one or more officers of the Company to designate employees to receive options and other rights to acquire shares of Common Stock and the number of such options or other rights in accordance with the requirements of Section 157(c) of the Delaware General Corporation Law.

This Section 3.3 of the Plan, is subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.4 Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3.5 Compliance with Section 16 of Exchange Act. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. To the extent any provision of this Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Board, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Board shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any person incurs any liability under Section 16 of the Exchange Act.

IV. SHARES SUBJECT TO THE PLAN

4.1 Share Reserve. Subject to the provisions of Section 12 of the Plan relating to adjustments upon changes in Common Stock, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed nineteen million (19,000,000) shares of Common Stock (“Share Reserve”). Each share of Common Stock issued pursuant to a Stock Award issued under this Plan shall reduce the Share Reserve by one (1) share; provided, however, that for each Full-Value Stock Award, the Share Reserve shall be reduced by one and one-half (1.5) shares. To the extent that a distribution pursuant to a Stock Award is made in cash, the Share Reserve shall be reduced by the number of shares of Common Stock subject to the redeemed or exercised portion of the Stock

Award. Notwithstanding any other provision of the Plan to the contrary, the maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to Incentive Stock Options is 19,000,000 shares of Common Stock (“ISO Limit”), subject to the adjustments provided for in Section 12 of the Plan.

4.2 Reversion of Shares to the Share Reserve.

(i) If any Stock Award granted under this Plan shall for any reason (A) expire, be cancelled or otherwise terminate, in whole or in part, without having been exercised or redeemed in full, (B) be reacquired by the Company prior to vesting, or (C) be repurchased at cost by the Company prior to vesting, the shares of Common Stock not acquired by Participant under such Stock Award shall revert or be added to the Share Reserve and become available for issuance under the Plan; provided, however, that shares of Common Stock shall not revert or be added to the Share Reserve that are (a) tendered in payment of an Option, (b) withheld by the Company to satisfy any tax withholding obligation or (c) purchased by the Company with proceeds from the exercise of Options, and provided, further, that shares of Common Stock covered by a Stock Appreciation Right, to the extent that it is exercised and settled in shares of Common Stock, and whether or not shares of Common Stock are actually issued to the Participant upon exercise of the Stock Appreciation Right, shall be considered issued or transferred pursuant to the Plan.

4.3 Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

V. ELIGIBILITY

5.1 Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees and Consultants.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.3 Annual Section 162(m) Limitation. Subject to the provisions of Section 12 of the Plan relating to adjustments upon changes in the shares of Common Stock, no individual grantee shall be eligible to be granted Incentive Stock Options, Nonstatutory Stock Options, or Stock Appreciation Rights covering more than one and a half million (1,500,000) shares of Common Stock during any fiscal year. The foregoing provision applies to both continuing and newly hired Employees.

5.4 Consultants.

(i) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (1) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (2) that such grant complies with the securities laws of all other relevant jurisdictions.

(ii) Form S-8 generally is available to consultants and advisors only if (A) they are natural persons; (B) they provide bona fide services to the issuer, its parents, or its majority owned subsidiaries; and (C) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

VI. OPTION PROVISIONS

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased upon exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 of the Plan regarding grants of Incentive Stock Options to Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 of the Plan regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.4 Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by check at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option): (1) by delivery to the Company of other Common Stock, (2) pursuant to a “same day sale” program to the extent permitted by law, (3) reduction of the Company’s liability to the Optionholder, (4) by any other form of consideration permitted by law, but in no event shall a promissory note or other form of deferred payment constitute a permissible form of consideration for an Option granted under the Plan or (5) by some combination of the foregoing. In the absence of a provision to the contrary in the individual Optionholder’s Option Agreement, payment for Common Stock pursuant to an Option may only be made in the form of cash, check, or pursuant to a “same day sale” program.

Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution or qualified domestic relations order and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. Notwithstanding anything herein or in any Option Agreement to the contrary, transfers of Options for consideration are not permitted.

6.6 Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to family members to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability to family members, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or qualified domestic relations order and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. Notwithstanding anything herein or in any Option Agreement to the contrary, transfers of Options for consideration are not permitted.

6.7 Vesting Generally. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Board. The vesting provisions of individual Options may vary. If vesting is based on the Participant’s Continuous Service, such Options generally will vest in equal monthly installments over a three (3) year period; provided, however, that vesting for new hires will occur as to one-third (1/3rd) of the Options after one (1) year from the grant date and as to the remaining two-thirds (2/3rds) of the Options in equal monthly installments over the subsequent two (2) years. Notwithstanding the foregoing, the vesting of Options may be conditioned or accelerated upon achievement of performance criteria as determined by the Board or its delegatee. The provisions of this Section 6.7 are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

6.8 Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time as is specified in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual Optionholder’s Option Agreement, the Option shall remain exercisable for three (3) months following the termination of the Optionholder’s Continuous Service; provided, however, that if the Optionholder’s Continuous Service is terminated for Cause (as defined in the Option Agreement), the Option immediately shall terminate.

6.9 Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or other applicable securities law, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements or other applicable securities law. The provisions of this Section 6.9 notwithstanding, in the event that a sale of the shares of Common Stock received upon exercise of his or her Option would subject the Optionholder to liability under Section 16(b) of the Exchange Act, then the Option will terminate on the earlier of (1) the fifteenth (15th) day after the last date upon which such sale would result in liability, or (2) two hundred ten (210) days following the date of termination of the Optionholder’s employment or other service to the Company (and in no event later than the expiration of the term of the Option).

6.10 Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option to the extent that the Optionholder was entitled to exercise such Option as of the date of termination, but only within such period of time as is specified in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual Optionholder’s Option Agreement, the Option shall remain exercisable for twelve (12) months following such termination.

6.11 Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to Section 6.5 or 6.6 of the Plan, but only within such period of time as is specified in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after death, the Option is not exercised within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual Optionholder’s Option Agreement, the Option shall remain exercisable for eighteen (18) months following the Optionholder’s death.

6.12 Early Exercise Generally Not Permitted. The Company’s general policy is not to allow the Optionholder to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the vesting of the Option. If, however, an Option Agreement does permit such early exercise, any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

VII. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS

7.1 Restricted Stock Bonuses. Each Restricted Stock Bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Restricted Stock Bonuses shall be paid by the Company in shares of the Common Stock of the Company. The terms and conditions of Restricted Stock Bonus agreements may change from time to time, and the terms and conditions of separate Restricted Stock Bonus agreements need not be identical, but each Restricted Stock Bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit; provided, however, that in the case of a Restricted Stock Bonus to be made to a new Employee or Consultant who has not performed prior services for the Company, the Company shall require such consideration to be paid as will ensure compliance with the General Corporation Law of the State of Delaware.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Bonus agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board or its delegatee and set forth in the Participant’s Restricted Stock Bonus agreement.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company shall automatically reacquire without cost any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Bonus agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Bonus agreement remains subject to the terms of the Restricted Stock Bonus agreement. Notwithstanding anything herein or in any Restricted Stock Bonus agreement to the contrary, transfers of rights to acquire shares of Common Stock pursuant to Restricted Stock Bonuses for consideration are not permitted.

7.2 Restricted Stock Purchase Rights. Each Restricted Stock Purchase Right agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the Restricted Stock Purchase Right agreements may change from time to time, and the terms and conditions of separate Restricted Stock Purchase Right agreements need not be identical, but each Restricted Stock Purchase Right agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Purchase Price. The purchase price under each Restricted Stock Purchase Right agreement shall be such amount as the Board shall determine and designate in such Restricted Stock Purchase Right agreement. The purchase price shall not be less than one hundred percent (100%) of the Common Stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

(ii) Consideration. The purchase price of Common Stock acquired pursuant to the Restricted Stock Purchase Right agreement shall be paid either: (A) in cash or by check at the time of purchase; or (B) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant to the extent permitted by law.

(iii) Vesting. Absent a provision to the contrary in the Participant’s Restricted Stock Purchase Right agreement, so long as the Participant remains in Continuous Service with the Company, a Restricted Stock Purchase Right granted to the Participant shall vest as to a schedule to be determined by the Board in its discretion. Shares of Common Stock acquired under the Restricted Stock Purchase Right agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may repurchase any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Purchase Right agreement.

(v) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Purchase Right agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Purchase Right agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Purchase Right agreement remains subject to the terms of the Restricted Stock Purchase Right agreement. Notwithstanding anything herein or in any Restricted Stock Purchase Right agreement to the contrary, transfers of rights to acquire shares of Common Stock pursuant to Restricted Stock Purchase Rights for consideration are not permitted.

7.3 Stock Appreciation Rights. Two types of Stock Appreciation Rights (“SARs”) shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs. No SAR shall be exercisable after the expiration of ten (10) years from the date it was granted

(i) Stand-Alone SARs. The following terms and conditions shall govern the grant and redeemability of stand-alone SARs:

(A) The stand-alone SAR shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Board may establish. Upon redemption of the stand-alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the shares of Common Stock underlying the redeemed right over (ii) the aggregate base price in effect for those shares.

(B) The number of shares of Common Stock underlying each stand-alone SAR and the base price in effect for those shares shall be determined by the Board in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price per share be less than one hundred percent (100%) of the Fair Market Value per underlying share of Common Stock on the grant date.

(C) The distribution with respect to any redeemed stand-alone SAR may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate; provided, however, that the total number of shares subject to the SAR shall be counted in reducing the Share Reserve to the extent the SAR is exercised.

(ii) Stapled SARs. The following terms and conditions shall govern the grant and redemption of stapled SARs:

(A) Stapled SARs may only be granted concurrently with an Option to acquire the same number of shares of Common Stock as the number of such shares underlying the stapled SARs.

(B) Stapled SARs shall be redeemable upon such terms and conditions as the Board may establish and shall grant a holder the right to elect among (i) the exercise of the concurrently granted Option for shares of Common Stock, whereupon the number of shares of Common Stock subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value (on the redemption date) of the number of vested shares which the holder redeems over the aggregate base price for such vested shares, whereupon the number of shares of Common Stock subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii).

(C) The distribution to which the holder of stapled SARs shall become entitled under this Section 7 upon the redemption of stapled SARs as described in Section 7.3(ii)(B) above may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate; provided, however, that the total number of shares subject to the stapled SAR shall be counted in reducing the Share Reserve to the extent the stapled SAR is exercised.

7.4 Phantom Stock Units. The following terms and conditions shall govern the grant and redeemability of Phantom Stock Units:

(i) Phantom Stock Unit awards shall be redeemable by the Participant upon such terms and conditions as the Board may establish; provided, however, that if vesting is based on Continuous Service, the length of service required shall be no less than three (3) years. Notwithstanding the foregoing, the vesting of a Phantom Stock Unit award may be conditioned or accelerated upon the achievement of performance criteria as determined by the Board or its delegatee. The value of a single Phantom Stock Unit shall be equal to the Fair Market Value of a share of Common Stock, unless the Board otherwise provides in the terms of the Stock Award Agreement. The holder of a Phantom Stock Unit shall not have a right to dividend equivalents.

(ii) The distribution with respect to any exercised Phantom Stock Unit award may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

7.5 Restricted Stock Units. The following terms and conditions shall govern the grant and redeemability of Restricted Stock Units:

A Restricted Stock Unit is the right to receive the value of one (1) share of the Company’s Common Stock at the time the Restricted Stock Unit vests. The holder of a Restricted Stock Unit shall not have the right to dividend equivalents. To the extent permitted by the Board in the terms of his or her Restricted Stock Unit agreement, a Participant may elect to defer receipt of the value of the shares of Common Stock otherwise deliverable upon the vesting of an award of Restricted Stock Units, so long as such deferral election complies with applicable law, including to the extent applicable, the Employment Retirement Income Security Act of 1974, as amended. An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such Restricted Stock Units in a manner determined by the Board. When the Participant vests in such Restricted Stock Units, the Participant will be credited with a number of Restricted Stock Units equal to the number of shares of Common Stock for which delivery is deferred. Restricted Stock Units may be paid by the Company by delivery of shares of Common Stock, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Restricted Stock Unit.

Each Restricted Stock Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit agreements need not be identical, but each Restricted Stock Unit agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. The Board shall have the discretion to provide that the Participant pay for such Restricted Stock Unit with cash or other consideration permissible by law.

(ii) Vesting. Restricted Stock Units shall vest in accordance with a vesting schedule to be determined by the Board or its delegatee and set forth in the Participant’s Restricted Stock Bonus agreement.

(iii) Termination of Participant’s Continuous Service. The unvested portion of the Restricted Stock Unit award shall expire immediately upon the termination of Participant’s Continuous Service.

(iv) Transferability. Rights to acquire the value of shares of Common Stock under the Restricted Stock Unit agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Unit agreement, as the Board shall determine in its discretion, so long as any Common Stock awarded under the Restricted Stock Unit agreement remains subject to the terms of the Restricted Stock Unit agreement. Notwithstanding anything herein or in any Restricted Stock Unit agreement to the contrary, transfers of rights to acquire the value of shares of Common Stock pursuant to Restricted Stock Purchase Rights for consideration are not permitted.

7.6 Performance Share Bonuses. Each Performance Share Bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Performance Share Bonuses shall be paid by the Company in shares of the Common Stock of the Company. The terms and conditions of Performance Share Bonus agreements may change from time to time, and the terms and conditions of separate Performance Share Bonus agreements need not be identical, but each Performance Share Bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Performance Share Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. In the event that a Performance Share Bonus is granted to a new Employee or Consultant who has not performed prior services for the Company, the Performance Share Bonus will not be awarded until the Board determines that such person has rendered services to the Company for a sufficient period of time to ensure proper issuance of the shares in compliance with the General Corporation Law of the State of Delaware.

(ii) Vesting. Vesting shall be based on the achievement of certain performance criteria, whether financial, transactional or otherwise, as determined by the Board. Vesting shall be subject to the Performance Share Bonus agreement. Generally, a Performance Share Bonus shall not fully vest in less than one (1) year. Notwithstanding the foregoing, the vesting of a Performance Share Bonus may be accelerated upon the achievement of performance criteria as determined by the Board or its delegatee. Upon failure to meet performance criteria, shares of Common Stock awarded under the Performance Share Bonus agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company shall reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Performance Share Bonus agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Performance Share Bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Performance Share Bonus agreement remains subject to the terms of the Performance Share Bonus agreement. Notwithstanding anything herein or in any Performance Share Bonus agreement to the contrary, transfers of rights to acquire shares of Common Stock pursuant to Performance Share Bonuses for consideration are not permitted.

7.7 Performance Share Units. The following terms and conditions shall govern the grant and redeemability of Performance Share Units:

A Performance Share Unit is the right to receive the value of one (1) share of the Company’s Common Stock at the time the Performance Share Unit vests. The holder of a Performance Share Unit shall not have a right to dividend equivalents. To the extent permitted by the Board in the terms of his or her Performance Share Unit agreement, a Participant may elect to defer receipt of the value of shares of Common Stock otherwise deliverable upon the vesting of an award of performance shares. An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such performance shares in a manner determined by the Board. When the Participant vests in such performance shares, the Participant will be credited with a number of Performance Share Units equal to the number of shares of Common Stock for which delivery is deferred. Performance Share Units may be paid by the Company by delivery of shares of Common Stock, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Performance Share Unit.

Each Performance Share Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Performance Share Unit agreements may change from time to time, and the terms and conditions of separate Performance Share Unit agreements need not be identical, but each Performance Share Unit agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Performance Share Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. The Board shall have the discretion to provide that the Participant pay for such Performance Share Unit with cash or other consideration permissible by law.

(ii) Vesting. Vesting shall be based on the achievement of certain performance criteria, whether financial, transactional or otherwise, as determined by the Board. Vesting shall be subject to the Performance Share Unit agreement. Generally, a Performance Share Unit may not fully vest in less than one (1) year. Notwithstanding the foregoing, the vesting of a Performance Share Unit may be accelerated upon achievement of performance criteria as determined by the Board or its delegatee.

(iii) Termination of Participant’s Continuous Service. The unvested portion of any Performance Share Unit shall expire immediately upon the termination of Participant’s Continuous Service.

(iv) Transferability. Rights to acquire the value of shares of Common Stock under the Performance Share Unit agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Unit agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Performance Share Unit agreement remains subject to the terms of the Performance Share Unit agreement. Notwithstanding anything herein or in any Performance Share Unit agreement to the contrary, transfers of rights to acquire the value of shares of Common Stock pursuant to Performance Share Units for consideration are not permitted.

8. Performance-Based Awards to Covered Employees.

(i) Performance-Based Awards. Any Employee or Consultant providing services to the Company and who is selected by the Board may be granted one or more Performance-Based Awards in the form of a Performance Share Bonus or Performance Share Unit payable upon the attainment of Performance Goals that are established by the Board and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Board. The Board shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Board, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Board may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

(ii) Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Board or the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Board may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(iii) Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Board shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Board shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(iv) Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is one and a half million (1,500,000) shares of Common Stock (subject to adjustment as provided in Section 12 hereof).

XIII. COVENANTS OF THE COMPANY

8.1 Availability of Shares. During the term of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

8.2 Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise, redemption or satisfaction of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan or any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock related to such Stock Awards unless and until such authority is obtained.

IX. USE OF PROCEEDS FROM STOCK

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

X. CANCELLATION AND RE-GRANT OF OPTIONS

10.1 Subject to Section 10.2, the Board shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options, Stock Appreciation Rights and/or Restricted Stock Purchase Rights under the Plan and/or (ii) with the consent of the affected Participants, the cancellation of any outstanding Options, Stock Appreciation Rights and/or Restricted Stock Purchase Rights under the Plan and the grant in substitution therefor of new Options, Stock Appreciation Rights and/or Restricted Stock Purchase Rights under the Plan covering the same or a different number of shares of Common Stock, but, in the case of Options or Stock Appreciation Rights, having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value and, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder (as described in Section 5.2 of the Plan), having an exercise price not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the new grant date. Notwithstanding the foregoing, the Board may grant an Option or a Stock Appreciation Right with an exercise price lower than that set forth above if such Option or Stock Appreciation Right is granted as part of a transaction to which Section 424(a) of the Code applies.

10.2 Prior to the implementation of any such repricing or cancellation of one or more outstanding Options, Stock Appreciation Rights and/or Restricted Stock Purchase Rights as described in Section 10.1, the Board shall obtain the approval of the shareholders of the Company.

10.3 Shares subject to an Option or a Stock Appreciation Right cancelled under this Section 10 shall continue to be counted against the maximum award of Options and/or Stock Appreciation Rights permitted to be granted pursuant to Section 5.3 of the Plan. The repricing of an Option or a Stock Appreciation Right under this Section 10, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option or Stock Appreciation Right and the grant of a substitute Option or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and/or Stock Appreciation Rights shall be counted against the maximum awards of Options and/or Stock Appreciation Rights permitted to be granted pursuant to Section 5.3 of the Plan. The provisions of this Section 10.3 shall be applicable only to the extent required by Section 162(m) of the Code.

XI. MISCELLANEOUS

11.1 Acceleration of Exercisability and Vesting. The Board (or Committee, if so authorized by the Board) shall have the power to accelerate exercisability and/or vesting of any Stock Award granted pursuant to the Plan upon a Change in Control or upon the death, Disability or termination of Continuous Service of the Participant. In furtherance of such power, the Board or Committee may accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding any provisions in the Stock Award Agreement to the contrary.

11.2 Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award except to the extent that the Company has issued the shares of Common Stock relating to such Stock Award.

11.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, or (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate.

11.4 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds One Hundred Thousand dollars ($100,000), or such other limit as may be set by law, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

11.5 Investment Assurances. The Company may require a Participant, as a condition of exercising or redeeming a Stock Award or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the Common Stock; (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock; and (iii) to give such other written assurances as the Company may determine are reasonable in order to comply with applicable law. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws, and in either case otherwise complies with applicable law. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable laws, including, but not limited to, legends restricting the transfer of the Common Stock.

11.6 Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state, local, or foreign tax withholding obligation relating to the exercise or redemption of a Stock Award or the acquisition, vesting, distribution, or transfer of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation or other amounts payable to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unnumbered shares of Common Stock.

11.7 Section 409A. Notwithstanding anything in the Plan to the contrary, it is the intent of the Company that all Stock Awards granted under this Plan shall not cause an imposition of the additional taxes provided for in Section 409A(a)(1)(B) of the Code; furthermore, it is the intent of the Company that the Plan shall be administered so that the additional taxes provided for in Section 409A(a)(1)(B) of the Code are not imposed. In the event that the Company determines in good faith that any provision of this Plan does not comply with Section 409A of the Code, the Company may amend this Plan to the minimum extent necessary to cause the Plan to comply.

XII. ADJUSTMENTS UPON CHANGES IN STOCK

12.1 Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, spinoff, dividend in property other than cash, stock split, liquidating dividend, extraordinary dividends or distributions, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Board or, if applicable, the Committee, shall make appropriate and proportionate adjustments to the class(es) and maximum number of securities subject to the Plan pursuant to Section 4.1 above, the maximum number of securities that can be made subject to an award granted to any individual pursuant to Section 5.3 above, the maximum number of securities that can be made subject to an award granted to any Covered Employee pursuant to Section 8(iv) above and the class(es) and number of securities or other property and price per share of the securities or other property subject to outstanding Stock Awards. The Board, or the Committee, if applicable, shall make such adjustments in its sole discretion, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

12.2 Adjustments Upon a Change in Control.

(i) In the event of a Change in Control as defined in Section 2.4(i) through 2.4(iv), such as an asset sale, merger, or change in Board composition, then the Board or the board of directors of any surviving entity or acquiring entity may provide or require that the surviving or acquiring entity shall: (1) assume or continue all or any part of the Stock Awards outstanding under the Plan or (2) substitute substantially equivalent stock awards (including an award to acquire substantially the same consideration paid to the shareholders in the transaction by which the Change in Control occurs) for those outstanding under the Plan. In the event any surviving entity or acquiring entity refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the Board in its sole discretion and without liability to any person may: (1) provide for the payment of a cash amount in exchange for the cancellation of a Stock Award equal to the product of (x) the excess, if any, of the Fair Market Value per share of Common Stock at such time over the exercise or redemption price, if any, times (y) the total number of shares then subject to such Stock Award; (2) continue the Stock Awards; or (3) notify Participants holding an Option, Stock Appreciation Right, Phantom Stock Unit, Restricted Stock Unit or Performance Share Unit that they must exercise or redeem any portion of such Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award) at or prior to the closing of the transaction by which the Change in Control occurs and that the Stock Awards shall terminate if not so exercised or redeemed at or prior to the closing of the transaction by which the Change in Control occurs. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised or redeemed prior to the closing of the transaction by which the Change in Control occurs. The Board shall not be obligated to treat all Stock Awards, even those that are of the same type, in the same manner.

(ii) In the event of a Change in Control as defined in Section 2.4(v), such as a dissolution of the Company, all outstanding Stock Awards shall terminate immediately prior to such event.

XIII. AMENDMENT OF THE PLAN AND STOCK AWARDS

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 of the Plan relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, any New York Stock Exchange, Nasdaq or other securities exchange listing requirements, or other applicable law or regulation.

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

13.4 No Material Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.5 Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards subject to and consistent with the terms of the Plan, including Sections 13.1 and 13.2; provided, however, that the rights of the Participant under any Stock Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

XIV. TERMINATION OR SUSPENSION OF THE PLAN

14.1 Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date that the Plan is most recently adopted. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14.2 No Material Impairment of Rights. Suspension or termination of the Plan shall not materially impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

XV. EFFECTIVE DATE OF PLAN

The Plan shall become effective immediately following its approval by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board (the “Effective Date”). No Stock Awards may be granted under the Plan prior to the time that the shareholders have approved the Plan.

XVI. CHOICE OF LAW

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

ANNEX B

AMENDMENT TO AMENDED

AND RESTATED CERTIFICATE

OF INCORPORATION TO

EFFECT REVERSE STOCK SPLIT

AND AUTHORIZED SHARE REDUCTION

Below is the proposed Amendment to the Amended and Restated Certificate of Incorporation of Unwired Planet, Inc. to effect the Reverse Stock Split and Authorized Share Reduction. If the Amendment is adopted, this language would be updated based on the exact amount of the Reverse Stock Split and would replace Section (A) of Article IV of the Company’s Certificate of Incorporation.

“(A) Classes of Stock. The Corporation is authorized to issue two classes of Stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is [            ] shares, each with a par value of $0.001 per share, [            ] of such shares shall be Common Stock, and 5,000,000 of such shares shall be Preferred Stock.

Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, each [            ] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below), in an amount equal to each stockholder’s pro rata share of the sale proceeds resulting after all fractional shares otherwise issuable in the Reverse Stock Split are aggregated and sold by the transfer agent as soon as possible after the Effective Time. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

In lieu of issuing fractional shares, the Company will make arrangements with the Transfer Agent to aggregate all fractional shares otherwise issuable in the Reverse Stock Split and sell these whole shares as soon as possible after the Effective Date at then prevailing market prices on the open market on behalf of those holders, and then pay each such holder his, her or its pro rata portion of the sale proceeds.

B-1

ANNEX C

PROTECTIVE AMENDMENT TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

Below is the proposed Protective Amendment to the Amended and Restated Certificate of Incorporation of Unwired Planet, Inc. If the Amendment is adopted, this language would be inserted as a new Article XIV into the Company’s Certificate of Incorporation.

“ARTICLE XIV

PART I — DEFINITIONS

As used in this Article XIV, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treasury Regulation § 1.382-2T shall include any successor provisions):

(A) “4.99-percent Transaction” means any Transfer described in clause (a) or (b) of Part II of this Article XIV.

(B) “4.99-percent Stockholder” a Person who owns a Percentage Stock Ownership equal to or exceeding 4.99% of the Corporation’s then-outstanding Stock, whether directly or indirectly, and including Stock such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the applicable Treasury Regulations thereunder.

(C) “Agent” has the meaning set forth in Part V of this Article XIV.

(D) “Board of Directors” or “Board” means the board of directors of the Corporation.

(E) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(F) “Corporation Security” or “Corporation Securities” means (1) any Stock, (2) shares of Preferred Stock issued by the Corporation (other than Preferred Stock described in Section 1504(a)(4) of the Code), and (3) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)) to purchase Securities of the Corporation.

(G) “Effective Date” means the date of filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.

(H) “Excess Securities” has the meaning given such term in Part IV of this Article XIV.

(I) “Expiration Date” means the earliest of (1) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article XIV is no longer necessary or desirable for the preservation of Tax Benefits, (2) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward, (3) such date as the Board of Directors shall fix in accordance with Part XII of this Article XIV and (4) January 29, 2018.

(J) “Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with the Treasury Regulation § 1.382-2T(g), (h), (j) and (k) or any successor provision.

(K) “Person” means any individual, firm, corporation or other legal entity, including persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i); and includes any successor (by merger or otherwise) of such entity.

(L) “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

(M) “Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article XIV.

(N) “Public Group” has the meaning set forth in Treasury Regulation § 1.382-2T(f)(13).

(O) “Purported Transferee” has the meaning set forth in Part IV of this Article XIV.

(P) “Securities” and “Security” each has the meaning set forth in Part VII of this Article XIV.

(Q) “Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

(R) “Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect, and constructive ownership determined under the provisions of Section 382 of the Code and the regulations thereunder.

(S) “Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Corporation or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Code.

(T) “Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a person, other than the Corporation, that alters the Percentage Stock Ownership of any Person. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation § 1.382-4(d). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.

(U) “Transferee” means any Person to whom Corporation Securities are Transferred.

(V) “Treasury Regulations” means the regulations, including temporary regulations or any successor regulations promulgated under the Code, as amended from time to time.

PART II — TRANSFER AND OWNERSHIP RESTRICTIONS

In order to preserve the Tax Benefits, from and after the Effective Date of this Article XIV any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date, shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (a) any Person or Persons would become a 4.99-percent Stockholder or (b) the Percentage Stock Ownership in the Corporation of any 4.99-percent Stockholder would be increased.

PART III — EXCEPTIONS

(A) Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treasury Regulation § 1.382-2T(j)(3)(i)) shall be permitted.

(B) The restrictions set forth in Part II of this Article XIV shall not apply to an attempted Transfer that is a 4.99-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Part III of Article XIV, the Board of Directors, may, in its discretion, require (at the expense of the transferor and/or transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation. The Board of Directors may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer. Approvals of the Board of Directors hereunder may be given prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article XIV through duly authorized officers or agents of the Corporation. Nothing in this Part III of this Article XIV shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

PART IV — EXCESS SECURITIES

(A) No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Part V of this Article XIV or until an approval is obtained under Part III of this Article XIV. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of Parts IV or V of this Article XIV shall also be a Prohibited Transfer.

(B) The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to its direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article XIV, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this Article XIV as a condition to registering any transfer.

PART V — TRANSFER TO AGENT

If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Part VI of this Article XIV if the Agent rather than the Purported Transferee had resold the Excess Securities.

PART VI — APPLICATION OF PROCEEDS AND PROHIBITED DISTRIBUTIONS

The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (a) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (b) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount shall be determined at the discretion of the Board of Directors; and (c) third, any remaining amounts shall be paid to one or more organizations qualifying under section 501(c)(3) of the Code (or any comparable successor provision) selected by the Board of Directors. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Part VI of Article XIV. In no event shall the proceeds of any sale of Excess Securities pursuant to this Part VI of Article XIV inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

PART VII — MODIFICATION OF REMEDIES FOR CERTAIN INDIRECT TRANSFERS

In the event of any Transfer which does not involve a transfer of securities of the Corporation within the meaning of Delaware law (“Securities,” and individually, a “Security”) but which would cause a 4.99-percent Stockholder to violate a restriction on Transfers provided for in this Article XIV, the application of Parts V and VI of this Article XIV shall be modified as described in this Part VII of this Article XIV. In such case, no such 4.99-percent Stockholder shall be required to dispose of any interest that is not a Security, but such 4.99-percent Stockholder and/or any Person whose ownership of Securities is attributed to such 4.99-percent Stockholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.99-percent Stockholder, following such disposition, not to be in violation of this Article XIV. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Parts V and VI of this Article XIV, except that the maximum aggregate amount payable either to such 4.99-percent Stockholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.99-percent Stockholder or such other Person. The purpose of this Part VII of Article XIV is to extend the restrictions in Part II and V of this Article XIV to situations in which there is a 4.99-percent

Transaction without a direct Transfer of Securities, and this Part VII of Article XIV, along with the other provisions of this Article XIV, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

PART VIII — LEGAL PROCEEDINGS; PROMPT ENFORCEMENT

If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Part V of this Article XIV (whether or not made within the time specified in Part V of this Article XIV), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Part VIII of Article XIV shall (a) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article XIV being void ab initio, (b) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (c) cause any failure of the Corporation to act within the time periods set forth in Part V of this Article XIV to constitute a waiver or loss of any right of the Corporation under this Article XIV. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article XIV.

PART IX — LIABILITY

To the fullest extent permitted by law, any stockholder subject to the provisions of this Article XIV who knowingly violates the provisions of this Article XIV and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

PART X — OBLIGATION TO PROVIDE INFORMATION

As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article XIV or the status of the Tax Benefits of the Corporation.

PART XI — LEGENDS

The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article XIV bear the following legend:

“THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED (THE “CERTIFICATE OF INCORPORATION”), OF THE CORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY

REGULATIONS PROMULGATED THEREUNDER), THAT IS TREATED AS OWNED BY A 4.99 PERCENT STOCKHOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CORPORATION’S CERTIFICATE OF INCORPORATION TO CAUSE THE 4.99 PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”

The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Part III of this Article XIV also bear a conspicuous legend referencing the applicable restrictions.

PART XII — AUTHORITY OF BOARD OF DIRECTORS

(A) The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article XIV, including, without limitation, (i) the identification of 4.99-percent Stockholders, (ii) whether a Transfer is a 4.99-percent Transaction or a Prohibited Transfer, (iii) the Percentage Stock Ownership in the Corporation of any 4.99-percent Stockholder, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee pursuant to Part VI of this Article XIV, and (vi) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article XIV. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article XIV for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article XIV.

(B) Nothing contained in this Article XIV shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (i) accelerate the Expiration Date, (ii) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article XIV, (iii) modify the definitions of any terms set forth in this Article XIV or (iv) modify the terms of this Article XIV as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.

(C) In the case of an ambiguity in the application of any of the provisions of this Article XIV, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article XIV requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article XIV. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article XIV. The Board of Directors may delegate all or any portion of its duties and powers under this Article XIV to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article XIV through duly authorized officers or agents of the Corporation. Nothing in this Article XIV shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

PART XIII — RELIANCE

To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article XIV. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

PART XIV — BENEFITS OF THIS ARTICLE XIV

Nothing in this Article XIV shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article XIV. This Article XIV shall be for the sole and exclusive benefit of the Corporation and the Agent.

PART XV — SEVERABILITY

The purpose of this Article XIV is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article XIV or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article XIV.

PART XVI — WAIVER

With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article XIV, (a) no waiver will be effective unless expressly contained in a writing signed by the waiving party; and (b) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.”

ANNEX D

UNWIRED PLANET, INC.

AND

COMPUTERSHARE TRUST COMPANY, N.A.

AS RIGHTS AGENT

TAX BENEFITS PRESERVATION AGREEMENT

DATED AS OF JANUARY 20, 2015

Section 31.	Benefits of this Agreement	D-35

Section 32.	Severability	D-35

Section 33.	Governing Law	D-35

Section 34.	Counterparts	D-35

Section 35.	Descriptive Headings	D-35

Section 36.	Force Majeure	D-35

Exhibit A	–	Certificate of Designation of Series A Junior Participating Cumulative Preferred Stock

Exhibit B	–	Form of Right Certificate

TAX BENEFITS PRESERVATION AGREEMENT

TAX BENEFITS PRESERVATION AGREEMENT (“Agreement”), dated as of January 20, 2015, between UNWIRED PLANET, INC. (formerly known as OpenWave Systems, Inc.) a Delaware corporation (the “Company”), and COMPUTERSHARE TRUST COMPANY, N.A., a federally chartered trust company (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, the Company has generated net operating loss carryovers and tax credit carryovers for United States federal income tax purposes (“NOLs”), which provide valuable Tax Benefits (as such term is hereinafter defined) to the Company. The ability to use the NOLs may be impaired or destroyed by an “ownership change” within the meaning of Section 382 (as such term is hereinafter defined). The Company desires to avoid such an “ownership change” and thereby preserve the ability to use the NOLs without limitation;

WHEREAS, on January 20, 2015, the Board of Directors of the Company (the “Board”) authorized and declared a dividend distribution of one Right (as such term is hereinafter defined) for each outstanding share of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) outstanding as of the Close of Business (as hereinafter defined) on January 29, 2015 (the “Record Date”), and authorized the issuance of one Right for each share of Common Stock of the Company issued (whether or not originally issued or sold from the Company’s treasury, except in the case of treasury shares having associated Rights) between the Record Date and the earlier of the Distribution Date or the Expiration Date (as such terms are hereinafter defined), each Right initially representing the right to purchase one ten-thousandth of a share of Series A Junior Participating Cumulative Preferred Stock of the Company having the rights, powers and preferences set forth on Exhibit A hereto, upon the terms and subject to the conditions hereinafter set forth (the “Rights”); and

WHEREAS, the Company desires to appoint the Rights Agent to act as rights agent hereunder, in accordance with the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall become the Beneficial Owner (as such term is hereinafter defined) of 4.99% or more of the shares of Common Stock of the Company then outstanding after the Measurement Time. Notwithstanding the foregoing, the term Acquiring Person shall not include (A) (i) the Company, (ii) any Subsidiary (as such term is hereinafter defined) of the Company, (iii) any employee benefit plan or compensation arrangement of the Company or any Subsidiary of the Company or (iv) any Person holding shares of Common Stock of the Company organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement (the Persons described in clauses (i) through (iv) above are referred to herein as “Exempt Persons”); and (B) any Person who acquires Common Stock in an Exempt Transaction or any Grandfathered Person, unless such Grandfathered Person becomes the Beneficial Owner of a percentage of the shares of Common Stock of the Company then outstanding equal to or exceeding such Grandfathered Person’s Grandfathered Percentage.

Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition by the Company of Common Stock of the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.99% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the shares of Common Stock of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.99% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the shares of Common Stock of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional shares (other than pursuant to a stock split, stock dividend or similar transaction) of Common Stock of the Company and immediately thereafter be the Beneficial Owner of 4.99% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the shares of Common Stock of the Company then outstanding, then such Person shall be deemed to be an “Acquiring Person.”

In addition, notwithstanding the foregoing, and notwithstanding anything to the contrary provided in the Agreement including without limitation in Sections 1(oo), 3(a) or 27, a Person shall not be an “Acquiring Person” if the Independent Directors determines at any time that a Person who would otherwise be an “Acquiring Person,” has become such without intending to become an “Acquiring Person,” and such Person divests as promptly as practicable (or within such period of time as the Independent Directors determine is reasonable) a sufficient number of shares of Common Stock of the Company so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a).

(b) “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations (the “Rules”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement and, to the extent not included within the foregoing, shall also include, with respect to any Person, any other Person whose Common Shares would be deemed constructively owned or owned by attribution by such first Person pursuant to the provisions of Section 382; provided, however, that no Person who is a director or officer of the Company shall be deemed an Affiliate or an Associate of any other director or officer of the Company solely as a result of his or her position as director or officer of the Company.

(d) A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of, any securities:

(i) which such Person Beneficially Owns (as determined pursuant to Rule 13d-3 of the Rules under the Exchange Act, as in effect on the date of this Agreement); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would reasonably be expected to be treated as exercised on the date of its acquisition or transfer under Section 1.382.4(d) or other applicable sections of the Treasury Regulations;

(ii) which such Person, has:

(A) the right to acquire (whether or not such right is exercisable immediately or only after the passage of time or upon the satisfaction of any conditions or both) pursuant to any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), including, for the avoidance of doubt, through agreements to enter into agreements that permit a Person to purchase such securities, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would reasonably be expected to be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) or other applicable sections of the Treasury Regulations; provided, further, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” or have “Beneficial Ownership” of, (1) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event; or (3) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Sections 3(a), 11(i) or 22 hereof; or

(B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Person as an “entity” under Section 1.382-3(a)(1) or other applicable sections of the Treasury Regulations; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” or have “Beneficial Ownership” of, any security under this clause (B) if the (1) agreement, arrangement or understanding to vote such security (i) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (ii) is not also then reportable by such person on Schedule 13D under the Exchange Act (or any comparable or successor report) or (2) such “Beneficial Ownership” arises solely as a result of such Person’s status as a “clearing agency” as defined in the Exchange Act; or

(C) the right to dispose of pursuant to any agreement, arrangement or understanding (whether or not in writing) (other than customary arrangements with and between underwriters and selling group members with respect to a bona fide public offering of securities), but only if the effect of such agreement, arrangement or understanding would reasonably be expected to treat such Person as an “entity” under Section 1.382-3(a)(1) or other applicable sections of the Treasury Regulations; or

(iii) which are Beneficially Owned, directly or indirectly, by any other Person with which such Person has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in clause (B) of Section 1(d)(ii) hereof) or disposing of any securities of the Company but only if the effect of such agreement, arrangement or understanding would reasonably be expected to treat such Personas an “entity” under Section 1.382-3(a)(1) or other applicable sections of the Treasury Regulations;

(iv) which such Person would be deemed to constructively own or own through attribution or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382;

provided, however, that (1) no Person engaged in business as an underwriter of securities shall be deemed the Beneficial Owner of any securities acquired through such Person’s participation as an underwriter in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and (2) no Person who is a director or an officer of the Company shall be deemed, as a result of his or her position as director or officer of the Company, the Beneficial Owner of any securities of the Company that are Beneficially Owned by any other director or officer of the Company.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding that such Person would be deemed to Beneficially Own hereunder.

(e) “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(f) “Certificate of Incorporation” when used in reference to the Company shall mean the Amended and Restated Certificate of Incorporation, as may be amended from time to time, of the Company.

(g) “Close of Business” on any given date shall mean 5:00 p.m., New York, New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York, New York time, on the next succeeding Business Day.

(h) “Common Stock” when used in reference to the Company shall mean the common stock, par value $0.001 per share, of the Company or any other shares of capital stock of the Company into which such stock shall be reclassified or changed. “Common Stock” when used with reference to any Person other than the Company organized in corporate form shall mean (i) the capital stock or other equity interest of such Person with the greatest voting power, (ii) the equity securities or other equity interest having power to control or direct the management of such Person or (iii) if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person and which have issued any such outstanding capital stock, equity securities or equity interest. “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) shall represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) shall be entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, shall have the power to remove or otherwise replace the general partner or partners.

(i) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(j) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(k) “Depositary Agent” shall have the meaning set forth in Section 7(c) hereof.

(l) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(m) “Exchange Date” shall have the meaning set forth in Section 7(a) hereof.

(n) “Exempt Person” shall have the meaning set forth in the definition of “Acquiring Person.”

(o) “Exempt Transaction” shall mean any transaction that the Independent Directors, in their sole discretion, have declared exempt pursuant to Section 29, which determination shall be irrevocable with respect to such transaction.

(p) “Exemption Request” shall have the meaning set forth in Section 29 hereof.

(q) “Exercise Price” shall have the meaning set forth in Section 4(a) hereof.

(r) “Expiration Date” and “Final Expiration Date” shall have the meanings set forth in Section 7(a) hereof.

(s) “Fair Market Value” of any securities or other property shall be as determined in accordance with Section 11(d) hereof.

(t) “Grandfathered Percentage” shall mean, with respect to any Grandfathered Person, (i) the percentage of outstanding shares of Common Stock set forth for such Grandfathered Person on Schedule A hereto and (ii) for any Grandfathered Person whose name is not set forth on Schedule A hereto, the percentage of the outstanding shares of Common Stock of the Company that such Grandfathered Person, together with all Affiliates and Associates of such Grandfathered Person, Beneficially Owns as of the Measurement Time, plus an additional 1/2%; provided, however, that, in the event any Grandfathered Person shall sell, transfer, or otherwise dispose of any outstanding shares of Common Stock of the Company after the Measurement Time, or if the percentage of outstanding Common Shares of the Company that such Grandfathered Person Beneficially Owns is reduced as a result of the issuance of additional securities of the Company after the Measurement Time, the Grandfathered Percentage shall, subsequent to such sale, transfer, disposition or dilutive event, mean, with respect to such Grandfathered Person, the lesser of (i) the Grandfathered Percentage as in effect immediately prior to such sale, transfer, disposition, or dilutive event or (ii) the percentage of outstanding shares of Common Stock of the Company that such Grandfathered Person Beneficially Owns immediately following such sale, transfer, disposition or dilutive event, plus an additional 1/2%.

(u) “Grandfathered Person” shall mean (i) the Persons whose names are set forth on Schedule A hereto and (ii) any other Person who or which, together with all Affiliates and Associates of such Person, is, as of the Measurement Time, the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding. Notwithstanding anything to the contrary provided in this Agreement, any Grandfathered Person who after the Measurement Time becomes the Beneficial Owner of less than 4.99% of the shares of Common Stock of the Company then outstanding (whether as a result of a sale, transfer or disposition of shares by such Grandfathered Person, the issuance of additional shares of the Company after the Measurement Time, or otherwise) shall cease to be a Grandfathered Person and shall be subject to all of the provisions of this Agreement in the same manner as any Person who is not and was not a Grandfathered Person.

(v) “Group” shall have the meaning set forth in clause (b) of the definition of “Person.”

(w) “Independent Director” shall mean any director of the Company who is an “independent director” under the rules of the Nasdaq Stock Exchange and also is not (i) a director, officer or employee of a Grandfathered Person, (ii) a director, officer or employee of an Affiliate or Associate of a Grandfathered Person or (iii) a Grandfathered Person or an Affiliate or an Associate of a Grandfathered Person.

(x) “Measurement Time” shall mean the Close of Business on January 29, 2015.

(y) “Person” shall mean (i) an individual, a corporation, a partnership, a limited liability company, an association, a joint stock company, a trust, a business trust, a government or political subdivision, any unincorporated organization, or any other association or entity including any successor (by merger or otherwise) thereof or thereto, and (ii) a “group” as that term is used for purposes of Section 13(d)(3) of the Exchange Act.

(z) “Preferred Stock” shall mean shares of Series A Junior Participating Cumulative Preferred Stock, par value $0.001 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designations attached hereto as Exhibit A.

(aa) “Preferred Stock Equivalents” shall have the meaning set forth in Section 11(b) hereof.

(bb) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(cc) “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(dd) “Redemption Price” shall have the meaning set forth in Section 23 hereof.

(ee) “Registered Common Stock” shall have the meaning set forth in Section 13(b) hereof.

(ff) “Requesting Person” shall have the meaning set forth in Section 29 hereof.

(gg) “Right Certificates” shall have the meaning set forth in Section 3(a) hereof.

(hh) “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(ii) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(jj) “Section 13 Event” shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

(kk) “Section 24(a)(i) Exchange Ratio” shall have the meaning set forth in Section 24(a)(i) hereof.

(ll) “Section 24(a)(ii) Exchange Ratio” shall have the meaning set forth in Section 24(a)(ii) hereof.

(mm) “Section 382” shall mean Section 382 of the Internal Revenue Code of 1986, as amended, and any successor provision or replacement provision and the Treasury Regulations thereunder.

(nn) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(oo) “Stock Acquisition Date” shall mean the date of the first public announcement (which for purposes of this definition shall include, without limitation, the issuance of a press release or the filing of a publicly-available report or other document with the Securities and Exchange Commission or any other governmental agency) by the Company, acting pursuant to a resolution adopted by the Board, or by an Acquiring Person, subject in each case to the last paragraph of Section 1(a), that an Acquiring Person has become such.

(pp) “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient, in the absence of contingencies, to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity are at the time directly or indirectly Beneficially Owned or otherwise controlled by such Person either alone or together with one or more Affiliates of such Person.

(qq) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(rr) “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company and its Subsidiaries.

(ss) “Treasury Regulations” shall mean U.S. Treasury regulations promulgated under the Code.

(tt) “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and any Co-Rights Agents shall be as the Company shall determine. The Company shall give ten (10) days’ prior written notice to the Rights Agent of the appointment of one or more Co-Rights Agents and the respective duties of the Rights Agent and any such Co-Rights Agents. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent.

Section 3. Issue of Right Certificates.

(a) From the date hereof until the earlier of (i) the Close of Business on the tenth calendar day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or such later calendar day, if any, as the Independent Directors may determine in their sole discretion) after the date a tender or exchange offer by any Person, other than an Exempt Person, is first published or sent or given within the meaning of Rule 14d-4(a) of the Exchange Act, or any successor rule, if, upon consummation thereof, such Person could become the

Beneficial Owner of 4.99% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the shares of Common Stock of the Company then outstanding (including any such date which is after the date of this Agreement and prior to the issuance of the Rights) (the earliest of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for the Common Stock of the Company registered in the names of the holders of the Common Stock of the Company or, in the case of uncertificated Common Shares registered in book entry form (“Book Entry Shares”), by notation in accounts reflecting the ownership of such Common Shares (which certificates for Common Stock and Book Entry Shares, as applicable, of the Company shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock of the Company. As soon as practicable after the Distribution Date, the Rights Agent will (if provided with all necessary information and documentation, in form and substance reasonably satisfactory to the Rights Agent), at the Company’s expense send, by first-class, insured, postage prepaid mail, to each record holder of the Common Stock of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company or the transfer agent or registrar for the shares of Common Stock, one or more certificates, in substantially the form of Exhibit B hereto (the “Right Certificates”), evidencing one Right for each share of Common Stock of the Company so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock of the Company has been made pursuant to Section 11(o) hereof, the Company may make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) at the time of distribution of the Right Certificates, so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Close of Business on the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing within two (2) Business Days. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) With respect to certificates or Book Entry Shares for the Common Stock of the Company issued prior to the Close of Business on the Record Date, the Rights will be evidenced by such certificates for the Common Stock or by notation in accounts reflecting the ownership of such Common Shares, as applicable, of the Company on or until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), and the registered holders of the Common Stock of the Company also shall be the registered holders of the associated Rights. Until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), the transfer of any of the certificates for the Common Stock or Book Entry Shares of the Company outstanding prior to the date of this Agreement shall also constitute the transfer of the Rights associated with the Common Stock of the Company represented by such certificate or Book Entry Shares.

(c) Certificates for the Common Stock of the Company issued after the Record Date, but prior to the earlier of the Distribution Date or the Expiration Date, shall be deemed also to be certificates for Rights, and shall bear a legend, substantially in the form set forth below:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Rights Agreement between Unwired Planet, Inc. and Computershare Trust Company, N.A. (or any successor thereto), as Rights Agent, dated as of January 20, 2015 as amended, restated, renewed, supplemented or extended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of Unwired Planet, Inc. and the stock transfer administration office of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Unwired Planet, Inc. may redeem the Rights at a redemption price of $0.001 per Right, subject to adjustment, under the terms of the Rights Agreement. Unwired Planet, Inc. will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights issued to or held by Acquiring Persons or any

Affiliates or Associates thereof (as defined in the Rights Agreement), and any subsequent holder of such Rights, may become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification, if any, to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

With respect to any Book Entry Shares, a legend in substantially similar form will be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates or Book Entry Shares containing the foregoing legend, the Rights associated with the Common Stock of the Company represented by such certificates or Book Entry Shares shall be evidenced by such certificates or Book Entry Shares alone until the earlier of the Distribution Date or the Expiration Date, and the transfer of any of such certificates or Book Entry Shares shall also constitute the transfer of the Rights associated with the Common Stock of the Company represented by such certificates or Book Entry Shares, as applicable. In the event that the Company purchases or acquires any shares of Common Stock of the Company after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock of the Company shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock of the Company which are no longer outstanding. The omission of the legend required hereby, the failure to provide notice thereof, or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof, the enforceability of any part of this Agreement or the rights of any holder of Rights.

Section 4. Form of Right Certificates.

(a) The Right Certificates (and the forms of election to purchase shares and of assignment and certificate to be printed on the reverse thereof) shall each be substantially in the form of Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (which shall not affect the rights, duties, liabilities, protections or responsibilities of the Rights Agent hereunder) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to customary usage. The Right Certificates shall be in a machine printable format and in a form reasonably satisfactory to the Rights Agent. Subject to the provisions of Section 11 and Section 22 hereof, the Right Certificates, whenever distributed, shall be dated as of the Record Date, shall show the date of countersignature, and on their face shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (the “Exercise Price”), but the number of such shares and the Exercise Price shall be subject to adjustment as provided herein.

(b) Any Right Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company or (B) a transfer which the Independent Directors have determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) hereof, and any Right Certificate issued pursuant to Section 6, Section 11 or Section 22 upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall have deleted therefrom the second sentence of the existing legend on such Right Certificate and in substitution therefor shall contain the following legend:

The Rights represented by this Right Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Right Certificate and the Rights represented hereby may become null and void under certain circumstances as specified in Section 7(e) of the Rights Agreement.

The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Associate or Affiliate thereof. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended. The failure to print the foregoing legend on any such Right Certificate or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

Section 5. Countersignature and Registration.

(a) The Right Certificates shall be executed on behalf of the Company by its Chairman or Vice Chairman of the Board, its President or any Vice President and by its Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested to by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent and shall not be valid for any purpose unless so countersigned, and such countersignature upon any Right Certificate shall be conclusive evidence, and the only evidence, that such Right Certificate has been duly countersigned as required hereunder. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer. In case any authorized signatory of the Rights Agent who has countersigned any Right Certificate ceases to be an authorized signatory of the Rights Agent before issuance and delivery by the Company, such Right Certificate, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who countersigned such Right Certificate had not ceased to be an authorized signatory of the Rights Agent; and any Right Certificate may be countersigned on behalf of the Rights Agent by any person who, at the actual date of the countersignature of such Right Certificate, is properly authorized to countersign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not so authorized.

(b) Following the Distribution Date, upon receipt by the Rights Agent of notice to that effect and all other relevant information and documents referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at its office or offices designated as the appropriate place for surrender of Right Certificates upon exercise or transfer, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any

Right Certificate or Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Certificates, entitling the registered holder to purchase a like number of one ten-thousandths of a share of Preferred Stock (or following a Triggering Event, Common Stock of the Company, cash, property, debt securities, Preferred Stock or any combination thereof, including any such securities, cash or property following a Section 13 Event) as the Right Certificate or Certificates surrendered then entitled such holder to purchase and at the same Exercise Price. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Certificates to be transferred, split up, combined or exchanged, with the form of assignment and certificate duly executed, at the office or offices of the Rights Agent designated for such purpose, along with a signature guarantee and such other and further documentation as the Company or the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have properly completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Right Certificate or Certificates, as the case may be, as so requested. The Company may require payment by the registered holder of a Right Certificate, of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Rights Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made, and the Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company may specify by written notice.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, along with such other and further documentation as the Company or the Rights Agent may reasonably request, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate, if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Exercise Price; Expiration Date of Rights.

(a) Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed (with such signature duly guaranteed), to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Exercise Price for the total number of one ten-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercised, at or prior to the earlier of (i) the Close of Business on January 29, 2018 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof (the “Exchange Date”), (iv) the repeal of Section 382 or any successor statute if the Independent Directors determine that this Agreement is no longer necessary for the preservation of Tax Benefits, (v) the beginning of the taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward or (vi) the close of business on January 29, 2016 if stockholder approval of this Agreement has not been obtained prior to that time (the earliest of (i), (ii), (iii), (iv), (v) or (vi) being herein referred to as the “Expiration Date”). Except as set forth in Section 7(e) hereof and notwithstanding any other provision of this Agreement, any Person who prior to the Distribution Date becomes a record holder of shares of Common Stock of the Company may exercise all of the rights of a registered holder of a Right Certificate with respect to the Rights associated with such shares of Common Stock of the Company in accordance with the provisions of this Agreement, as of the date such Person becomes a record holder of shares of Common Stock of the Company.

(b) The Exercise Price for each one ten-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be fifteen United States Dollars (U.S. $15.00), shall be subject to adjustment from time to time as provided in Section 11 and Section 13 hereof and shall be payable in lawful money of the United States of America in accordance with Section 7(c) below.

(c) As promptly as practicable following the Distribution Date, the Company shall deposit with a corporation, trust, bank or similar institution in good standing organized under the laws of the United States or any State of the United States, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by a federal or state authority (such institution is hereinafter referred to as the “Depositary Agent”), certificates representing the shares of Preferred Stock that may be acquired upon exercise of the Rights and the Company shall cause such Depositary Agent to enter into an agreement pursuant to which the Depositary Agent shall issue receipts representing interests in the shares of Preferred Stock so deposited. Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side thereof duly executed, accompanied by payment of the Exercise Price for the shares to be purchased and an amount equal to any applicable transfer tax (as determined by the Rights Agent) by certified check or bank draft payable to the order of the Company or by money order, the Rights Agent shall, subject to Section 20(k) and Section 14(b) hereof, thereupon promptly (i) requisition from the Depositary Agent (or make available, if the Rights Agent is the Depositary Agent) depositary receipts or certificates for the number of one ten-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes the Depositary Agent to comply with all such requests, (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Agreement, after receipt of each certificate or depositary receipts promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities (including Common Stock of the Company) of the Company, pay cash or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when appropriate. The payment of the Exercise Price may be made by certified or bank check payable to the order of the Company, or by money order or wire transfer of immediately available funds to the account of the Company (provided that notice of such wire transfer shall be given by the holder of the related Right to the Rights Agent).

(d) In case the registered holder of any Right Certificate shall properly exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event or Section 13 Event, any Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company, or (B) a transfer which the Independent Directors have determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any Affiliates or Associates of an Acquiring Person or any transferee of any of them hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company.

Section 9. Reservation and Availability of Preferred Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any authorized and issued shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding and exercisable Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock issuable upon exercise of all outstanding Rights in excess of the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(b) The Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares of Preferred Stock issued or reserved for issuance to be listed, upon official notice of issuance, upon the principal national securities exchange, if any, upon which the Common Stock of the Company is listed or, if the principal market for the Common Stock of the Company is not on any national securities exchange, to be eligible for quotation on such system as the Common Stock is then quoted.

(c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, or as soon as required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities or (B) the Expiration Date. The Company will also take such action as may be appropriate under, and which will ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date determined in accordance with the provisions of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding any such provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock delivered upon the exercise of the Rights shall, at the time of delivery of the certificates or depositary receipts for such shares (subject to payment of the Exercise Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any certificates for shares of Preferred Stock and/or other property upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates or the issuance or delivery of other securities or property to a person other than, or in respect of the issuance or delivery of securities or other property in a name other than that of, the registered holder of the Right Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for securities or other property in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock or other securities (including any fraction of a share of Preferred Stock or such other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock or such other securities represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Stock or such other securities, as applicable, are closed, such person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open; and further provided, however, that if delivery of shares of Preferred Stock or such other securities is delayed pursuant to Section 9(c), such Person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities only when such shares or such other securities first become deliverable. Prior to the exercise of the Right evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares or (D) issue, change or alter any shares of its capital stock in a reclassification or recapitalization of the Preferred Stock (including any such reclassification or recapitalization in connection with a consolidation or merger in which the Company is the continuing or surviving Person), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the

Exercise Price in effect at the time of the record date for such dividend or the effective time of such subdivision, combination, reclassification or recapitalization, and the number and kind of shares of capital stock issuable on such date or at such time, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, reclassification or recapitalization; provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of a Right. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) Subject to the provisions of Section 24 hereof, in the event any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person, then, promptly following any such occurrence (a “Section 11(a)(ii) Event”), proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have a right to receive, upon exercise thereof at the then current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one ten-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Exercise Price by the then number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, whether or not such Right was then exercisable, and dividing that product by (y) 50% of the Fair Market Value per share of Common Stock of the Company (determined pursuant to Section 11(d)) on the date of the occurrence of a Section 11(a)(ii) Event (such number of shares being referred to as the “Adjustment Shares”).

(iii) In lieu of issuing any shares of Common Stock of the Company in accordance with Section 11(a)(ii) hereof, the Company, acting by or pursuant to a resolution of the Board, may, and in the event that the number of shares of Common Stock of the Company which are authorized by the Company’s Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company, acting by or pursuant to a resolution of the Board, shall: (A) determine the excess of (X) the Fair Market Value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (Y) the Exercise Price attributable to each Right (such excess being referred to as the “Spread”) and (B) with respect to all or a portion of each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Exercise Price, (1) Common Stock of the Company or equity securities, if any, of the Company other than Common Stock of the Company (including without limitation shares, or units of shares, of Preferred Stock that the Board has determined to have the same value as shares of Common Stock of the Company (such shares of Preferred Stock being referred to herein as “Common Stock Equivalents”)), (2) cash, (3) a reduction in the Exercise Price, (4) Preferred Stock Equivalents which the Board has deemed to have the same value as shares of Common Stock of the Company, (5) debt securities of the Company, (6) other assets or securities of the Company or (7) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board after receiving the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, shares of Common Stock of the Company (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock of the Company could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, being referred to herein as the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended and a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock of the Company and of the Preferred Stock shall be the Fair Market Value (as determined pursuant to Section 11(d) hereof) per share of the Common Stock of the Company and the Preferred Stock, respectively, on the Section 11(a)(ii) Trigger Date, the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock of the Company on such date and the value of any Preferred Stock Equivalent shall be deemed to have the same value as the Preferred Stock on such date.

(b) If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same or more favorable rights, privileges and preferences as the shares of Preferred Stock (“Preferred Stock Equivalents”)) or securities convertible into Preferred Stock or Preferred Stock Equivalents at a price per share of Preferred Stock or per share of Preferred Stock Equivalents (or having a conversion price per share, if a security convertible into Preferred Stock or Preferred Stock Equivalents) less than the Fair Market Value (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Preferred Stock Equivalents to be offered (and the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Fair Market Value and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and Preferred Stock Equivalents to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be the Fair Market Value thereof determined in accordance with Section 11(d) hereof. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

(c) If the Company shall fix a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or convertible securities, subscription rights or warrants (excluding those referred to in Section 11(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair Market Value (as determined pursuant to Section 11(d) hereof) per one ten-thousandth of a share of Preferred Stock on such record date, less the Fair

Market Value (as determined pursuant to Section 11(d) hereof) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such convertible securities, subscription rights or warrants applicable to one ten-thousandth of a share of Preferred Stock and the denominator of which shall be the Fair Market Value (as determined pursuant to Section 11(d) hereof) per one ten-thousandth of a share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would be in effect if such record date had not been fixed.

(d) For the purpose of this Agreement, the “Fair Market Value” of any share of Preferred Stock, Common Stock or any other stock or any Right or other security or any other property shall be determined as provided in this Section 11(d).

(i) In the case of a publicly-traded stock or other security, the Fair Market Value on any date shall be deemed to be the average of the daily closing prices per share of such stock or per unit of such other security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Fair Market Value per share of any share of stock is determined during a period following the announcement by the issuer of such stock of (x) a dividend or distribution on such stock payable in shares of such stock or securities convertible into shares of such stock or (y) any subdivision, combination or reclassification of such stock, and prior to the expiration of the 30 Trading Day period after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Fair Market Value shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading; or, if not listed or admitted to trading on any national securities exchange, the last quoted price (or, if not so quoted, the average of the last quoted high bid and low asked prices) in the over-the-counter market, as reported by the OTC Bulletin Board, the Pink Sheets or such other system then in use; or, if on any such date no bids for such security are quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board. If on any such date no market maker is making a market in such security, the Fair Market Value of such security on such date shall be determined reasonably and with utmost good faith to the holders of the Rights by the Board, provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market Value of such security on such date shall be determined by a nationally recognized investment banking firm selected by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. The term “Trading Day” shall mean a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii) If a security is not publicly held or not so listed or traded, “Fair Market Value” shall mean the fair value per share of stock or per other unit of such security, determined reasonably and in good faith to the holders of the Rights by the Board; provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market Value of such security on such date shall be determined by a nationally recognized investment banking firm selected by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights; provided, however, that for the purposes of making any adjustment provided for by Section 11(a)(ii) hereof, the Fair Market Value of a share of Preferred Stock shall not be less than the product of the then Fair Market Value of a share of Common Stock multiplied by the higher of the then Dividend Multiple or Vote Multiple (as both of such terms are defined in the Certificate of Designations attached as Exhibit A hereto) applicable to the Preferred Stock and shall not exceed 105% of the product of the then Fair Market Value of a share of Common Stock multiplied by the higher of the then Dividend Multiple or Vote Multiple applicable to the Preferred Stock.

(iii) In the case of property other than securities, the Fair Market Value thereof shall be determined reasonably and in good faith to the holders of Rights by the Board; provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market Value of such property on such date shall be determined by a nationally recognized investment banking firm selected by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent and the holders of the Rights.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1.0% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-millionth of a share of Common Stock of the Company or hundred-millionth of a share of Preferred Stock, as the case may be, or to such other figure as the Board may deem appropriate. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

(f) If as a result of any provision of Section 11(a) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), (b), (c), (d), (e), (g) through (k) and (m), inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of one ten-thousandths of a share of Preferred Stock (or other securities or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of one ten-thousandths of a share of Preferred Stock (calculated to the nearest hundred-millionth) as the Board determines is appropriate to preserve the economic value of the Rights, including, by way of example, that number obtained by (i) multiplying (x) the number of one ten-thousandths of a share of Preferred Stock for which a Right may be exercisable immediately prior to this adjustment by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(i) The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-millionth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Exercise Price or the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Exercise Price per share and the number of shares which were expressed in the initial Right Certificates issued hereunder without prejudice to any adjustment or change.

(k) Before taking any action that would cause an adjustment reducing the Exercise Price below the then stated value, if any, of the number of one ten-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Exercise Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the number of one ten-thousandths of a share of Preferred Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one ten-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the Fair Market Value, issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock, shall not be taxable to such stockholders.

(n) The Company covenants and agrees that it shall not, at any time after the Distribution Date and so long as the Rights have not been redeemed pursuant to Section 23 hereof or exchanged pursuant to Section 24 hereof, (i) consolidate with (other than a Subsidiary of the Company in a transaction that complies with the proviso at the end of this sentence), (ii) merge with or into, or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries taken as a whole, to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with the proviso at the end of this sentence) if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments outstanding or agreements or arrangements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale the stockholders of a Person who constitutes, or would constitute, the “Principal Party” for the purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates; provided, however, that, subject to the following sentence, this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, or merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company. The Company further covenants and agrees that after the Distribution Date it will not, except as permitted by Section 23 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

(o) Notwithstanding anything in this Agreement to the contrary, in the event the Company shall at any time after the date of this Agreement and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock of the Company payable in shares of Common Stock of the Company or (ii) effect a subdivision, combination or consolidation of the outstanding shares of Common Stock of the Company (by reclassification or otherwise than by payment of dividends in shares of Common Stock of the Company) into a greater or lesser number of shares of Common Stock of the Company, then in any such case (A) the number of one ten-thousandths of a share of Preferred Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one ten-thousandths of a share of Preferred Stock so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock of the Company outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock of the Company outstanding immediately after such event, and (B) each share of Common Stock of the Company outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock of the Company outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

(p) The exercise of Rights under Section 11(a)(ii) shall only result in the loss of rights under Section 11(a)(ii) to the extent so exercised and neither such exercise nor any exchange of Rights pursuant to Section 24 shall otherwise affect the rights of holders of Right Certificates under this Rights Agreement, including rights to purchase securities of the Principal Party following a Section 13 Event which has occurred or may thereafter occur, as set forth in Section 13 hereof. Upon exercise of a Right Certificate under Section 11(a)(ii), the Rights Agent shall return such Right Certificate duly marked to indicate that such exercise has occurred.

Section 12. Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock of the Company a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock of the Company) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment contained therein and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which is not prohibited by Section 11(n) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which is not prohibited by the proviso at the end of the first sentence of Section 11(n) hereof) shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock of the Company shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, mortgage or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions, each of which is not prohibited by the proviso at the end of the first sentence of Section 11(n) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall have the right to receive, upon the exercise thereof at the then current Exercise Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid and nonassessable shares of freely tradable Common Stock of the Principal Party (as hereinafter defined in Section 13(b)), free and clear of rights of call or first refusal, liens, encumbrances, transfer restrictions or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Exercise Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (without taking into account any adjustment previously made pursuant to Section 11(a)(ii) or 11(a)(iii) hereof), and dividing that product by (2) 50% of the Fair Market Value (determined pursuant to Section 11(d) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale, mortgage or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock to permit exercise of all outstanding Rights in accordance with this Section 13(a) and the making of payments in cash and/or other securities in accordance with Section 11(a)(iii) hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights.

(b) “Principal Party” shall mean

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)), and if no securities are so issued, the Person that is the other party to the merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)); and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d));

provided, however, that in any such case described in clauses (i) or (ii) of Section 13(b) hereof, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act (“Registered Common Stock”) or such Person is not a corporation, and such Person is a direct or indirect Subsidiary or Affiliate of another Person who has Registered Common Stock outstanding, “Principal Party” shall refer to such other Person; (2) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or indirect Subsidiary of another Person which has Registered Common Stock outstanding, “Principal Party” shall refer to the ultimate parent entity of such first mentioned Person; (3) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and one or more of such other Persons has Registered Common Stock outstanding, “Principal Party” shall refer to whichever of such other Persons is the issuer of the Registered Common Stock having the highest aggregate Fair Market Value (determined pursuant to Section 11(d)); and (4) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and none of such other Persons has Registered Common Stock outstanding, “Principal Party” shall refer to whichever ultimate parent entity is the corporation having the greatest stockholders’ equity or, if no such ultimate parent entity is a corporation, “Principal Party” shall refer to whichever ultimate parent entity is the entity having the greatest net assets.

(c) The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto (x) the Principal Party shall have a sufficient number of authorized shares of its Common Stock, which have not been issued or reserved for issuance, to permit the exercise in full of the Rights in accordance with this Section 13, and (y) the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and (b) and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in Section 13(a), the Principal Party at its own expense will:

(i) prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, cause such registration statement to become effective as soon as practicable after such filing and cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the Expiration Date;

(ii) qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate;

(iii) list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for listing on an automated quotation system or such other system on which the Common Stock of the Company is then traded; and

(iv) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

(d) In case the Principal Party which is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its certificate of incorporation or By laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then current Fair Market Value (determined pursuant to Section 11(d)) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such Fair Market Value, or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(o) hereof, or to distribute Right Certificates which evidence fractional Rights. If the Company elects not to issue such fractional Rights, the Company shall pay, in lieu of such fractional Rights, to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole Right, as determined pursuant to Section 11(d) hereof.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one ten-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Fair Market Value of one ten-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the Fair Market Value of one ten-thousandth of a share of Preferred Stock shall be determined pursuant to Section 11(d) hereof for the Trading Day immediately prior to the date of such exercise.

(c) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(d) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

Section 15. Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to this Agreement, including Sections 18 and 20 hereof, are vested in the respective registered holders of the Right Certificates (or, prior to the Distribution Date, the registered holders of the Common Stock of the Company); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock of the Company), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock of the Company), may, in such registered holder’s own behalf and for such registered holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Right evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement. Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys’ fees, incurred by them in any action to enforce the provisions of this Agreement.

Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, each Right will be transferable only simultaneously and together with the transfer of shares of Common Stock of the Company;

(b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

(c) subject to Sections 6(a) and 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Right Certificate (or, prior to the Distribution Date, the associated certificate representing Common Stock or Book Entry Share notation, as applicable, of the Company) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated certificate representing Common Stock of the Company, if applicable, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and, subject to the last sentence of Section 7(e), neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as the result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligations; provided, however, that the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent such compensation as shall be agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and attorney fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense (including the reasonable documented fees and expenses of outside legal counsel), incurred without gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction) on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The provisions of this Section 18 and Section 20 shall survive the expiration of the Rights and the termination of this Agreement.

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate representing Common Stock of the Company, Preferred Stock, or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it in good faith and without negligence to be genuine and to be signed and executed by the proper Person or Persons. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.

(c) Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust or stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion or advice.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of “Fair Market Value”) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof shall be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, a Vice President, the Treasurer, any Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Rights Agent. Any such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility or have any liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible or liable for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible or liable for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7(e) hereof) or any adjustment required under the provisions of Sections 11, 13 or 23(c) hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment furnished in accordance with Section 12 hereof), nor shall it be responsible or liable for any determination by the Board of the Fair Market Value of the Rights or Preferred Stock pursuant to the provisions of Section 14 hereof; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock of the Company or Preferred Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether or not any shares of Common Stock of the Company or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any person believed by the Rights Agent to be the Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, a Vice President, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Company, and is authorized to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause (1) or clause (2) thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company by first class mail, provided, however, that in the event the transfer agency relationship in effect between the Company and the Rights Agent with respect to the Common Stock of the Company terminates, the Rights Agent will be deemed to have resigned automatically on the effective date of such termination. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause), effective immediately or on a specified date, by written notice given to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock of the Company and Preferred Stock, and by giving notice to the holders of the Right Certificates by any means reasonably determined by the Company to inform such holders of such removal (including without limitation, by including such information in one or more of the Company’s reports to stockholders or reports or filings with the Securities and Exchange Commission). If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or of any state of the United States so long as such Person is authorized to do business as a banking institution in such state, in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $10,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock of the Company and the Preferred Stock, and give notice to the holders of the Right Certificates by any means reasonably determined by the Company to inform such holders of such appointment (including without limitation, by including such information in one or more of the Company’s reports to stockholders or reports or filings with the Securities and Exchange Commission). Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Exercise Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock of the Company following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustments shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption.

(a) The Independent Directors may, at their option, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock dividend declared or paid, any subdivision or combination of the outstanding shares of Common Stock of the Company or any similar event occurring after the date of this Agreement (such redemption price, as adjusted from time to time, being hereinafter referred to as the “Redemption Price”). The Rights may be redeemed only until the earlier to occur of (i) the time at which any Person becomes an Acquiring Person or (ii) the Expiration Date.

(b) Immediately upon the action of the Independent Directors ordering the redemption of the Rights in accordance with Section 23 hereof, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Independent Directors ordering the redemption of the Rights in accordance with Section 23 hereof, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or Section 24 hereof or in connection with the purchase of shares of Common Stock of the Company prior to the Distribution Date.

(c) The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock of the Company (based on the Fair Market Value of the Common Stock of the Company as of the time of redemption) or any other form of consideration deemed appropriate by the Independent Directors.

Section 24. Exchange.

(a) (i) The Independent Directors may, at their option, at any time on or after the occurrence of a Section 11(a)(ii) Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock of the Company at an exchange ratio of one share of Common Stock of the Company per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Section 24(a)(i) Exchange Ratio”). Notwithstanding the foregoing, the Independent Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock of the Company.

(ii) Notwithstanding the foregoing, the Independent Directors may, at their option, at any time on or after the occurrence of a Section 11(a)(ii) Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock of the Company at an exchange ratio specified in the following sentence, as appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement. Subject to the adjustment described in the foregoing sentence, each Right may be exchanged for that number of shares of Common Stock of the Company obtained by dividing the Spread (as defined in Section 11(a)(iii)) by the then Fair Market Value per one ten-thousandth of a share of Preferred Stock on the earlier of (x) the date on which any person becomes an Acquiring Person or (y) the date on which a tender or exchange offer by any Person (other than an Exempt Person) is first published or sent or given within the meaning of Rule 14d-4(a) of the Exchange Act or any successor rule, if upon consummation thereof such Person could become an Acquiring Person (such exchange ratio being referred to herein as the “Section 24(a)(ii) Exchange Ratio”). Notwithstanding the foregoing, the Independent Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock of the Company.

(b) Immediately upon the action of the Independent Directors ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights pursuant to Section 11(a)(ii) shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock of the Company equal to the number of such Rights held by such holder multiplied by the Section 24(a)(i) Exchange Ratio or the Section 24(a)(ii) Exchange Ratio, as applicable; provided, however, that the holder of a Right exchanged pursuant to this Section 24 shall continue to have the right to purchase securities or other property of the Principal Party following a Section 13 Event that has occurred or may thereafter occur. The Company shall promptly give notice of any such exchange in accordance with Section 26 hereof and shall promptly mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock of the Company for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Preferred Stock Equivalent, as such term is defined in Section 11(b) hereof) for Common Stock of the Company exchangeable for Rights, at the initial rate of one ten-thousandth of a share of Preferred Stock (or Preferred Stock Equivalent) for each share of Common Stock of the Company, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock of the Company shall have the same voting rights as one share of Common Stock of the Company.

(d) In the event that there shall not be sufficient shares of Common Stock of the Company or Preferred Stock (or Preferred Stock Equivalents) issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock of the Company or Preferred Stock (or Preferred Stock Equivalent) for issuance upon exchange of the Rights.

(e) The Company shall not be required to issue fractions of Common Stock of the Company or to distribute certificates which evidence fractional shares of Common Stock of the Company. If the Company elects not to issue such fractional shares of Common Stock of the Company, the Company shall pay, in lieu of such fractional shares of Common Stock of the Company, to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock of the Company would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole share of Common Stock of the Company. For the purposes of this paragraph (e), the Fair Market Value of a whole share of Common Stock of the Company shall be the closing price of a share of Common Stock of the Company (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with, or to effect any sale, mortgage or other transfer (or to permit one or more of its Subsidiaries to effect any sale, mortgage or other transfer), in one transaction or a series of related transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than a Subsidiary of the Company in one or more transactions each of which is not prohibited by the proviso at the end of the first sentence of Section 11(n) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Stock of the Company payable in Common Stock of the Company or to effect a subdivision, combination or consolidation of the Common Stock of the Company (by reclassification or otherwise than by payment of dividends in Common Stock of the Company) then in each such case, the Company shall give to each holder of a Right Certificate and to the Rights Agent, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, whichever shall be the earlier; provided, however, no such notice shall be required pursuant to this Section 25 as a result of any Subsidiary of the Company effecting a consolidation or merger with or into, or effecting a sale or other transfer of assets or earnings power to, any other Subsidiary of the Company in a manner not inconsistent with the provisions of this Agreement.

(b) In case any Section 11(a)(ii) Event shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each registered holder of a Right Certificate and to the Rights Agent, in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, by facsimile transmission or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Rights Agent) as follows:

Unwired Planet, Inc.

170 South Virginia Street, Suite 201

Reno, NV 89501

Facsimile No.: (650) 480-8100

Attention: Chief Financial Officer

Mark.Thompson@unwiredplanet.com

with a copy to (which shall not constitute notice):

Goodwin Procter LLP

Exchange Place

Boston, MA 02109

Facsimile No.: (617) 523-1231

Attn: Brian C. McPeake

bmcpeake@goodwinprocter.com

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, by nationally-recognized overnight courier addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Attention: Client Administration

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of shares of Common Stock of the Company) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. Prior to the occurrence of a Section 11(a)(ii) Event, the Company and the Rights Agent shall, if the Independent Directors so direct, supplement or amend any provision of this Agreement as the Independent Directors may deem necessary or desirable without the approval of any holders of Common Stock of the Company. From and after the occurrence of a Section 11(a)(ii) Event, the Company and the Rights Agent shall, if the Independent Directors so direct, supplement or amend this Agreement without the approval of any holder of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereof in any manner which the Independent Directors may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person); provided, however, that from and after the occurrence of a Section 11(a)(ii) Event this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and the benefits to, the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment, and any failure of the Rights Agent to so execute such supplement or amendment shall not affect the validity of the actions taken by the Independent Directors pursuant to this Section 27. Prior to the occurrence of a Section 11(a)(ii) Event, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock of the Company. Notwithstanding any other provision hereof, the Rights Agent’s written consent must be obtained regarding any amendment or supplement pursuant to this Section 27 which alters the Rights Agent’s rights or duties.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person (together with its Affiliates and Associates) beneficially owning 4.99% or more of the then outstanding Common Stock (or, in the case of a Grandfathered Person, the Grandfathered Percentage) (a “Requesting Person”) may, prior to the Stock Acquisition Date, and in accordance with this Section 29, request that the Independent Directors grant an exemption with respect to such acquisition under this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (or, in the case of an Grandfathered Person, the Grandfathered Percentage) and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Independent Directors shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Independent Directors to make a determination within such period shall be deemed to constitute the denial by the Independent Directors of the Exemption Request. The Independent Directors may deny an Exemption Request if the Independent Directors determine, in their sole discretion, that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person could jeopardize or endanger the availability to the Company of the NOLs or for whatever other reason they deem reasonable, desirable or appropriate. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Independent Directors or that it will not make another Exemption Request), in each case as and to the extent the Independent Directors shall determine necessary, desirable or appropriate.

Section 30. Determinations and Actions by the Independent Directors. The Independent Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Independent Directors, or as may be necessary or advisable in the administration of this Agreement, including without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations and computations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement) or to grant or not grant an Exemption Request. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Independent Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject any member of the Board to any liability to the holders of the Rights or to any other person.

Section 31. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of the Common Stock of the Company).

Section 32. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Independent Directors determine in its good faith judgment that severing the invalid language from the Agreement would adversely affect the purpose or effect of the Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Independent Directors; provided, further, if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.

Section 33. Governing Law. This Agreement, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and to be performed entirely within such State. The courts of the State of Delaware and of the United States of America located in the State of Delaware (the “Delaware Courts”) shall have exclusive jurisdiction over any litigation arising out of or relating to this Agreement and the transactions contemplated hereby, and any Person commencing or otherwise involved in any such litigation shall waive any objection to the laying of venue of such litigation in the Delaware Courts and shall not plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum. Notwithstanding the foregoing, the Company and the Rights Agent may mutually agree to a jurisdiction other than Delaware for any litigation directly between the Company and the Rights Agent arising out of or relating to this Agreement.

Section 34. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

Section 35. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 36. Force Majeure. Notwithstanding anything to the contrary contained herein, neither the Company nor the Rights Agent shall be liable for any delay or failure in performance resulting directly from any act or event beyond its reasonable control and without the fault or gross negligence of the delayed or non-performing party that causes a sudden, substantial or widespread disruption in business activities, including, without limitation, fire, flood, natural disaster or act of God, strike or other industrial disturbance, war (declared or undeclared), embargo, blockade, legal restriction, riot, insurrection, act of terrorism, disruption in transportation, communications, electric power or other utilities, or other vital infrastructure or any means of disrupting or damaging internet or other computer networks or facilities (each, a “Force Majeure Condition”); provided, that such delayed or non-performing party shall use reasonable commercial efforts to resume performance as soon as practicable. If any Force Majeure Condition occurs, the party delayed or unable to perform shall give prompt written notice to the other party, stating the nature of the Force Majeure Condition and any action being taken to avoid or minimize its effect.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as an instrument under seal and attested, all as of the day and year first above written.

UNWIRED PLANET, INC.

By:	/s/ Mark Thompson
Name: Mark Thompson
Title: Chief Financial Officer (Principal Financial Officer)

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By:	/s/ Joseph S. Campbell
	Name:	Joseph S. Campbell
	Title:	Vice President

[Signature Page to the Tax Benefits Preservation Agreement]

Exhibit A

CERTIFICATE OF DESIGNATION

of

SERIES A JUNIOR PARTICIPATING CUMULATIVE

PREFERRED STOCK

of

UNWIRED PLANET, INC.

(the “Corporation”)

UNWIRED PLANET, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof,

DOES HEREBY CERTIFY:

Pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Section 151(g) of the General Corporation Law of the State of Delaware, on January 20, 2015, the Board of Directors adopted the following resolution:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation, in accordance with the provisions of the Certificate of Incorporation, the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of a series of preferred stock and the qualifications, limitations and restrictions thereof are as follows:

Series A Junior Participating Cumulative Preferred Stock

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Cumulative Preferred Stock” (the “Series A Preferred Stock”), and the number of shares initially constituting such series shall be 50,000; provided, however, that if more than a total of 50,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Shareholder Rights Agreement dated as of January 20, 2015, between the Corporation and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”), the Board of Directors of the Corporation, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, may direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 thereof, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

Section 2. Dividends and Distributions.

(A) (i) Subject to the rights of the holders of any shares of any Series of preferred stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of shares of common stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provisions for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock or a subdivision of the outstanding shares of common stock (by reclassification or otherwise), declared on the common stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. The multiple of cash and non-cash dividends declared on the common stock to which holders of the Series A Preferred Stock are entitled, which shall be 10,000 initially but which shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Dividend Multiple.” In the event the Corporation shall at any time after the close of business on January 29, 2015 (the “Rights Declaration Date”) (a) declare or pay any dividend on common stock payable in shares of common stock, or (b) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of dividends which holders of shares of Series A Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

(ii) Notwithstanding anything else contained in this paragraph (A), the Corporation shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series A Preferred Stock as provided in this paragraph (A) immediately after it declares a dividend or distribution on the common stock (other than a dividend payable in shares of common stock); provided that, in the event no dividend or distribution shall have been declared on the common stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(B) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix in accordance with applicable law a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than such number of days prior to the date fixed for the payment thereof as may be allowed by applicable law.

Section 3. Voting Rights. In addition to any other voting rights required by law, the holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. The number of votes which a holder of a share of Series A Preferred Stock is entitled to cast, which shall initially be 10,000 but which may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Vote Multiple.” In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series A Preferred Stock shall be entitled shall be the Vote Multiple immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of common stock and the holders of shares of any other capital stock of this Corporation having general voting rights, shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as otherwise required by applicable law or as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of common stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) except as permitted in subsection 4(A)(iv) below, redeem, purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Series and classes, shall determine in good faith will result in fair and equitable treatment among the respective Series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subsection (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new Series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $10,000.00 per share or (2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount to be distributed per share to holders of common stock, or (y) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the aggregate amount per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

Neither the consolidation of nor merging of the Corporation with or into any other corporation or corporations, nor the sale or other transfer of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of common stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of common stock is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series A Preferred Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

Section 8. Redemption. The shares of Series A Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law.

Section 9. Ranking. Unless otherwise expressly provided in the Certificate of Incorporation or a Certificate of Designations relating to any other series of preferred stock of the Corporation, the Series A Preferred Stock shall rank junior to every other series of the Corporation’s preferred stock previously or hereafter authorized, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and shall rank senior to the common stock.

Section 10. Amendment. The Certificate of Incorporation and this Certificate of Designations shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Preferred Stock, voting separately as a class.

Section 11. Fractional Shares. Series A Preferred Stock may be issued in whole shares or in any fraction of a share that is one ten-thousandth (1/10,000th) of a share or any integral multiple of such fraction, which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Corporation may elect to make a cash payment as provided in the Rights Agreement for fractions of a share other than one ten-thousandth (1/10,000th) of a share or any integral multiple thereof.

Exhibit B

FORM OF RIGHT CERTIFICATE

Certificate No. R-             Rights

NOT EXERCISABLE AFTER JANUARY 29, 2018 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF UNWIRED PLANET, INC., AT $0.001 PER RIGHT, ON THE TERMS SET FORTH IN THE SHAREHOLDER RIGHTS AGREEMENT BETWEEN UNWIRED PLANET, INC. AND COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT, DATED AS OF JANUARY 20, 2015 (THE “RIGHTS AGREEMENT”). UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN Section 7(e) OF THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

Right Certificate

UNWIRED PLANET, INC.

This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Shareholder Rights Agreement dated as of January __, 2015 (the “Rights Agreement”) between Unwired Planet, Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the close of business on January 29, 2018 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one ten-thousandth of a fully paid, non-assessable share of the Series A Junior Participating Cumulative Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $15.00 per one ten-thousandth of a share (the “Exercise Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and the related Certificate duly executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of the close of business on January 29, 2015, based on the Preferred Stock as constituted at such date.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person or Associate or Affiliate thereof, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a Person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Exercise Price and the number of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal office of the Company and the designated office of the Rights Agent and are also available upon written request to the Company or the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exercised. If this Right Certificate shall be exercised in whole or in part pursuant to Section 11(a)(ii) of the Rights Agreement, the holder shall be entitled to receive this Right Certificate duly marked to indicate that such exercise has occurred as set forth in the Rights Agreement.

Under certain circumstances, subject to the provisions of the Rights Agreement, the Independent Directors (as defined in the Rights Agreement) at their option may exchange all or any part of the Rights evidenced by this Certificate for shares of the Company’s Common Stock or Preferred Stock at an exchange ratio (subject to adjustment) specified in the Rights Agreement.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Independent Directors (as defined in the Rights Agreement) at their option at a redemption price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Independent Directors).

The Company is not obligated to issue fractional shares of stock upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts). If the Company elects not to issue such fractional shares, in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock, Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company as a document under corporate seal.

UNWIRED PLANET, INC.

By:
Name:
Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:
Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED                              hereby sells, assigns and transfers unto                                      (Please print name and address of transferee)                                                                                                                this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                  Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:              , 20

Signature

Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate              are              are not being transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned              did              did not directly or indirectly acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated:              , 20

Signature

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to

exercise the Right Certificate)

To Unwired Planet, Inc.:

The undersigned hereby irrevocably elects to exercise              Rights represented by this Right Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:

Please insert social security or other identifying taxpayer number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate or if the Rights are being exercised pursuant to Section 11(a)(ii) of the Rights Agreement, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying taxpayer number:

(Please print name and address)

Dated:              , 20

Signature

Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate              are              are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned              did              did not directly or indirectly acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated:              , 20

Signature

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

UNWIRED PLANET, INC.
20 FIRST STREET, FIRST FLOOR
LOS ALTOS, cA 94022
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY Of fUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,
51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M97261-P68814
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY
UNWIRED PLANET, INC.
for All Withhold All Except for All
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote fOR the following:
1. Election of Directors
Nominees:
01) Philip Vachon 02) Richard Chernicoff 03) Peter A. Reed
04) Boris Teksler
05) Taylor O. Harmeling
06) Jess M. Ravich
The Board of Directors recommends you vote fOR proposals 2, 3, 4, 5, 6, 7 and 8.
2. To ratify the selection of Grant Thornton LLP as our independent registered public accounting form for the fiscal year ending June 30, 2016;
3. To approve an amendment to the Second Amended and Restated 2006 Stock Incentive Plan;
4. To approve an amendment to our Amended and Restated Certi?cate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio up to one-for-twenty (1:20);
5. To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to make a corresponding reduction in the number of authorized shares of common stock;
6. To approve the adoption of a protective amendment to our Amended and Restated Certificate of Incorporation, as amended, to help preserve certain tax benefits primarily associated with our net operating losses;
7. To approve the Tax Bene?ts Preservation Agreement to help protect the tax benefits primarily associated with our net operating losses;
8. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement; and
9. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX]
Date
Signature (Joint Owners)
Date
for Against Abstain

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.
M97262-P68814
PROXY IS SOLICITED ON BEHALf Of THE BOARD Of DIRECTORS Of UNWIRED PLANET, INC. fOR THE 2015 ANNUAL MEETING Of STOCKHOLDERS
DECEMBER 4, 2015
The undersigned stockholder of Unwired Planet, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 28, 2015, and the 2015 Annual Report to Stockholders and hereby appoints Boris Teksler and Noah D. Mesel and each of them individually, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2015 Annual Meeting of Stockholders of Unwired Planet, Inc. to be held on December 4, 2015 at 8:00 a.m. PST, at the of?ces of Pillsbury Winthrop Shaw Pittman LLP, 725 South Figueroa Street, Suite 2800, Los Angeles, CA 90017-5406, U.S.A., and at any adjournment thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, If NO DIRECTION IS GIVEN, WILL BE VOTED “fOR” THE PROPOSALS IN ITEMS 2, 3, 4, 5, 6, 7 AND 8 AND “fOR” THE ELECTION Of DIRECTORS. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION Of THE PROXY HOLDER ON ANY MATTER INCIDENTAL TO THE fOREGOING OR ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEfORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOf.
Continued and to be signed on reverse side